As filed with the Securities and Exchange Commission on

April 27, 2015

Securities Act File No.  033-00488

Investment Company Act File No.  811-04416

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-effective Amendment No. 107	☒

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 108	☒

PNC FUNDS

(Exact Name of Registrant as Specified in Charter)

One East Pratt Street, 5th Floor

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

1-800-622-3863

(Registrant’s Telephone Number)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

(617) 951-7405

(Name and Address of Agent for Service)

Copies of Communications to:

Thomas R. Rus

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

(410) 237-5232

It is proposed that this filing will become effective (check applicable box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on April 28, 2015 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

Post-Effective Amendment No. 107 (the “Amendment”) to the Registration Statement of PNC Funds (the “Trust”) is being filed to register Class T Shares of PNC Balanced Allocation Fund, PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, and PNC Target 2050 Fund, and relates only to Class T Shares of these series. Information contained in the Registrant’s Registration Statement relating to any other classes or series of the Registrant is neither amended nor superseded hereby.

PNC Funds Prospectus

Class T Shares

April 28, 2015

Equity Funds

Balanced Allocation Fund Class T PBTTX

Target Date Funds

PNC Retirement Income Fund Class T PDTKX

PNC Target 2020 Fund Class T PDTLX

PNC Target 2030 Fund Class T PDTPX

PNC Target 2040 Fund Class T PDTNX

PNC Target 2050 Fund Class T PDTOX

If you have any questions about any part of the prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 1-800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation and current income.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 74 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information on page 64.

Shareholder Fees

(fees paid directly from your investment)

Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	0.50%
Other Expenses	0.40%
Acquired Fund Fees and Expenses[3]	0.06%
Total Annual Fund Operating Expenses	1.71%
Fee Waiver and Expense Reimbursement[4]	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[4]	1.56%

1  A sales charge is not charged on purchases of Class T shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class T shares if the shares are redeemed within 12 months of the date of purchase.

3  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 1.50% for Class T Shares, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through April 27, 2016, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class T Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$503	$856	$1,232	$2,287

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of common stocks, exchange-traded funds ("ETFs"), fixed income securities and cash equivalents with varying asset allocations depending on PNC Capital Advisors, LLC's (the "Adviser") assessment of market conditions.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities, asset-backed securities, and high-yield bonds ("junk bonds"), and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. Under normal circumstances, at least 25% of the Fund's net assets will be invested in fixed income senior securities. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stocks, fixed income securities, preferred stocks and convertible bonds of companies headquartered outside the U.S.), and may include investing in emerging market securities. The Fund may invest

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

in companies with stock market capitalizations of at least $100 million.

The Fund primarily invests the fixed income portion of its portfolio in a broad range of fixed income securities in order to generate current income. The dollar-weighted average maturity of the Fund's fixed income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding, for example, when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may invest in other investment companies, such as, for example, open-end or closed-end investment companies, ETFs and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser and its affiliates.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts, forward currency contracts, and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. Finally, the Fund may also use futures to gain diversified exposure to a specific country or region and may purchase put options on securities or indices to manage the risk of loss.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap company stocks may be more volatile than those of larger companies.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund, as even a small investment in derivatives can have a significant impact on the Fund's exposure to, among other things, securities' market values, interest rates or currency exchange rates. The Fund's use of derivatives may also affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on

2

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

High-Yield Bond Risk. Investments in high-yield, lower-rated securities ("junk bonds") involve greater risk than investments in investment-grade securities. Such risks include:

•  A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual

3

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price, and have to reinvest the proceeds from prepayments at lower interest rates.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A Shares compare with those of broad measures of market performance, including the S&P 500® Index, the Barclays U.S. Aggregate Bond Index and the Balanced Allocation Hybrid Index, a customized blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. Performance shown for Class A Shares is not adjusted to reflect the higher expenses of Class T Shares. The performance shown for Class A Shares would have been lower if it were adjusted to reflect the actual expenses of Class T Shares. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the Average Annual Total Returns table below reflect the deduction of sales charges applicable to Class A Shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_276/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns*

Best Quarter	11.54%	(6/30/09)
Worst Quarter	-13.39%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through March 31, 2015 was 2.45%.

AVERAGE ANNUAL TOTAL RETURNS*

(For the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	0.59%	8.03%	4.87%
Returns After Taxes on Distributions[1]	0.24%	7.72%	4.32%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.52%	6.29%	3.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%
Balanced Allocation Hybrid Benchmark Index (reflects no deduction for fees, expenses or taxes)	10.62%	11.18%	6.77%

*  The returns shown are for Class A Shares, a class of shares of the Fund that is not offered through this Prospectus. Class T Shares would have substantially similar returns because the shares are invested in the same portfolio of securities. Returns for Class T Shares would differ from Class A Shares to the extent that the classes do not have the same expenses and sales charges.

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Member of Fund's Portfolio Management Team	Title
Mark W. Batty, CFA	1	Senior Portfolio Manager
Sean T. Rhoderick	less than 1*	Managing Director and Chief Investment Officer of Taxable Fixed Income
James E. Mineman	less than 1**	Senior Portfolio Manager
Peter A. Roy	less than 1**	Portfolio Manager
Douglas J. Roman, CFA, CMT	5	Managing Director
Martin C. Schulz, J.D.	16	Managing Director

*  Sean T. Rhoderick, CFA has served as a portfolio manager of the Fund and as Managing Director and Chief Investment Officer of Taxable Fixed Income since February 17, 2015.

**  James E. Mineman and Peter A. Roy, CFA have each served as a co-lead portfolio manager for the small cap portion of the Fund, since October 31, 2014.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the "Important Additional Information" section on page 45 of this prospectus.

5

TARGET DATE FUNDS

PNC RETIREMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks current income and some capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 74 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information on page 64.

Shareholder Fees

(fees paid directly from your investment)

Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.50%
Other Expenses[3]	9.51%
Acquired Fund Fees and Expenses[4]	0.55%
Total Annual Fund Operating Expenses	10.56%
Fee Waiver and Expense Reimbursement[5]	9.40%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[5]	1.16%

1  A sales charge is not charged on purchases of Class T shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class T shares if the shares are redeemed within 12 months of the date of purchase.

3  "Other Expenses" include a 0.01% administrative fee payable to PNC Capital Advisors, LLC ("PNC Capital") in its capacity as co-administrator for the Fund.

4  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

5  PNC Capital, also the Fund's investment adviser (the "Adviser"), has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Distribution (12b-1) Fees and Other Expenses together exceed 0.60%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital, taxes, portfolio transaction and other investment related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and Acquired Fund Fees and Expenses). This expense limitation continues through April 27, 2016, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board of Trustees at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Distribution (12b-1) Fees and Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class T Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$464	$2,464	$4,248	$7,910

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 318% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

PNC Retirement Income Fund (the "Fund") may invest in a diversified portfolio of equity, fixed income and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective. The Fund may also invest its assets in an effort to seek real return (i.e., a rate of return in excess of inflation).

Equity Allocation Range		Fixed Income Allocation Range		Diversifier Allocation Range		Cash and Cash Alternatives Allocation Range
0	% – 60%	30	% – 100%	0	% – 30%	0	% – 25%

The ranges shown above are intended to provide an indication of how the Fund may be invested. The Fund's actual allocations can and will differ from the ranges shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments

6

TARGET DATE FUNDS

PNC RETIREMENT INCOME FUND

should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A of the statutory prospectus for the Fund.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies

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or measures of volatility. The Fund's use of derivatives could be significant.

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance and financial goals. There can be no assurance that investing in the Fund will provide a sufficient source of income or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions to taxable shareholders.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap company stocks may be more volatile than those of larger companies.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options,

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swaps, forward currency contracts, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund, as even a small investment in derivatives can have a significant impact on the Fund's exposure to, among other things, securities' market values, interest rates or currency exchange rates. The Fund's use of derivatives may also affect the amount, timing or character of distributions payable to shareholders, and thus taxes payable by taxable shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower-rated securities ("junk bonds") involve greater risk than investments in investment-grade securities. Such risks include:

•  A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities is likely to fluctuate

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considerably more than the income distributions from its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value. The Adviser may have an incentive to invest a portion of the Fund's assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities or in investment companies sponsored or managed by others.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates.

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Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the performance of the Fund's Class I Shares for each full calendar year since the Fund commenced operations and by showing how the average annual returns of the Fund's Class I Shares for the 1-year and since inception periods compared with those of a broad measure of market performance. Performance shown for Class I Shares is not adjusted to reflect the higher expenses of Class T Shares. The performance shown for Class I Shares would have been lower if it were adjusted to reflect the actual expenses of Class T Shares. Also, the bar chart shows changes in the performance of the Fund's Class I Shares and does not reflect the deduction of any applicable sales charges. If sales charges applicable to Class T Shares had been reflected, the returns for Class I Shares would be less than those shown below. Similarly, the returns in the Average Annual Total Returns table below do not reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_442/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns*

Best Quarter	2.82%	(3/31/13)
Worst Quarter	-0.94%	(9/30/14)

The Fund's year-to-date total return for Class I Shares through March 31, 2015 was 1.54%.

AVERAGE ANNUAL TOTAL RETURNS*

(For the periods ended December 31, 2014)

	1 Year	Since Inception (9/28/12)
Class I Shares
Returns Before Taxes	4.99%	5.37%
Returns After Taxes on Distributions[1]	2.80%	3.90%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	2.90%	3.50%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses or taxes)	4.86%	5.39%

*  The returns shown are for Class I Shares, a class of shares of the Fund that is not offered through this Prospectus. Class T Shares would have substantially similar returns because the shares are invested in the same portfolio of securities. Returns for Class T Shares would differ from Class I Shares to the extent that the classes do not have the same expenses and sales charges.

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund.

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Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Aneet Deshpande, Chairman; Mark McGlone; Keith Weigel; Doug Roman; Martin Schulz; Sean Rhoderick; Timothy Compan; Donald J. Hohman; James E. Mineman; and Jake Moloznik. Mr. Deshpande became Chairman of the Committee on September 29, 2014. He serves as the Head of Equity Trading for the Adviser and he has day-to-day responsibility for managing the Fund's portfolio, working to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Deshpande is a member of the Investment Strategy team headed by Mr. McGlone, the Adviser's President and Chief Investment Officer. Mr. McGlone has over 21 years of experience managing fixed income portfolios. Mr. Weigel, former Committee Chairman, has over 26 years of investment industry experience, which includes 18 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick is Managing Director and Chief Investment Officer of Taxable Fixed Income. Mr. Compan is a Senior Portfolio Manager on the Adviser's fixed income team. Mr. Hohman serves as a Managing Director of Product Management for the Adviser and has over 21 years of investment product management industry experience. Mr. Moloznik serves as an Investment and Portfolio Strategist of the Adviser. Mr. Mineman is a Senior Portfolio Manager on the Adviser's small- and mid-cap equity team and as of October 31, 2014, he became a co-lead portfolio manager of that team. On average, these Committee members have over 21 years of portfolio management experience.

Name	Years Responsible for Allocation Decisions of the Fund	Title
Aneet Deshpande, CFA	2	Head of Equity Trading
Mark McGlone	2	President and Chief Investment Officer
Keith Weigel, CFA	2	Managing Director, Product Management
Douglas J. Roman, CFA, CMT	2	Managing Director, Large Cap Funds
Martin Schulz, J.D.	2	Managing Director, International Equity
Sean T. Rhoderick, CFA	2	Managing Director and Chief Investment Officer of Taxable Fixed Income
Timothy D. Compan, Jr., CFA	2	Senior Portfolio Manager, Fixed Income
Donald J. Hohman	2	Managing Director, Product Management
Jake Moloznik	Less than 1*	Investment and Portfolio Strategist
James E. Mineman	Less than 1**	Senior Portfolio Manager, Small and Mid Cap Funds

*  Became a voting member of the Committee effective June 10, 2014.

**  Became a voting member of the Committee effective September 29, 2014.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 45 of this prospectus.

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PNC TARGET 2020 FUND

INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 74 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information on page 64.

Shareholder Fees

(fees paid directly from your investment)

Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.50%
Other Expenses[3]	9.21%
Acquired Fund Fees and Expenses[4]	0.63%
Total Annual Fund Operating Expenses	10.34%
Fee Waiver and Expense Reimbursement[5]	9.10%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[5]	1.24%

1  A sales charge is not charged on purchases of Class T shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class T shares if the shares are redeemed within 12 months of the date of purchase.

3  "Other Expenses" include a 0.01% administrative fee payable to PNC Capital Advisors, LLC ("PNC Capital") in its capacity as co-administrator for the Fund.

4  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

5  PNC Capital, also the Fund's investment adviser (the "Adviser"), has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Distribution (12b-1) Fees and Other Expenses together exceed 0.60%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital, taxes, portfolio transaction and other investment related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and Acquired Fund Fees and Expenses). This expense limitation continues through April 27, 2016, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board of Trustees at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Distribution (12b-1) Fees and Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class T Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$472	$2,433	$4,191	$7,827

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

PNC Target 2020 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2020 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall target asset allocation has been designed, as shown below, to increase the Fund's focus on capital preservation as the target date approaches.

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PNC TARGET 2020 FUND

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation			Total Cash and Cash Alternatives Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
10	45%	20	% – 80%	45%	20	% – 80%	5%	0	% – 30%	5%	0	% – 20%
0	30%	0	% – 60%	55%	30	% – 100%	5%	0	% – 30%	10%	0	% – 25%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A of the statutory prospectus for the Fund.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market

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securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of PNC Retirement Income Fund, the Fund may be merged into PNC Retirement Income Fund at the discretion of the Board of Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions to taxable shareholders.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established

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companies. As a result, the values of mid-cap company stocks may be more volatile than those of larger companies.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund, as even a small investment in derivatives can have a significant impact on the Fund's exposure to, among other things, securities' market values, interest rates or currency exchange rates. The Fund's use of derivatives may also affect the amount, timing or character of distributions payable to shareholders, and thus taxes payable by taxable shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

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Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower-rated securities ("junk bonds") involve greater risk than investments in investment-grade securities. Such risks include:

•  A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions from its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value. The Adviser may have an incentive to invest a portion of the Fund's assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities or in investment companies sponsored or managed by others.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally,

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legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the performance of the Fund's Class I Shares for each full calendar year since the Fund commenced operations and by showing how the average annual returns of the Fund's Class I Shares for the 1-year and since inception periods compared with those of a broad measure of market performance. Performance shown for Class I Shares is not adjusted to reflect the higher expenses of Class T Shares. The performance shown for Class I Shares would have been lower if it were adjusted to reflect the actual expenses of Class T Shares. Also, the bar chart shows changes in the performance of the Fund's Class I Shares and does not reflect the deduction of any applicable sales charges. If sales charges applicable to Class T Shares had been reflected, the returns for Class I Shares would be less than those shown below. Similarly, the returns in the Average Annual Total Returns table below do not reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the

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Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_437/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns*

Best Quarter	4.02%	(3/31/13)
Worst Quarter	-1.50%	(9/30/14)

The Fund's year-to-date total return for Class I Shares through March 31, 2015 was 2.14%.

AVERAGE ANNUAL TOTAL RETURNS*

(For the periods ended December 31, 2014)

	1 Year	Since Inception (9/28/12)
Class I Shares
Returns Before Taxes	5.90%	7.59%
Returns After Taxes on Distributions[1]	5.31%	6.75%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.50%	5.55%
S&P Target Date To 2020 Index (reflects no deduction for fees, expenses or taxes)	4.90%	8.05%

*  The returns shown are for Class I Shares, a class of shares of the Fund that is not offered through this Prospectus. Class T Shares would have substantially similar returns because the shares are invested in the same portfolio of securities. Returns for Class T Shares would differ from Class I Shares to the extent that the classes do not have the same expenses and sales charges.

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Aneet Deshpande, Chairman; Mark McGlone; Keith Weigel; Doug Roman; Martin Schulz; Sean Rhoderick; Timothy Compan; Donald J. Hohman; James E. Mineman; and Jake Moloznik. Mr. Deshpande became Chairman of the Committee on September 29, 2014. He serves as the Head of Equity Trading for the Adviser and he has day-to-day responsibility for managing the Fund's portfolio, working to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Deshpande is a member of the Investment Strategy team headed by Mr. McGlone, the Adviser's President and Chief Investment Officer. Mr. McGlone has over 21 years of experience managing fixed income portfolios. Mr. Weigel, former Committee Chairman, has over 26 years of investment industry experience, which includes 18 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick is Managing Director and Chief Investment Officer of Taxable Fixed Income. Mr. Compan is a Senior Portfolio Manager on the Adviser's fixed income team. Mr. Hohman serves as a Managing Director of Product Management for the Adviser and has over 21 years of investment product management industry experience. Mr. Moloznik serves as an Investment and Portfolio Strategist of the Adviser. Mr. Mineman is a Senior Portfolio Manager on the Adviser's small- and mid-cap equity team and as of October 31, 2014, he became a co-lead portfolio manager of that team. On average, these Committee members have over 21 years of portfolio management experience.

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Name	Years Responsible for Allocation Decisions of the Fund	Title
Aneet Deshpande, CFA	2	Head of Equity Trading
Mark McGlone	2	President and Chief Investment Officer
Keith Weigel, CFA	2	Managing Director, Product Management
Douglas J. Roman, CFA, CMT	2	Managing Director, Large Cap Funds
Martin Schulz, J.D.	2	Managing Director, International Equity
Sean T. Rhoderick, CFA	2	Managing Director and Chief Investment Officer of Taxable Fixed Income
Timothy D. Compan, Jr., CFA	2	Senior Portfolio Manager, Fixed Income
Donald J. Hohman	2	Managing Director, Product Management
Jake Moloznik	Less than 1*	Investment and Portfolio Strategist
James E. Mineman	Less than 1**	Senior Portfolio Manager, Small and Mid Cap Funds

*  Became a voting member of the Committee effective June 10, 2014.

**  Became a voting member of the Committee effective September 29, 2014.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 45 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 74 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information on page 64.

Shareholder Fees

(fees paid directly from your investment)

Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.50%
Other Expenses[3]	7.83%
Acquired Fund Fees and Expenses[4]	0.72%
Total Annual Fund Operating Expenses	9.05%
Fee Waiver and Expense Reimbursement[5]	7.72%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[5]	1.33%

1  A sales charge is not charged on purchases of Class T shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class T shares if the shares are redeemed within 12 months of the date of purchase.

3  "Other Expenses" include a 0.01% administrative fee payable to PNC Capital Advisors, LLC ("PNC Capital") in its capacity as co-administrator for the Fund.

4  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

5  PNC Capital, also the Fund's investment adviser (the "Adviser"), has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Distribution (12b-1)

Fees and Other Expenses together exceed 0.60%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital, taxes, portfolio transaction and other investment related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and Acquired Fund Fees and Expenses). This expense limitation continues through April 27, 2016, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board of Trustees at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Distribution (12b-1) Fees and Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class T Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$481	$2,219	$3,819	$7,286

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

PNC Target 2030 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2030 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall target asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

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	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation			Total Cash and Cash Alternatives Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
20	65%	40	% – 90%	20%	0	% – 60%	10%	0	% – 30%	5%	0	% – 20%
10	45%	20	% – 80%	45%	20	% – 80%	5%	0	% – 30%	5%	0	% – 20%
0	30%	0	% – 60%	55%	30	% – 100%	5%	0	% – 30%	10%	0	% – 25%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A of the statutory prospectus for the Fund.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that,

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under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of PNC Retirement Income Fund, the Fund may be merged into PNC Retirement Income Fund at the discretion of the Board of Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions to taxable shareholders.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap company stocks may be more volatile than those of larger companies.

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Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund, as even a small investment in derivatives can have a significant impact on the Fund's exposure to, among other things, securities' market values, interest rates or currency exchange rates. The Fund's use of derivatives may also affect the amount, timing or character of distributions payable to shareholders, and thus taxes payable by taxable shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

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Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower-rated securities ("junk bonds") involve greater risk than investments in investment-grade securities. Such risks include:

•  A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions from its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value. The Adviser may have an incentive to invest a portion of the Fund's assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities or in investment companies sponsored or managed by others.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally,

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legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the performance of the Fund's Class I Shares for each full calendar year since the Fund commenced operations and by showing how the average annual returns of the Fund's Class I Shares for the 1-year and since inception periods compared with those of a broad measure of market performance. Performance shown for Class I Shares is not adjusted to reflect the higher expenses of Class T Shares. The performance shown for Class I Shares would have been lower if it were adjusted to reflect the actual expenses of Class T Shares. Also, the bar chart shows changes in the performance of the Fund's Class I Shares and does not reflect the deduction of any applicable sales charges. If sales charges applicable to Class T Shares had been reflected, the returns for Class I Shares would be less than those shown below. Similarly, the returns in the Average Annual Total Returns table below do not reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the

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Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_438/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns*

Best Quarter	5.71%	(12/31/13)
Worst Quarter	-1.90%	(09/30/14)

The Fund's year-to-date total return for Class I Shares through March 31, 2015 was 2.74%.

AVERAGE ANNUAL TOTAL RETURNS*

(For the periods ended December 31, 2014)

	1 Year	Since Inception (9/28/12)
Class I Shares
Returns Before Taxes	6.74%	10.42%
Returns After Taxes on Distributions[1]	6.28%	9.86%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.93%	7.90%
S&P Target Date To 2030 Index (reflects no deduction for fees, expenses or taxes)	4.95%	10.18%

*  The returns shown are for Class I Shares, a class of shares of the Fund that is not offered through this Prospectus. Class T Shares would have substantially similar returns because the shares are invested in the same portfolio of securities. Returns for Class T Shares would differ from Class I Shares to the extent that the classes do not have the same expenses and sales charges.

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Aneet Deshpande, Chairman; Mark McGlone; Keith Weigel; Doug Roman; Martin Schulz; Sean Rhoderick; Timothy Compan; Donald J. Hohman; James E. Mineman; and Jake Moloznik. Mr. Deshpande became Chairman of the Committee on September 29, 2014. He serves as the Head of Equity Trading for the Adviser and he has day-to-day responsibility for managing the Fund's portfolio, working to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Deshpande is a member of the Investment Strategy team headed by Mr. McGlone, the Adviser's President and Chief Investment Officer. Mr. McGlone has over 21 years of experience managing fixed income portfolios. Mr. Weigel, former Committee Chairman, has over 26 years of investment industry experience, which includes 18 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively Mr. Rhoderick is Managing Director and Chief Investment Officer of Taxable Fixed Income. Mr. Compan is a Senior Portfolio Manager on the Adviser's fixed income team. Mr. Hohman serves as a Managing Director of Product Management for the Adviser and has over 21 years of investment product management industry experience. Mr. Moloznik serves as an Investment and Portfolio Strategist of the Adviser. Mr. Mineman is a Senior Portfolio Manager on the Adviser's small- and mid-cap equity team and as of October 31, 2014, he became a co-lead portfolio manager of that team. On average, these Committee members have over 21 years of portfolio management experience.

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Name	Years Responsible for Allocation Decisions of the Fund	Title
Aneet Deshpande, CFA	2	Head of Equity Trading
Mark McGlone	2	President and Chief Investment Officer
Keith Weigel, CFA	2	Managing Director, Product Management
Douglas J. Roman, CFA, CMT	2	Managing Director, Large Cap Funds
Martin Schulz, J.D.	2	Managing Director, International Equity
Sean T. Rhoderick, CFA	2	Managing Director and Chief Investment Officer of Taxable Fixed Income
Timothy D. Compan, Jr., CFA	2	Senior Portfolio Manager, Fixed Income
Donald J. Hohman	2	Managing Director, Product Management
Jake Moloznik	Less than 1*	Investment and Portfolio Strategist
James E. Mineman	Less than 1**	Senior Portfolio Manager, Small and Mid Cap Funds

*  Became a voting member of the Committee effective June 10, 2014.

**  Became a voting member of the Committee effective September 29, 2014.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 45 of this prospectus.

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PNC TARGET 2040 FUND

INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 74 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information on page 64.

Shareholder Fees

(fees paid directly from your investment)

Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.50%
Other Expenses[3]	8.79%
Acquired Fund Fees and Expenses[4]	0.76%
Total Annual Fund Operating Expenses	10.05%
Fee Waiver and Expense Reimbursement[5]	8.68%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[5]	1.37%

1  A sales charge is not charged on purchases of Class T shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class T shares if the shares are redeemed within 12 months of the date of purchase.

3  "Other Expenses" include a 0.01% administrative fee payable to PNC Capital Advisors, LLC ("PNC Capital") in its capacity as co-administrator for the Fund.

4  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

5  PNC Capital, also the Fund's investment adviser (the "Adviser"), has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Distribution (12b-1)

Fees and Other Expenses together exceed 0.60%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital, taxes, portfolio transaction and other investment related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and Acquired Fund Fees and Expenses). This expense limitation continues through April 27, 2016, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board of Trustees at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Distribution (12b-1) Fees and Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class T Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$485	$2,394	$4,116	$7,715

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

PNC Target 2040 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2040 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall target asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

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	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation			Total Cash and Cash Alternatives Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
30	75%	60	% – 100%	10%	0	% – 40%	10%	0	% – 30%	5%	0	% – 15%
20	65%	40	% – 90%	20%	0	% – 60%	10%	0	% – 30%	5%	0	% – 20%
10	45%	20	% – 80%	45%	20	% – 80%	5%	0	% – 30%	5%	0	% – 20%
0	30%	0	% – 60%	55%	30	% – 100%	5%	0	% – 30%	10%	0	% – 25%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A of the statutory prospectus for the Fund.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments

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denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of PNC Retirement Income Fund, the Fund may be merged into PNC Retirement Income Fund at the discretion of the Board of Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions to taxable shareholders.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may

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have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap company stocks may be more volatile than those of larger companies.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund, as even a small investment in derivatives can have a significant impact on the Fund's exposure to, among other things, securities' market values, interest rates or currency exchange rates. The Fund's use of derivatives may also affect the amount, timing or character of distributions payable to shareholders, and thus taxes payable by taxable shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or

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regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower-rated securities ("junk bonds") involve greater risk than investments in investment-grade securities. Such risks include:

•  A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions from its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value. The Adviser may have an incentive to invest a portion of the Fund's assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities or in investment companies sponsored or managed by others.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment

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techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the performance of the Fund's Class I Shares for each full calendar year since the Fund commenced operations and by showing how the average annual returns of the Fund's Class I Shares for the 1-year and since inception periods compared with those of a broad measure of market performance. Performance shown for Class I Shares is not adjusted to reflect the higher expenses of Class T Shares. The performance shown for Class I Shares would have been lower if it were adjusted to reflect the actual expenses of Class T Shares. Also, the bar chart shows changes in the performance of the Fund's Class I Shares and does not reflect the deduction of any applicable sales charges. If sales charges applicable to Class T Shares had been reflected, the

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returns for Class I Shares would be less than those shown below. Similarly, the returns in the Average Annual Total Returns table below do not reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_440/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns*

Best Quarter	6.70%	(12/31/13)
Worst Quarter	-2.16%	(09/30/14)

The Fund's year-to-date total return for Class I Shares through March 31, 2015 was 3.28%.

AVERAGE ANNUAL TOTAL RETURNS*

(For the periods ended December 31, 2014)

	1 Year	Since Inception (9/28/12)
Class I Shares
Returns Before Taxes	7.58%	12.37%
Returns After Taxes on Distributions[1]	7.13%	11.73%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	4.48%	9.40%
S&P Target Date To 2040 Index (reflects no deduction for fees, expenses or taxes)	4.91%	11.89%

*  The returns shown are for Class I Shares, a class of shares of the Fund that is not offered through this Prospectus. Class T Shares would have substantially similar returns because the shares are invested in the same portfolio of securities. Returns for Class T Shares would differ from Class I Shares to the extent that the classes do not have the same expenses and sales charges.

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Aneet Deshpande, Chairman; Mark McGlone; Keith Weigel; Doug Roman; Martin Schulz; Sean Rhoderick; Timothy Compan; Donald J. Hohman; James E. Mineman; and Jake Moloznik. Mr. Deshpande became Chairman of the Committee on September 29, 2014. He serves as the Head of Equity Trading for the Adviser and he has day-to-day responsibility for managing the Fund's portfolio, working to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Deshpande is a member of the Investment Strategy team headed by Mr. McGlone, the Adviser's President and Chief Investment Officer. Mr. McGlone has over 21 years of experience managing fixed income portfolios. Mr. Weigel, former Committee Chairman, has over 26 years of investment industry experience, which includes 18 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick is Managing Director and Chief Investment Officer of Taxable Fixed Income. Mr. Compan is a Senior Portfolio Manager on the Adviser's fixed income team. Mr. Hohman serves as a Managing Director of Product Management for the Adviser and has over 21 years of investment product management industry experience. Mr. Moloznik serves as an Investment and Portfolio Strategist of the Adviser. Mr. Mineman is a Senior Portfolio Manager on the Adviser's small- and mid-cap equity team and as of October 31, 2014, he became a co-lead portfolio manager of that team. On average, these Committee members have over 21 years of portfolio management experience.

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Name	Years Responsible for Allocation Decisions of the Fund	Title
Aneet Deshpande, CFA	2	Head of Equity Trading
Mark McGlone	2	President and Chief Investment Officer
Keith Weigel, CFA	2	Managing Director, Product Management
Douglas J. Roman, CFA, CMT	2	Managing Director, Large Cap Funds
Martin Schulz, J.D.	2	Managing Director, International Equity
Sean T. Rhoderick, CFA	2	Managing Director and Chief Investment Officer of Taxable Fixed Income
Timothy D. Compan, Jr., CFA	2	Senior Portfolio Manager, Fixed Income
Donald J. Hohman	2	Managing Director, Product Management
Jake Moloznik	Less than 1*	Investment and Portfolio Strategist
James E. Mineman	Less than 1**	Senior Portfolio Manager, Small and Mid Cap Funds

*  Became a voting member of the Committee effective June 10, 2014.

**  Became a voting member of the Committee effective September 29, 2014.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 45 of this prospectus.

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INVESTMENT OBJECTIVE

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 74 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information on page 64.

Shareholder Fees

(fees paid directly from your investment)

Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.50%
Other Expenses[3]	9.27%
Acquired Fund Fees and Expenses[4]	0.76%
Total Annual Fund Operating Expenses	10.53%
Fee Waiver and Expense Reimbursement[5]	9.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[5]	1.37%

1  A sales charge is not charged on purchases of Class T shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class T shares if the shares are redeemed within 12 months of the date of purchase.

3  "Other Expenses" include a 0.01% administrative fee payable to PNC Capital Advisors, LLC ("PNC Capital") in its capacity as co-administrator for the Fund.

4  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

5  PNC Capital, also the Fund's investment adviser (the "Adviser"), has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Distribution (12b-1)

Fees and Other Expenses together exceed 0.60%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital, taxes, portfolio transaction and other investment related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and Acquired Fund Fees and Expenses). This expense limitation continues through April 27, 2016, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board of Trustees at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Distribution (12b-1) Fees and Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class T Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$485	$2,476	$4,253	$7,904

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

PNC Target 2050 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2050 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall target asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

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	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation			Total Cash and Cash Alternatives Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
40	80%	60	% – 100%	10%	0	% – 40%	5%	0	% – 30%	5%	0	% – 15%
30	75%	60	% – 100%	10%	0	% – 40%	10%	0	% – 30%	5%	0	% – 15%
20	65%	40	% – 90%	20%	0	% – 60%	10%	0	% – 30%	5%	0	% – 20%
10	45%	20	% – 80%	45%	20	% – 80%	5%	0	% – 30%	5%	0	% – 20%
0	30%	0	% – 60%	55%	30	% – 100%	5%	0	% – 30%	10%	0	% – 25%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders. There can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including exchange-traded funds ("ETFs"), unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A of the statutory prospectus for the Fund.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging

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markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies, options and equity collar strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of PNC Retirement Income Fund, the Fund may be merged into PNC Retirement Income Fund at the discretion of the Board of Trustees (the "Board"), or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions to taxable shareholders.

Allocation Risk. The Fund's performance could be hurt if the Adviser's asset allocation decisions prove to be incorrect. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser's asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than

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larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap company stocks may be more volatile than those of larger companies.

Commodity Risk. The Fund's investments in commodities or commodity-linked instruments may expose the Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of the Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. The Fund's ability to make such investments may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund, as even a small investment in derivatives can have a significant impact on the Fund's exposure to, among other things, securities' market values, interest rates or currency exchange rates. The Fund's use of derivatives may also affect the amount, timing or character of distributions payable to shareholders, and thus taxes payable by taxable shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region,

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market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

High-Yield Bond Risk. Investments in high-yield, lower-rated securities ("junk bonds") involve greater risk than investments in investment-grade securities. Such risks include:

•  A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions from its investments in more traditional fixed income securities.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value. The Adviser may have an incentive to invest a portion of the Fund's assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities or in investment companies sponsored or managed by others.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

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Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser and the Committee (as defined below) will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. This risk may be especially heightened for this Fund as compared to other investment companies because the Fund has an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain events successfully during the Fund's investment time horizon.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates.

Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk. When the Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. The Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.

Tax Risk. The Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the performance of the Fund's Class I Shares for each full calendar year since the Fund commenced operations and by showing how the average annual returns of the Fund's Class I Shares for the 1-year and since inception periods compared with those of a broad measure of market performance. Performance shown for Class I Shares is not adjusted to reflect the higher expenses of Class T Shares. The performance shown for Class I Shares would have been lower if it were adjusted to reflect the actual expenses of Class T Shares. Also, the bar chart shows changes in the performance of the Fund's Class I Shares and does not reflect the deduction of any applicable sales charges. If sales

42

TARGET DATE FUNDS

PNC TARGET 2050 FUND

charges applicable to Class T Shares had been reflected, the returns for Class I Shares would be less than those shown below. Similarly, the returns in the Average Annual Total Returns table below do not reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/ FundID_441/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns*

Best Quarter	7.13%	(12/31/13)
Worst Quarter	-2.36%	(09/30/14)

The Fund's year-to-date total return for Class I Shares through March 31, 2015 was 3.16%.

AVERAGE ANNUAL TOTAL RETURNS*

(For the periods ended December 31, 2014)

	1 Year	Since Inception (9/28/12)
Class I Shares
Returns Before Taxes	7.47%	12.89%
Returns After Taxes on Distributions[1]	7.04%	12.31%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	4.42%	9.83%
S&P Target Date To 2050 Index (reflects no deduction for fees, expenses or taxes)	4.77%	13.19%

*  The returns shown are for Class I Shares, a class of shares of the Fund that is not offered through this Prospectus. Class T Shares would have substantially similar returns because the shares are invested in the same portfolio of securities. Returns for Class T Shares would differ from Class I Shares to the extent that the classes do not have the same expenses and sales charges.

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

The Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for the Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Aneet Deshpande, Chairman; Mark McGlone; Keith Weigel; Doug Roman; Martin Schulz; Sean Rhoderick; Timothy Compan; Donald J. Hohman; James E. Mineman; and Jake Moloznik. Mr. Deshpande became Chairman of the Committee on September 29, 2014. He serves as the Head of Equity Trading for the Adviser and he has day-to-day responsibility for managing the Fund's portfolio, working to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Deshpande is a member of the Investment Strategy team headed by Mr. McGlone, the Adviser's President and Chief Investment Officer. Mr. McGlone has over 21 years of experience managing fixed income portfolios. Mr. Weigel, former Committee Chairman, has over 26 years of investment industry experience, which includes 18 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick is Managing Director and Chief Investment Officer of Taxable Fixed Income. Mr. Compan is a Senior Portfolio Manager on the Adviser's fixed income team. Mr. Hohman serves as a Managing Director of Product Management for the Adviser and has over 21 years of investment product management industry experience. Mr. Moloznik serves as an Investment and Portfolio Strategist of the Adviser. Mr. Mineman is a Senior Portfolio Manager on the Adviser's small- and mid-cap equity team and as of October 31, 2014, he became a co-lead portfolio manager of that team. On average, these Committee members have over 21 years of portfolio management experience.

43

TARGET DATE FUNDS

PNC TARGET 2050 FUND

Name	Years Responsible for Allocation Decisions of the Fund	Title
Aneet Deshpande, CFA	2	Head of Equity Trading
Mark McGlone	2	President and Chief Investment Officer
Keith Weigel, CFA	2	Managing Director, Product Management
Douglas J. Roman, CFA, CMT	2	Managing Director, Large Cap Funds
Martin Schulz, J.D.	2	Managing Director, International Equity
Sean T. Rhoderick, CFA	2	Managing Director and Chief Investment Officer of Taxable Fixed Income
Timothy D. Compan, Jr., CFA	2	Senior Portfolio Manager, Fixed Income
Donald J. Hohman	2	Managing Director, Product Management
Jake Moloznik	Less than 1*	Investment and Portfolio Strategist
James E. Mineman	Less than 1**	Senior Portfolio Manager, Small and Mid Cap Funds

*  Became a voting member of the Committee effective June 10, 2014.

**  Became a voting member of the Committee effective September 29, 2014.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 45 of this prospectus.

44

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

Class T shares of the Funds are available for purchase by clients of the Investment Centers of PNC Investments LLC and clients of other authorized financial intermediaries and investment programs.

You may purchase or redeem (sell) shares of the Funds by phone, mail, wire or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class T Shares; and

•  If purchasing Class T Shares through a Planned Investment Program ("PIP"), the initial minimum investment of $1,000 is waived as long as the minimum systematic purchase is $50.

Minimum Subsequent Investments:

•  The minimum subsequent investment amount, including when shares are purchased through PIP, is $50.

Each Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Tax Information

Each Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in a Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

45

DETAILS ABOUT THE FUNDS

Understanding the Information Presented in this Prospectus

Performance. Performance results shown in this Prospectus, including the Summary Prospectus, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses. Unless otherwise noted, the expense information shown is based on expenses incurred during a Fund's most recently completed fiscal year, expressed as a percentage of the Fund's average daily net assets over that period. Because each Fund's asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect each Fund's current asset size. Each Fund's annual operating expenses and its asset size will likely vary over time and may vary materially. In general, a Fund's annual operating expenses will increase as the Fund's assets decrease and decrease as the Fund's assets increase.

More Information About Investment Objectives and Principal Investment Strategies

Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this Prospectus. The investment objective of each Fund may be changed at any time without a shareholder vote. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds. For temporary defensive purposes, during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments and money market instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective.

This prospectus includes certain statements regarding the Target Date Funds' investment intent with respect to certain asset classes. Because each Target Date Fund expects to pursue its investment objective by investing in, among other things, other investment companies, each Fund's ability to maintain its investment exposures within these limits at all times may be limited.

PNC Balanced Allocation Fund

The Fund seeks to provide long-term capital appreciation and current income. The Fund's investment objective may be changed without shareholder approval.

The Fund invests in a diversified portfolio of common stocks, ETFs, fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities, asset-backed securities, and high-yield bonds ("junk bonds"), and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. Under normal circumstances, at least 25% of the Fund's net assets will be invested in fixed income senior securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stocks, fixed income securities, preferred stocks and convertible bonds of companies headquartered outside the United States), and may include investing in emerging market securities. The Fund may invest in companies with stock market capitalizations of at least $100 million.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund primarily invests the fixed income portion of its portfolio of investments in a broad range of fixed income securities in order to generate current income. The dollar-weighted average maturity of the Fund's fixed income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for

46

stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding, for example, when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may invest in other investment companies, such as, for example, open-end or closed-end investment companies, ETFs and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser and its affiliates.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts, forward currency contracts, and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. Finally, the Fund may also use futures to gain diversified exposure to a specific country or region and may purchase put options on securities or indices to manage the risk of loss.

PNC Retirement Income Fund

The Fund seeks current income and some capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PNC Retirement Income Fund (the "Fund") may invest in a diversified portfolio of equity, fixed income and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective. The Fund may also invest its assets in an effort to seek real return (i.e., a rate of return in excess of inflation).

Equity Allocation Range		Fixed Income Allocation Range		Diversifier Allocation Range		Cash and Cash Alternatives Allocation Range
0	% – 60%	30	% – 100%	0	% – 30%	0	% – 25%

The ranges shown above are intended to provide an indication of how the Fund may be invested. The Fund's actual allocations can and will differ from the ranges shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the ranges without notice to shareholders.

The Adviser will review the Fund's strategic allocations within the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things,

47

fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance and financial goals. There can be no assurance that investing in the Fund will provide a sufficient source of income or that the Fund's returns will keep pace with the rate of inflation.

48

PNC Target 2020 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

PNC Target 2020 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2020 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall target asset allocation has been designed, as shown below, to increase the Fund's focus on capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation			Total Cash and Cash Alternatives Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
10	45%	20	% – 80%	45%	20	% – 80%	5%	0	% – 30%	5%	0	% – 20%
0	30%	0	% – 60%	55%	30	% – 100%	5%	0	% – 30%	10%	0	% – 25%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC Funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund

49

normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

50

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of PNC Retirement Income Fund, the Fund may be merged into PNC Retirement Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PNC Target 2030 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

PNC Target 2030 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2030 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall target asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation			Total Cash and Cash Alternatives Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
20	65%	40	% – 90%	20%	0	% – 60%	10%	0	% – 30%	5%	0	% – 20%
10	45%	20	% – 80%	45%	20	% – 80%	5%	0	% – 30%	5%	0	% – 20%
0	30%	0	% – 60%	55%	30	% – 100%	5%	0	% – 30%	10%	0	% – 25%

51

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and

52

instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of PNC Retirement Income Fund, the Fund may be merged into PNC Retirement Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PNC Target 2040 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

PNC Target 2040 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2040 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall target asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

53

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation			Total Cash and Cash Alternatives Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
30	75%	60	% – 100%	10%	0	% – 40%	10%	0	% – 30%	5%	0	% – 15%
20	65%	40	% – 90%	20%	0	% – 60%	10%	0	% – 30%	5%	0	% – 20%
10	45%	20	% – 80%	45%	20	% – 80%	5%	0	% – 30%	5%	0	% – 20%
0	30%	0	% – 60%	55%	30	% – 100%	5%	0	% – 30%	10%	0	% – 25%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and

54

Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of PNC Retirement Income Fund, the Fund may be merged into PNC Retirement Income

55

Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

PNC Target 2050 Fund

The Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund's target date, with income as an additional goal as the Fund nears its target retirement date. The Fund's investment objective may be changed without shareholder approval.

PNC Target 2050 Fund (the "Fund") is managed for investors who plan to begin withdrawing assets gradually from their account around the year 2050 (the "target date"). The Fund employs a systematic asset allocation strategy ("glide path") that will be strategically modified based on, among other things, market conditions and the number of years remaining until the target date. The Fund invests in a diversified portfolio of equity, fixed income, and other diversifying asset classes ("diversifiers") in an effort to achieve the Fund's investment objective.

The Fund's overall target asset allocation has been designed, as shown below, to transition the Fund's focus from long-term capital appreciation to capital preservation as the target date approaches.

	Total Equity Allocation			Total Fixed Income Allocation			Total Diversifier Allocation			Total Cash and Cash Alternatives Allocation
Years to Target Date	Target Allocation	Range		Target Allocation	Range		Target Allocation	Range		Target Allocation	Range
40	80%	60	% – 100%	10%	0	% – 40%	5%	0	% – 30%	5%	0	% – 15%
30	75%	60	% – 100%	10%	0	% – 40%	10%	0	% – 30%	5%	0	% – 15%
20	65%	40	% – 90%	20%	0	% – 60%	10%	0	% – 30%	5%	0	% – 20%
10	45%	20	% – 80%	45%	20	% – 80%	5%	0	% – 30%	5%	0	% – 20%
0	30%	0	% – 60%	55%	30	% – 100%	5%	0	% – 30%	10%	0	% – 25%

The target allocations and ranges shown above are intended to provide an indication of how the Fund may be invested at various times. The Fund's actual allocations can and will differ from the target allocations shown, but will, under normal circumstances and subject to market fluctuations, typically remain within the ranges indicated. The actual allocation of the Fund will include tactical allocations that reflect the Adviser's view of how the Fund's investments should be allocated under then-existing market conditions to achieve the Fund's investment objective, taking into account various factors, such as historical rates of returns on the relevant asset classes, the Adviser's market and economic outlook, interest rates and interest rate expectations and the relative attractiveness of

56

an asset class versus other asset classes, with no single factor being determinative. The Fund reserves the flexibility to change the target allocations and ranges without notice to shareholders.

The Adviser will review the Fund's strategic target allocations among the various asset classes and types of underlying funds on at least a quarterly basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes and changing the asset class target allocations and ranges. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

The Fund seeks to achieve its investment objective by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include investment companies sponsored by the Fund's Adviser ("other PNC funds") as well as other investment companies, including ETFs, unaffiliated with the Fund. A brief description of some of the other PNC funds in which the Fund may invest is included in Appendix A.

The Fund may invest in equity securities of any kind, including common stock of small-, mid- and large-capitalization companies, preferred stock, depositary receipts, and convertible stock. Although the Fund may invest in equity securities of any kind, the Fund normally expects to invest primarily in equity securities of companies whose market capitalizations fall within or near the market capitalization range of companies in the Russell 3000® Index.

The Fund may invest in fixed income securities of any kind, including investment-grade bonds, high-yield debt (junk bonds), sovereign debt, inflation-protected securities, floating and variable rate instruments, mortgage- and asset-backed securities, convertible bonds, municipal bonds, money market instruments, certificates of deposit, and other forms of debt or income-producing securities, including debt that may be restricted as to resale. Investment-grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in fixed income securities of any maturity and may seek to create a portfolio of fixed income securities with any weighted average duration. The Fund does not expect, under current market conditions, that the weighted average duration of the Fund's assets allocated to fixed income investments will significantly exceed that of the longer of Barclays U.S. Aggregate Bond Index's and Barclays U.S. Government/Credit Bond Index's weighted average durations. The Fund will generally seek to limit its investment in high-yield debt securities so that no more than 20% of its assets invested in fixed income securities will be invested in high-yield debt securities. The Fund's investment exposure to high-yield debt securities may exceed 20% because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may invest in foreign securities of any kind, including issuers located or doing business in emerging markets and frontier markets. The foreign securities in which the Fund may invest may include securities or instruments denominated in a foreign currency. The Fund will generally seek to limit its investment in foreign equity securities so that, under normal market conditions, no more than 40% of its assets invested in equity securities will be invested in foreign securities and no more than one-third of its assets invested in foreign securities will be invested in emerging market securities. The Fund's investment exposure to foreign securities and emerging markets may exceed these stated limits because of, among other things, fluctuations in market values, market conditions or the presence of investment opportunities deemed attractive by the Fund's portfolio management team.

The Fund may seek exposure to other asset classes ("diversifiers") in an attempt to diversify the Fund's risks, achieve the Fund's investment objective and to seek real return (i.e., a rate of return in excess of inflation). The investment performance of these assets is typically characterized by, among other things, a historical lack of close correlation with the performance of traditional asset classes (e.g., stocks and bonds) and, thus, the Fund may invest in them to seek additional diversification and, potentially, lower overall volatility. The Fund may seek exposure to diversifiers, such as commodities, real estate, natural resources, infrastructure projects or operations and other hard assets, through, among other things, investments in investment companies, REITs, exchange-traded notes and derivative instruments. There can be no assurance that investments in diversifiers will have the intended effect of diversifying the Fund's risks or that the performance of investments in diversifiers will not be closely correlated with the performance of the other asset classes in which the Fund invests.

The Fund may invest in cash and cash alternatives of any kind, which are generally securities that are highly liquid, high quality, and have maturity dates of three months or less. Cash alternatives include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, certain commercial paper, variable master demand notes, short-term money market instruments, and money market mutual funds.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, put and call options, swaps (including total return swaps, interest rate swaps and credit default swaps), swaptions, futures contracts, options on futures contracts and forward currency contracts. The reference assets underlying such derivative instruments may include, but are not limited to, commodities, indices, interest rates, currencies or measures of volatility. The Fund's use of derivatives could be significant.

57

The Fund expects to use derivative instruments primarily to provide some measure of protection against significant market volatility, including through the use of put options based on indices, and to generate income, for example, by writing call options on equity securities. Derivatives may be used for any purpose, however, and there can be no assurance that the Fund's use of derivatives will benefit the Fund or that the Fund will use derivative instruments at a time when it would be advantageous to do so.

The Fund may also utilize various strategies and hedging techniques, including those whose performance have historically exhibited low or negative correlations to the performance of traditional asset classes. Those strategies may include market-neutral strategies, short sales, long/short strategies and options strategies. The Fund may also invest in other investment vehicles, such as ETFs (including ETFs designed to provide returns that are the inverse of an index's return), hedge funds and other private funds, including those that employ the strategies described above. Among the options strategies the Fund may employ are equity collars. Equity collars typically consist of writing a call option on a security held by the Fund with a strike price above the security's current market price and buying a put option on the same security with a strike price below the security's current market price. The strategy is intended to allow the Fund to benefit from some appreciation in the security's market value, while limiting the potential loss to the Fund of holding the security. The strategy involves transaction costs and will limit the Fund's ability to benefit from appreciation in the market value of the security above the strike price during the term of the written call option.

The Fund's use of certain diversifying investments, derivatives, trading strategies and/or hedging techniques will be influenced by a number of factors, including their respective costs and liquidity. The Fund may not be able to gain investment exposure to certain asset classes, instruments or products at certain times, or doing so may not be cost-effective or may involve certain other risks that the Adviser believes outweigh the potential benefit to the Fund. Accordingly, there can be no assurance that the Fund will achieve a certain asset allocation, invest in a particular asset class or instrument, or utilize a particular strategy or technique, either at a certain time or at all.

The Fund anticipates that it will employ a range of investment strategies, including, without limitation, value and growth investing. The Fund expects to reach its most conservative target allocations on or around the target date. When the target allocations of the Fund are substantially the same as those of PNC Retirement Income Fund, the Fund may be merged into PNC Retirement Income Fund at the discretion of the Board, or into such other registered investment company as the Board may determine, without prior notice to shareholders of the Fund.

An investment in the Fund may not provide a complete investment program and does not guarantee any level of return or income. You may experience losses by investing in the Fund, including at, near or after the target date. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus and in light of all other relevant factors, including other investments in your portfolio, financial needs, savings rate, risk tolerance, financial goals and time horizons. There can be no assurance that investing in the Fund will provide a sufficient source of income at the target date or that the Fund's returns will keep pace with the rate of inflation.

Additional Information Regarding the Funds' Investment Policies

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investment policies of the Funds.

Investment Companies

The Target Date Funds may seek to achieve their investment objective by investing exclusively or primarily in securities of other investment companies, including open-end mutual funds, closed-end funds and ETFs. Investing in such vehicles means the Target Date Funds are subject to the risks and fees of investing in such vehicles and these Funds may not achieve their investment objectives if the vehicles in which they invest do not achieve their objectives or if they otherwise underperform.

Among the investment companies in which the Target Date Funds may invest are other PNC funds, PNC Advantage

Funds, and other investment companies affiliated with the Adviser. Because the Adviser and/or its affiliates receive fees for providing services to other PNC funds and certain other funds in which the Funds may invest, the Target Date Funds' investments in such funds benefit the Adviser and/or the Adviser's affiliates. Additionally, the Target Date Funds' investments in other PNC funds may represent a significant portion of the other PNC funds' assets. Such investments create a conflict of interest for the Adviser in managing the Target Date Funds' assets. In addition to other PNC funds, the Target Date Funds may invest in other investment companies not sponsored or affiliated with the Adviser. The Adviser will have no ability to control or affect how those other investment companies are managed. Such other investment companies may underperform and may be managed or perform in a manner inconsistent with the Adviser's expectations.

Derivatives and Futures Contracts

A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other

58

investment. A futures contract, a type of derivative instrument, is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

Securities Lending

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned. Should the borrower of the securities fail financially, a Fund may experience losses and/or delays in recovering the loaned securities or exercising its rights in the collateral. The Fund bears the risk of loss on any collateral it invests.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Restricted securities are a type of security that may only be resold to certain eligible qualified buyers. From time to time, a Fund may determine pursuant to procedures adopted by the Board that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Foreign Securities

Each Fund may invest in foreign securities. Such securities may or may not be listed on foreign stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks. Investments in foreign securities involve certain inherent risks, such as risks specific to the country of issue, foreign currencies, the availability of information and differing regulatory regimes. For more information, please see "Foreign (Non-U.S.) Investment Risk" in the "More Information About the Principal Risks" section of this prospectus.

Cash Management

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds, PNC Advantage Funds, a separate investment company affiliated with PNC Funds, and other investment companies affiliated with the Adviser. The Funds will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a PNC money market fund or PNC Advantage money market fund with respect to a Fund's short term reserves swept into a PNC money market fund or PNC Advantage money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser's obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from a Fund's securities lending program invested in a PNC money market fund or PNC Advantage money market fund, and the waiver may be terminated at any time without prior notice. Because the Adviser and/or its affiliates receive fees for providing services to PNC Funds and certain other funds in which the Funds may invest, the Funds' investments in such funds benefit the Adviser and/or the Adviser's affiliates.

Convertible Securities

The Funds may invest in convertible securities, which have characteristics of both fixed income and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have

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characteristics similar to ordinary debt securities in that they normally provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security tends to move with the market value of underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions.

Industries and Sectors

Each Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industries or sectors that the Adviser believes hold high potential. See "More Information About Principal Risks – Focused Investment Risk" for a discussion of the risks associated with investing significantly in one or more industries or sectors.

Notes on Investment Limitations

Each Fund has adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Fund's investment to a certain percentage of assets or in issuers of a certain credit quality.

MORE INFORMATION ABOUT PRINCIPAL RISKS

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well an investment manager does in performing and executing on its assessments, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend, among other things, on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Funds

	Balanced Allocation Fund	PNC Retirement Income Fund	PNC Target 2020 Fund	PNC Target 2030 Fund	PNC Target 2040 Fund	PNC Target 2050 Fund
Active Trading Risk	■	■	■	■	■	■
Allocation Risk	■	■	■	■	■	■
Capitalization Risk	■	■	■	■	■	■
Commodity Risk		■	■	■	■	■
Credit/Counterpary Risk	■	■	■	■	■	■
Currency Risk		■	■	■	■	■
Derivatives Risk	■	■	■	■	■	■
Emerging Markets Risk	■	■	■	■	■	■
Focused Investment Risk		■	■	■	■	■
Foreign (Non-U.S.) Investment Risk	■	■	■	■	■	■
Government Securities Risk	■
High-Yield Bond Risk	■	■	■	■	■	■
Inflation-Indexed Security Risk		■	■	■	■	■
Interest Rate Risk	■	■	■	■	■	■

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	Balanced Allocation Fund	PNC Retirement Income Fund	PNC Target 2020 Fund	PNC Target 2030 Fund	PNC Target 2040 Fund	PNC Target 2050 Fund
Investment Company Risk	■	■	■	■	■	■
Issuer Risk	■	■	■	■	■	■
Leverage Risk		■	■	■	■	■
Liquidity Risk		■	■	■	■	■
Management Risk	■	■	■	■	■	■
Market Risk	■	■	■	■	■	■
Mortgage-Related and Other Asset-Backed Risk		■	■	■	■	■
Prepayment/Extension Risk	■	■	■	■	■	■
Real Estate Risk		■	■	■	■	■
Short Sale Risk		■	■	■	■	■
Tax Risk		■	■	■	■	■

Active Trading Risk. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's taxable shareholders.

Allocation Risk. The Funds are subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The Adviser's allocation decisions may be based, in part, on the historical performance of certain asset classes. The historical performance of an asset class may not indicate how it will perform in the future and may cause the Adviser to allocate a Fund's assets in a manner that is less than optimal and may cause a Fund to fail to meet its investment objective.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap company stocks may be more volatile than those of larger companies.

Commodity Risk. The Funds' investments in commodities or commodity-linked instruments may expose such Fund to greater volatility than investments in traditional securities. The Funds may invest directly in commodities, including, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and other commodities. The Funds may also invest in commodities indirectly by investing in derivatives or other financial instruments where the reference asset is a commodity or commodity index, by investing in pooled investment vehicles that hold commodities, or by investing in companies that engage in, for example, the exploration for, processing of, or commercialization of commodities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund's securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Substantially all the natural resources or related companies in which a Fund may invest could be located in foreign countries, including emerging markets, and the related companies may be small-capitalization companies. The Funds could incur, directly or indirectly, storage costs for bullion and coins.

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A Fund's ability to invest directly or indirectly in natural resources, precious metals and other commodities, in financial instruments related to such assets, and in certain ETFs and other pooled investment vehicles investing in such assets or in instruments related to such assets, may be significantly limited by the Fund's intention to qualify for federal tax purposes as a "regulated investment company," and may bear on the Fund's ability to so qualify. See "Tax Risk" below.

To the extent a Fund invests in a subsidiary to gain exposure to commodity instruments, the Fund will bear additional risks. Such a vehicle will not be registered under the Investment Company Act of 1940 (the "1940 Act") and will not be subject to all of the investor protections of the 1940 Act. Commodity Futures Trading Commission ("CFTC") rules, or other regulatory initiatives, could subject such a vehicle, the Funds and/or the Adviser to additional requirements and could affect a Fund's ability to use a subsidiary to pursue its investment strategies. Changes in applicable law could negatively affect the Funds and their shareholders.

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund's ability to sell these securities.

Currency Risk. To the extent that a Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency.

Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund. Currency risk may be especially high if a Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging or frontier market countries, which may give rise to market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, forward currency contracts, warrants and swaps. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Generally speaking, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund, as even a small investment in derivatives can have a significant impact on the Fund's exposure to, among other things, securities' market values, interest rates or currency exchange rates. A Fund's use of derivatives may also affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the reference asset. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

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Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund's behalf, against any losses or costs that may be incurred as a result of the Fund's transactions on the swap execution facility.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund's portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent. Those risks may include: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries, or may at times subject such foreign countries to sanctions from the U.S. government, other foreign governments and/or international institutions that could negatively affect a Fund's investments in issuers located in, doing business in or with assets in such foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. In some foreign markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it may not have in the U.S. with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. In addition, financial institutions serving as custodians in foreign jurisdictions may be less financially stable and/or have less effective controls than financial institutions operating as custodians in the U.S. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in

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accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value per share ("NAV"), to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes upon the disposition of foreign securities. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce the Fund's yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•  The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•  A Fund may incur substantial costs in connection with conversions between various currencies;

•  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the U.S. with prices quoted in U.S. dollars.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

High-Yield Bond Risk. Investments in high-yield, lower-rated securities ("junk bonds") involve greater risk than investments in investment-grade securities. Such risks include:

•  A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

•  Market prices for junk bonds may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for junk bonds may move more independently of interest rates than the overall bond market.

•  The market for junk bonds may be adversely affected by legislative and regulatory developments.

•  Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. A Fund's income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions from its investments in more traditional fixed income securities.

If a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. Additionally, if a Fund purchases inflation-indexed securities in the secondary market whose price has been adjusted upward due to real interest rates decreasing, the Fund may experience a loss if real interest rates subsequently increase. Other than

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certain inflation-indexed securities issued by the U.S. Government, the principal value and interest payments of inflation-indexed securities are not guaranteed.

Any increase in principal value of inflation-indexed securities caused by an increase in the index to which they are tied is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements for treatment as a regulated investment company and to eliminate any fund-level tax liability under the Internal Revenue Code of 1986, as amended (the "Code").

Inflation-indexed securities are tied to indices that are calculated based on the rates of inflation for prior periods and there is typically a lag between the time that inflation occurs in the economy and when it is factored into valuations of inflation-indexed securities. There can be no assurance that such indices will accurately measure the real rate of inflation or that the values of inflation-indexed securities will accurately reflect the real rate of inflation in the prices of goods and services. In periods of deflation, a Fund may not earn any income from its investments in inflation-indexed securities, and the principal value of such inflation-indexed securities may decline.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Investment Company Risk. Certain Funds may invest in shares of other investment companies, including ETFs. To the extent a Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their NAV. The Adviser may have an incentive to invest a portion of the Fund's assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities or in investment companies sponsored or managed by others.

Issuer Risk. The value of the Funds' investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments,

certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause a Fund's performance to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities (or the value of the underlying funds). Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. A Fund's investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund invests in foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have greater exposure to liquidity risk.

Management Risk. The Funds are subject to management risk because they are actively managed. The Adviser and the Committee will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser and the Committee in managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. This risk may be especially heightened for the Target Date Funds as compared to other investment companies because certain of the Funds have an especially long time horizon and it may be accordingly more difficult for the Adviser and the Committee to anticipate and/or manage the consequences of certain events, such as market disruptions, changes in rates of inflation, significant geopolitical and economic events, and significant legal, tax and regulatory changes, successfully during the Target Date Fund's investment time horizon. Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

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Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of a Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. Each Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund's investments. These events could also cause a Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent a Fund from implementing its investment programs for a period of time and achieving its investment objective.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for a Fund's portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Securities may be difficult to value during such periods.

Market Risk of Balanced Allocation Fund. The Fund invests directly in equity and fixed income securities and therefore is subject to the risks associated with these securities. For the risks associated with investing in equity securities, see "Market Risk" above. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund's investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that investment-grade fixed income securities may underperform other segments of the fixed income market or the fixed income or equity markets as a whole.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads

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to the risk that a Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates.

Real Estate Risk. The Funds may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate investment trust ("REIT") or in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Short Sale Risk. When a Fund sells a security short, it sells a security that it does not own with the intention of purchasing the same security in the future at a lower price. A Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement. If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party. Therefore, short sales may exaggerate losses, and the Fund may potentially lose more money than the actual cost of the investment. A Fund's potential loss on certain short sale transactions is theoretically unlimited.

Tax Risk. A Fund's ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments, or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund does not appropriately limit such investments, or if such investments (or the income earned on such investments) are recharacterized for U.S. federal tax purposes, the Fund's status as a regulated investment company may be jeopardized. If a Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See "Dividends and Tax Aspects of Investing in the Funds" below.

Disclosure of Portfolio Holdings

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each calendar month-end. Portfolio holdings information is typically posted within 15 days after each calendar quarter or month, as applicable. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com).

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Funds and is located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of June 30, 2014, the Adviser had approximately $38.4 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management fees (after fee waivers) the Adviser received from each Fund for the fiscal year ended May 31, 2014 and each Fund's contractual management fee:

Fund Name	Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2014	Contractual Management Fee as a Percentage of Net Assets
Balanced Allocation Fund	0.60%	0.75%

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The Adviser and the Target Date Funds have entered into an investment advisory agreement pursuant to which each Fund will pay the Adviser a fee equal to the annual rate of 0.40% of that Fund's average daily net assets that are not invested in (1) other registered investment companies, (2) pooled investment vehicles that charge a fee for advisory services and (3) exchange-traded notes the contractual returns of which are calculated by reference to the performance of a broad-based securities market index. The Adviser has contractually agreed to waive its management fee and reimburse or pay certain operating expenses for each Target Date Fund to the extent the Fund's Distribution (12b-1) Fees and Other Expenses together exceed 0.60%, excluding certain expenses such as extraordinary expenses, administrative fees payable to PNC Capital Advisors, LLC, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and "Acquired Fund Fees and Expenses"). This expense limitation continues through April 27, 2016, at which time the Fund's Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. The Adviser can be reimbursed by a Target Date Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Distribution (12b-1) Fees and Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

During the fiscal year ending May 31, 2014, the Target Date Funds did not pay the Adviser any investment advisory fees.

A discussion regarding the basis for the Board's approval of the investment advisory agreement is available in the Funds' semi-annual report to shareholders for the period ended November 30, 2014.

Manager of Managers Structure

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers, notifying them of their termination and recommending to the Board their hiring or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds.

Shareholders will be notified within 90 days of the hiring a sub-adviser. Currently, the Balanced Allocation Fund and Target Date Funds do not operate under a Manager of Managers structure.

Portfolio Management Teams

References to the "Adviser" in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

Name	Business experience

Balanced Allocation Fund

Mark W. Batty, CFA Senior Portfolio Manager Years with the Adviser and affiliated entities: 11 Industry experience: 24 years Years managing Fund: 1	Mr. Batty is responsible for portfolio management and research for the large cap growth and value portion of the Balanced Allocation Fund.
Prior to joining PNC in February 2003, Mr. Batty served with the Pennsylvania Trust Company, Penn Mutual Life Insurance, Ryan, Beck & Co. and CoreStates Investment Advisors.
Sean T. Rhoderick, CFA
Managing Director and Chief Investment
Officer of Taxable Fixed Income
Years with the Adviser and affiliated entities: 10
Industry experience: 20 years
Years managing Fund: less than 1*	Mr. Rhoderick has responsibility for fixed income portfolio management and credit analysis. Prior to joining the Adviser in 2004, Mr. Rhoderick was a corporate bond analyst with Freddie Mac.
James E. Mineman Senior Portfolio Manager Years with the Adviser: 9 Industry experience: 20 years Years managing Fund: less than 1**	As of October 31, 2014, Mr. Mineman serves as a co-lead portfolio manager to the small cap portion of the Balanced Allocation Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Mineman was the Director of Equity Research at Investment Counselors, the former sub-adviser to the Small Cap Fund, since 1994.

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Name	Business experience
Peter A. Roy, CFA Portfolio Manager Years with the Adviser: 9 Industry experience: 14 years Years managing Fund: less than 1**	As of October 31, 2014, Mr. Roy serves as a co-lead portfolio manager to the small cap portion of the Balanced Allocation Fund.
Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr. Roy was a portfolio manager at Investment Counselors, the former sub-adviser to the Small Cap Fund, since 2003. Prior to 2003, Mr. Roy was a portfolio manager for Allegiant Trust Company.
Douglas J. Roman, CFA, CMT Managing Director Years with the Adviser and affiliated entities: 12 Industry experience: 27 years Years managing Fund: 5	Mr. Roman is responsible for portfolio management and research for the large cap growth and value portion of the Balanced Allocation Fund.
Prior to joining PNC in 2002, Mr. Roman worked for Penn Street Advisors, Inc., the Penn Street Funds, The Vanguard Group, Rittenhouse Financial Services and CoreStates Investment Advisors.
Martin C. Schulz, J.D. Managing Director Years with the Adviser: 16 Industry experience: 19 years Years managing Fund: 16	Mr. Schulz is responsible for portfolio management and research for the international portion of the Balanced Allocation Fund. Mr. Schulz has been with the Adviser since 1998.

*  Sean T. Rhoderick, CFA has served as a portfolio manager of the Fund and as Managing Director and Chief Investment Officer of Taxable Fixed Income since February 17, 2015.

**  James E. Mineman and Peter A. Roy, CFA have each served as a co-lead portfolio manager for the small cap portion of the Fund, since October 31, 2014.

For management of the Target Date Funds, the Adviser has established an Asset Allocation Committee (the "Committee") that is responsible for making three key asset allocation decisions for each Fund. First, the Committee identifies eligible asset classes and investments for the Fund. Second, the Committee establishes strategic asset allocation ranges specifying the Fund's minimum and maximum long-term allocations to eligible asset classes and investments. Third, the Committee establishes a short- to intermediate-term asset allocation target for the Fund. The Committee's decisions are based on the collective professional judgment of its voting members.

The Committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include, without limitation, the following factors: the Fund's historical performance; market volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective; and the results of stress tests.

The voting members of the Committee are: Aneet Deshpande, Chairman; Mark McGlone; Keith Weigel; Doug Roman; Martin Schulz; Sean Rhoderick; Timothy Compan; Donald J. Hohman; James E. Mineman; and Jake Moloznik. Mr. Deshpande became Chairman of the Committee on September 29, 2014. He serves as the Head of Equity Trading for the Adviser and he has day-to-day responsibility for managing the Fund's portfolio, working to implement the Fund's investment program in accordance with the Committee's asset allocation decisions. Mr. Deshpande is a member of the Investment Strategy team headed by Mr. McGlone, the Adviser's President and Chief Investment Officer. Mr. McGlone has over 21 years of experience managing fixed income portfolios. Mr. Weigel, former Committee Chairman, has over 26 years of investment industry experience, which includes 18 years of experience with respect to portfolio management of institutional client accounts and implementation of asset allocation strategies at his prior firms. Mr. Roman and Mr. Schulz both serve as Managing Directors of the Adviser and lead the Adviser's large cap advantage equity and international equity teams, respectively. Mr. Rhoderick is Managing Director and Chief Investment Officer of Taxable Fixed Income. Mr. Compan is a Senior Portfolio Manager on the Adviser's fixed income team. Mr. Hohman serves as a Managing Director of Product Management for the Adviser and has over 21 years of investment product management industry experience. Mr. Moloznik serves as an Investment and Portfolio Strategist of the Adviser. Mr. Mineman is a Senior Portfolio Manager on the Adviser's small- and mid-cap equity team and as of October 31, 2014, he became a co-lead portfolio manager of that team. On average, these Committee members have over 21 years of portfolio management experience. The Committee, with the exception of Mr. Moloznik who became a voting member in June 2014 and Mr. Mineman who became a voting member in September 2014, has been managing the Target Date Funds since commencement of operations on October 1, 2012.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds is described in the Statement of Additional Information.

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PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class T Shares of the Funds. Generally, the Funds do not accept purchase orders from foreign investors; however, the Funds reserve the ability to change this practice without prior notice. The Funds may accept or reject any purchase order.

Class T Shares

•  Front-end sales charge (see the section entitled "Reduced Sales Charges – Class T Shares" for information about reduced or waived front-end sales charges)

•  Contingent deferred sales charge on certain purchases of $1 million or more (applicable to shares redeemed within 12 months of purchase)

•  12b-1 fees of up to 0.50% of net assets

•  $1,000 minimum initial investment – $50 subsequent minimum investment including through Planned Investment Program

Investors may purchase Class T shares from authorized financial intermediaries. Any applicable sales charge is deducted from the shareholder's investment and paid to the Funds' underwriter. The underwriter may use those monies, together with any 12b-1 fees paid to it, to pay for any eligible distribution or marketing expense or shareholder services, including to reimburse the Adviser for certain up-front payments and/or finder's fees paid by the Adviser to financial intermediaries in connection with the sale of shares of the Funds. For additional information, see the "Distribution Plan" section of the Prospectus.

For investors purchasing Class T Shares through a Planned Investment Program, the minimum initial investment is $50. See the section entitled "Planned Investment Program." For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries (including financial intermediaries that are affiliates of the Adviser) for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of Fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Open an Account" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).	• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.
• The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services or receipt at the Funds post office box, or purchase orders or redemption requests do not constitute receipt by the Transfer Agent.
By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US) Inc.
as Agent for PNC Funds
Further Credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

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How to Purchase and Exchange Fund Shares (continued)

New Account Set Up	Adding to an Existing Account
Planned Investment Program (systematic investing)	• With a $50 minimum initial investment, you may purchase Class T Shares automatically through regular deductions from your regular checking or savings bank account in amounts of at least $50 per month per account.
• You may arrange for participation in this program when a new account is established.	• With current bank account information on your account, participation in the program can be arranged via the Internet or by calling 1-800-622-FUND (3863).
• For existing accounts, without bank account information, participation can be arranged by completing an Account Maintenance Form with banking information. This form must include a signature guarantee by a bank or other financial institution.
By Exchange	• You may exchange your shares of a Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount is $1,000).
• You may exchange your shares on any day that the NYSE is open for regular business ("Business Day"). The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

Systematic Exchange Program

•  You may exchange shares of a PNC Fund for any other PNC Fund of the same class automatically, at periodic intervals. The minimum exchange amount is $50.

•  Because purchases of Class T Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class T Shares in connection with this program. See the section entitled "Reduced Sales Charges – Class T Shares" for additional information about Letters of Intent.

•  You may arrange for participation in this program via the Internet at pncfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

•  In order for you to receive a Fund's net asset value per share ("NAV") determined on a business day when you purchase, redeem or exchange through an authorized financial intermediary, your authorized financial intermediary must receive your purchase, redemption or exchange request in good order before the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

How We Calculate NAV

The price of Fund shares is based on the Fund's NAV. NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Market values for fixed income securities may be determined on the basis of valuations provided by an independent pricing service, which may use information such as the yields or prices of bonds of comparable quality, coupon, maturity and type; quoted bid prices or indications as to values from dealers; and general market conditions. The independent pricing service may also employ electronic data processing techniques and matrix systems to determine the values of the Funds' fixed income securities. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

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Futures contracts are valued at daily quoted settlement prices.

Forward currency contracts are valued based upon closing exchange rates from each respective foreign market.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund may also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities such that market quotations are not reliable or readily available. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all the Funds in PNC Funds may be allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases

You may purchase shares on any Business Day. Shares cannot be purchased by wire transactions on days when the Federal Reserve banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order in good order plus, in the case of Class T Shares, the applicable front-end sales charge. In order for you to receive a Fund's NAV determined on a business day when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your purchase request in good order before the close of trading on the NYSE (normally, 4:00 p.m., Eastern time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. PNC Advantage Funds' minimum initial investment is $3 million, subject to certain exceptions. There is no minimum subsequent investment. PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds' prospectus for more information.

General Information Regarding Exchanges

You may exchange your Class T Shares of a PNC Fund for Class T Shares of another PNC Fund. You may exchange your

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shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.

•  Class T Shares

You may exchange Class T Shares of any PNC Fund for Class T Shares of any other PNC Fund. If you exchange shares that you purchased without a sales charge into a PNC Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into a PNC Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

General Information Regarding Conversions

PNC Funds has established relationships with certain financial intermediaries or investment programs, clients or participants of which may be eligible to purchase Class I shares of the Funds. PNC Funds may permit existing PNC Funds Class T shareholders who have transferred their shares to an account with such an intermediary or to such an investment program to convert those transferred Class T shares to Class I shares of the same Fund. In such a situation, any applicable contingent deferred sales charge may be waived. Contact your financial consultant, financial intermediary or institution for more information.

In the event that you no longer meet the eligibility requirements as an investor in Class T Shares of a Fund, PNC Funds reserves the right to convert the shares in your account to another share class of the same Fund, as appropriate. PNC Funds will notify you in writing before any conversion occurs.

Sales Charges

Front-End Sales Charges – Class T Shares

The offering price of Class T Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

Balanced Allocation Fund and Target Date Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Maximum Reallowance as a % of Offering Price Per Share
Less than $50,000	3.50	3.63	3.50
$50,000 but less than $100,000	3.00	3.09	3.00
$100,000 but less than $250,000	2.50	2.56	2.50
If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Maximum Reallowance as a % of Offering Price Per Share
$250,000 but less than $500,000	1.50	1.52	1.50
$500,000 but less than $1,000,000	1.00	1.01	1.00
$1,000,000 or more*	—	—	—

*  There is no front-end sales charge on purchases of Class T Shares of $1,000,000 or more and in such cases, the underwriter, the Adviser, or one of their affiliates, may make a payment to the selected dealer for PNC Balanced Allocation Fund and the PNC Target Date Funds in an amount not to exceed 1.00% of the amount invested. For each Fund, if you redeem the shares purchased without a sales charge within 12 months after the purchase date, a contingent deferred sales charge of 1.00% may be assessed against your account. Please see the section entitled "Contingent Deferred Sales Charges" for additional information.

Investors may purchase Class T shares from authorized financial intermediaries. Any applicable sales charge is deducted from the shareholder's investment and paid to the Funds' underwriter. The underwriter may use those monies, together with any 12b-1 fees paid to it, to pay for any eligible distribution or marketing expense or shareholder services, including to reimburse the Adviser for certain up-front payments and/or finder's fees paid by the Adviser to financial intermediaries in connection with the sale of shares of the Funds. For additional information, see the "Distribution Plan" section of the Prospectus.

In addition, the Adviser or its affiliates will pay finder's fees to dealers on new investments in Class T Shares in lieu of the dealer receiving a front-end sales charge as follows:

1.00% on amounts between $1 million and $5 million; plus
0.50% on amounts between $5 million and $10 million; plus
0.25% on amounts over $10 million

Reduced Sales Charges – Class T Shares

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class T Shares you already own to the amount that you are currently purchasing. PNC Funds will combine the value of your current purchases with the current value of any Class T Shares you purchased previously for:

(i)  your account;

(ii)  your spouse's account;

(iii)  a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. PNC Funds will only consider the value of Class T Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide PNC Funds with your account number(s) and, if applicable, the

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account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. PNC Funds may amend or terminate this right of accumulation at any time.

Combined Purchases. You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, PNC Funds will combine same day purchases of Class T Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class T Shares that you purchase with a Letter of Intent, as described below. You must notify PNC Funds of the purchases that qualify for this discount at the time of purchase. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts that you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of PNC Funds held in:

•  all of your accounts at PNC Funds or a financial intermediary;

•  any of your accounts at another financial intermediary; and

•  accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

Letter of Intent. You may purchase Class T Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class T Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. PNC Funds will only consider the value of Class T Shares sold subject to a sales charge. As a result, Class T Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send PNC Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes PNC Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, PNC Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit PNC Funds' website at pncfunds.com or consult your broker or financial intermediary. The website includes information on sales charges and purchase of shares, free of charge and in a clear and prominent format.

Waiver of Front-End Sales Charge – Class T Shares

The front-end sales charge will be waived on Class T Shares purchased:

•  by Trustees and officers of PNC Funds and their immediate families (spouse, parents, siblings, children and grandchildren);

•  by directors and retired directors of The PNC Financial Services Group, Inc. (PNC) or any of its affiliates and their immediate families, employees and retired employees of PNC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of PNC or any of its affiliates;

•  by officers, directors, employees and retirees of any sub-advisers of any PNC Fund, co-administrators, transfer agent, distributor and custodian and members of their immediate families;

•  by direct transfer or rollover from a qualified plan of current investments in the Fund through such plans for which affiliates of PNC serve as trustee or agent (or institutions having relationships with affiliates of PNC);

•  by investors purchasing through an authorized payroll deduction plan;

•  through certain broker-dealers who have entered into an agreement with PNC Funds' distributor or the Funds to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Check with your broker-dealer to see if you qualify for this exemption;

•  by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients; and

•  through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including, but not limited to, Charles Schwab Mutual Fund Marketplace.TM Check with your broker-dealer to see if you qualify for this exemption.

Repurchase of Class T Shares

You may repurchase any amount of Class T Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class T Shares (other

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than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, PNC Funds must receive your purchase order within 180 days of your redemption. In addition, you must notify PNC Funds when you send in your purchase order that you are repurchasing shares and would like to exercise this option.

Contingent Deferred Sales Charges

A contingent deferred sales charge of 1.00% will apply if you redeem Class T Shares purchased in the amount of $1,000,000 or more within 12 months of purchase. The CDSC is calculated on either the (1) NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for the same Class of Shares of another PNC Fund.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

General Information About Sales Charges, Commissions and Certain Other Payments

Your securities dealer is paid a sales charge and/or commission when you buy Class T Shares. Your securities dealer may receive different levels of compensation depending on which class of shares you buy. On purchases of Class T Shares of less than $1,000,000 your securities dealer is paid amounts as described under the section entitled "Sales Charges: Front-End Sales Charges – Class T Shares" at the time of purchase. On purchases of Class T Shares of $1,000,000 or more, a payment may be made to the selected dealer in an amount not to exceed 1.00% of the amount invested. For additional information, see the section "Distribution Plan."

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below.

Online pncfunds.com

The minimum amount for Internet redemptions is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize a Systematic Withdrawal Plan, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.
By Mail	Provide redemption instructions with your name, fund name, share class, your account number and the amount you would like to sell in dollars or shares. These instructions must be signed by each owner of the account or authorized signatory.
Mail the instructions to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

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How to Redeem Your Fund Shares (continued)

Systematic Withdrawal Plan

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, available on pncfunds.com, or by calling 1-800-622-FUND (3863).

Financial Intermediary

Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined, after the Fund receives your request in good order, less any applicable deferred sales charge. Good order, among other things, means that complete information is provided about your sale request. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a signature guarantee.

Redemptions in Kind

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) rather than cash when the Fund determines that it is in the best interests of the Fund. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Sale of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension;

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(d)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(e)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B (or other applicable form) cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash sale" rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem or exchange those shares. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund's default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Funds' website at: pncfunds.com or contact the Funds at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by the Fund and may not be reported to you by your financial intermediary.

Limitations on Purchases, Exchanges and Redemptions

The Board has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple investors, are a common form of holding shares among retirement and college saving plans and financial intermediaries such as brokers, advisers, and third-party administrators. Omnibus accounts aggregate purchase or redemption and exchange requests on a daily basis and the identity of individual investors may not be known to the Fund. With respect to suspected market timing by investors who acquire shares through omnibus accounts, different purchase and exchange limitations may apply. These

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limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one "round trip" transaction during a 60-day period. A round trip occurs when a shareholder purchases or exchanges-in shares and then subsequently sells or exchanges-out shares within a short period of time of the original purchase or exchange-in date. A Fund may restrict or refuse purchase and exchange orders into the Fund if a shareholder has made two or more round trips during a 60-day period.

PNC Funds reserves the right to notify shareholders who violate PNC Funds' general trading limits as such violations may constitute market timing activities. If a shareholder continues such deemed market timing activities after being notified, the account may be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•  Reject a purchase or exchange order

•  Delay payment of immediate cash redemption proceeds for up to seven calendar days

•  Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

•  Limit the amount of any exchange

•  Close an account

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION PLAN

Each Fund has adopted a distribution plan with respect to Class T Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay 0.50% as a percentage of average daily net assets for distribution fees on Class T Shares.

Fees applicable to a class of shares under a distribution plan are borne by all shareholders of the class.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

Fund Name
Balanced Allocation	Quarterly
PNC Retirement Income Fund	Quarterly
PNC Target 2020 Fund	Annually
PNC Target 2030 Fund	Annually
PNC Target 2040 Fund	Annually
PNC Target 2050 Fund	Annually

Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the corresponding distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are U.S. citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Fund Distributions

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference

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to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income (other than exempt interest dividends, if any, described below) and gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will generally be taxable to you at ordinary income rates. Distributions of net capital gains (that is, the excess of net capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends ("capital gain dividends") will generally be taxable to you as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. You will be notified annually of the tax status of distributions paid to you.

Distributions of investment income properly reported by a Fund as derived from "qualified dividend income" will generally be taxable to you at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as securities lending activities, if any, high portfolio turnover, or investments in debt securities or "non-qualified" foreign corporations will result in a lesser amount of the Fund's distributions qualifying for this favorable tax treatment than if the Fund had not conducted such activities. Also, if a Fund receives dividends from a regulated investment company in which the Fund invests (an "Underlying RIC"), and the Underlying RIC reports such dividends as "qualified dividend income," then the Fund is permitted, in turn, to report a portion of its distributions as "qualified dividend income," provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC. See the Statement of Additional Information for a description of the requirements necessary for this favorable tax treatment to apply.

A portion of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as securities lending activities, if any, high portfolio turnover rate, or investments in debt securities or foreign corporations will result in a smaller portion of the Fund's distributions qualifying for the dividends-received deduction than if the Fund had not conducted such activities. Also, if the Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

A Fund may be eligible to report a portion of its distributions as exempt-interest dividends, which are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but may be subject to state and local taxes and may result in liability for the federal alternative minimum tax. If, at the close of each quarter of a Fund's taxable year, at least 50% of its total assets consists of interests in Underlying RICs, the Fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs, and of interest on any tax-exempt obligations in which it directly invests, if any.

A 3.8% Medicare contribution tax will be imposed on the "net investment income" of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This tax result is known as "buying into a dividend."

Redemptions or Exchanges

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital

80

gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of a Fund will be disallowed under the "wash sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Investments in other Regulated Investment Companies

A Fund's investments in shares of an Underlying RIC can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

Investments in Certain Debt Instruments and Derivatives

Certain of a Fund's investments, including certain debt instruments, derivatives, options, futures, forwards, and swaps, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments, including when not otherwise advantageous to do so, in order to make required distributions).

Investments in Foreign Securities

A Fund's investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

A Fund's investments in foreign securities may be subject to foreign withholding taxes, which can decrease the Fund's yield on such securities. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least a minimum period specified by the applicable tax rules. Alternatively, if at the close of each quarter of a Fund's taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the Fund will be a "qualified fund of funds." In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an Underlying RIC in which the Fund invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. In either case, even if the Fund qualifies to make such an election for any year, it may determine not to do so. See the Statement of Additional Information for additional information regarding such credits.

Investments in Certain Derivatives

Certain of a Fund's investments in derivatives could affect the amount, timing and character of distributions you receive.

Investments in Commodities and Commodity-Related Instruments

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, "qualifying income"). Direct investment in commodities and certain commodity-related instruments generally do not, under published Internal Revenue Service guidance, produce qualifying income. Each Fund obtaining exposure to the commodities markets intends to do so by investing directly in commodity-related instruments that the Fund believes give rise to qualifying income or otherwise in such a manner that it satisfies the 90% qualifying income requirement, or indirectly through its investment in a wholly owned subsidiary organized under the laws of a foreign jurisdiction that, in turn, would invest in commodity-related instruments. Under the tax diversification requirements described in the Statement of Additional Information, a Fund may not invest more than 25% of its total assets in such subsidiaries. Any such subsidiary will intend to operate in such a manner that the 90% qualifying income requirement is satisfied in respect of a Fund investing in such subsidiary. See "Tax Status Risk" above for further discussion of potential tax risks of a Fund's commodity and commodity-related investments.

It is expected that any such subsidiary generally will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation for U.S. federal tax purposes, and a Fund investing in such subsidiary will be required to include in its income annually amounts earned by the subsidiary during that year, regardless of whether such income is distributed by the subsidiary to the Fund. Gains from the sales of investments by the subsidiary will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in income by the Fund. Furthermore, the Fund will be required to distribute the subsidiary's income annually to its shareholders in order to avoid any tax liability at the Fund level and continue to be treated as a regulated investment company, whether or not the subsidiary makes a distribution to the Fund during the taxable

81

year. As a result, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to meet these distribution requirements.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. The backup withholding rate is 28%.

IRAs and Other Tax-Advantaged Accounts

IRAs, tax-qualified retirement plans and certain other tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from a Fund or on redemptions of shares of a Fund. Special tax rules apply to investments through such accounts. Investors in a Fund through such tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the account or on redemptions of the Fund's shares held in the account. Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income, with certain exceptions (for example, distributions from a Roth 401(k) plan generally are not taxable to participants in such a plan).

If you are investing through a tax-advantaged account, you should consult with your own tax advisor and your plan administrator or other designated financial intermediary to determine the suitability of a Fund as an investment through such account and the specific U.S. federal income, as well as any possible state, local, foreign or other, tax consequences to you of investing in the Fund through the account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares of the Balanced Allocation Fund and the Class I Shares of each Target Date Fund. Note that there were not Class T Shares of the Funds outstanding during the periods shown. Of the currently existing classes of shares of the Balanced Allocation Fund, Class A Shares have a fee structure that is most similar to the fee structure for the Class T Shares of the Balanced Allocation Fund. Class I Shares are the only outstanding share class with financial highlights for each Target Date Fund. Class A Shares of the Balanced Allocation Fund are subject to a 0.04% 12b-1 fee and are subject to a 0.25% shareholder servicing fee, whereas Class I Shares of each Target Date Fund are not subject to a 12b-1 fee or shareholder servicing fee. This information is intended to help you understand each Fund's financial performance for the past five fiscal years and the most recent six-month period, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited (except for the six-month periods ended November 30, 2014) by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, including the Notes to Financial Statements referenced in these financial highlights, is included in the annual report dated May 31, 2014 and is incorporated by reference into the Statement of Additional Information. The semi-annual report dated November 30, 2014 containing unaudited financial highlights for the most recent six-month period, along with each Fund's financial statements, including the Notes to Financial Statements referenced in these financial highlights, is also incorporated by reference into the Statement of Additional Information. The financial highlights for the period ended November 30, 2014 are unaudited and reflect all adjustments that are, in the opinion of management, of a normal and recurring nature and necessary to a fair statement of the results for the interim period.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2014 and for the Years Ended May 31, unless otherwise indicated

BALANCED ALLOCATION FUND

	Class A
	2014*†	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Period	$13.34	$12.04		$10.51	$10.77		$9.08	$8.26
Net Investment Income[1]	0.08	0.14		0.12	0.15		0.12	0.12
Realized and Unrealized Gain (Loss) on Investments	0.29	1.30		1.54	(0.26)		1.68	0.83
Total from Investment Operations	0.37	1.44		1.66	(0.11)		1.80	0.95
Payment by Affiliate[1]	—	—		—	—	**[2]	—	—
Contributions of Capital by Affiliate[1]	—	—	**[3]	—	—		—	—
Dividends from Net Investment Income	(0.09)	(0.14)		(0.13)	(0.15)		(0.11)	(0.13)
Total Distributions	(0.09)	(0.14)		(0.13)	(0.15)		(0.11)	(0.13)
Net Asset Value, End of Period	$13.62	$13.34		$12.04	$10.51		$10.77	$9.08
Total Return††	2.78%	12.04%		15.93%	(0.95)%[2]		19.96%	11.52%
Ratios/Supplemental Data
Net Assets End of Period (000)	$10,233	$10,822		$10,513	$10,439		$12,791	$13,487
Ratio of Expenses to Average Net Assets	1.27%	1.20%[4]		1.29%	1.20%[5]		1.31%	1.33%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.13%[4]		1.04%	1.41%[5]		1.17%	1.33%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.42%	1.43%		1.48%	1.42%		1.36%	1.33%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.06%	0.90%		0.85%	1.19%		1.12%	1.33%
Portfolio Turnover Rate	24%	55%		62%	63%		76%	115%

†  Financial highlights for the six-month period ended November 30, 2014 are unaudited.

††  Total return excludes sales charge.

*  For the six-month period ended November 30, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.

**  Amount represents less than $0.005 per share.

1  Per share data calculated using average shares outstanding method.

2  During the fiscal year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund.

3  During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate's financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

4  During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.08% and 0.02% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

5  During the fiscal year ended May 31, 2012, a portion of the Trust's Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

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FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2014 and for the Years Ended May 31, unless otherwise indicated

RETIREMENT INCOME FUND

	Class I
	2014*†	2014	2013[1]
Net Asset Value, Beginning of Period	$10.73	$10.24	$10.00
Net Investment Income[2,3]	0.05	0.12	0.10
Capital gain distributions received from affiliated investments[2]	—	— **	0.04
Realized and Unrealized Gain (Loss) on Investments	0.20	0.56	0.24
Total from Investment Operations	0.25	0.68	0.38
Dividends from Net Investment Income	(0.14)	(0.13)	(0.14)
Distributions from Net Realized Gains	—	(0.06)	—
Total Distributions	(0.14)	(0.19)	(0.14)
Net Asset Value, End of Period	$10.84	$10.73	$10.24
Total Return	2.30%	6.67%	3.85%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,138	$1,107	$1,038
Ratio of Expenses to Average Net Assets[4]	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	0.93%	1.11%	1.54%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)[4]	11.28%	3.39%	12.55%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(10.24)%	(2.17)%	(10.90)%
Portfolio Turnover Rate	1%	318%	0%

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2014 and for the Years Ended May 31, unless otherwise indicated

TARGET 2020 FUND

	Class I
	2014*†	2014	2013[1]
Net Asset Value, Beginning of Period	$11.17	$10.45	$10.00
Net Investment Income[2,3]	0.07	0.17	0.12
Capital gain distributions received from affiliated investments[2]	—	0.01	0.05
Realized and Unrealized Gain (Loss) on Investments	0.23	0.77	0.41
Total from Investment Operations	0.30	0.95	0.58
Dividends from Net Investment Income	—	(0.12)	(0.13)
Distributions from Net Realized Gains	—	(0.11)	—
Total Distributions	—	(0.23)	(0.13)
Net Asset Value, End of Period	$11.47	$11.17	$10.45
Total Return	2.69%	9.19%	5.89%
Ratios/Supplemental Data
Net Assets End of Period (000)	$2,296	$1,156	$1,059
Ratio of Expenses to Average Net Assets[4]	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.60%	1.77%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)[4]	8.80%	9.21%	12.47%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(7.44)%	(7.50)%	(10.59)%
Portfolio Turnover Rate	34%	9%	0%

†  Financial highlights for the six-month period ended November 30, 2014 are unaudited.

*  For the six-month period ended November 30, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.

**  Amount represents less than $0.005 per share.

1  Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

2  Per share data calculated using average shares outstanding method.

3  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

4  Does not include expenses of the investment companies in which the Fund invests.

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FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2014 and for the Years Ended May 31, unless otherwise indicated

TARGET 2030 FUND

	Class I
	2014*†	2014	2013[1]
Net Asset Value, Beginning of Period	$11.89	$10.69	$10.00
Net Investment Income[2,3]	0.08	0.18	0.11
Capital gain distributions received from affiliated investments[2]	—	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	0.33	1.16	0.66
Total from Investment Operations	0.41	1.35	0.80
Dividends from Net Investment Income	—	(0.12)	(0.11)
Distributions from Net Realized Gains	—	(0.03)	—
Total Distributions	—	(0.15)	(0.11)
Net Asset Value, End of Period	$12.30	$11.89	$10.69
Total Return	3.45%	12.74%	8.12%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,924	$1,601	$1,205
Ratio of Expenses to Average Net Assets[4]	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.63%	1.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)[4]	7.44%	7.83%	12.32%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(6.06)%	(6.09)%	(10.66)%
Portfolio Turnover Rate	8%	5%	0%

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2014 and for the Years Ended May 31, unless otherwise indicated

TARGET 2040 FUND

	Class I
	2014*†	2014	2013[1]
Net Asset Value, Beginning of Period	$12.25	$10.87	$10.00
Net Investment Income[2,3]	0.07	0.17	0.10
Capital gain distributions received from affiliated investments[2]	—	0.01	0.02
Realized and Unrealized Gain (Loss) on Investments	0.44	1.41	0.84
Total from Investment Operations	0.51	1.59	0.96
Dividends from Net Investment Income	—	(0.13)	(0.09)
Distributions from Net Realized Gains	—	(0.08)	—
Total Distributions	—	(0.21)	(0.09)
Net Asset Value, End of Period	$12.76	$12.25	$10.87
Total Return	4.16%	14.72%	9.74%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,312	$1,259	$1,097
Ratio of Expenses to Average Net Assets[4]	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.52%	1.42%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)[4]	8.86%	8.79%	12.34%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(7.60)%	(7.16)%	(10.81)%
Portfolio Turnover Rate	3%	7%	0%

†  Financial highlights for the six-month period ended November 30, 2014 are unaudited.

*  For the six-month period ended November 30, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.

1  Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

2  Per share data calculated using average shares outstanding method.

3  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

4  Does not include expenses of the investment companies in which the Fund invests.

85

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2014 and for the Years Ended May 31, unless otherwise indicated

TARGET 2050 FUND

	Class I
	2014*†	2014	2013[1]
Net Asset Value, Beginning of Period	$12.41	$10.93	$10.00
Net Investment Income[2,3]	0.07	0.17	0.10
Capital gain distributions received from affiliated investments[2]	—	0.01	0.01
Realized and Unrealized Gain (Loss) on Investments	0.45	1.49	0.91
Total from Investment Operations	0.52	1.67	1.02
Dividends from Net Investment Income	—	(0.13)	(0.09)
Distributions from Net Realized Gains	—	(0.06)	—
Total Distributions	—	(0.19)	(0.09)
Net Asset Value, End of Period	$12.93	$12.41	$10.93
Total Return	4.19%	15.41%	10.28%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,452	$1,350	$1,164
Ratio of Expenses to Average Net Assets[4]	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.48%	1.38%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)[4]	9.42%	9.27%	12.00%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(8.21)%	(7.68)%	(10.51)%
Portfolio Turnover Rate	4%	7%	0%

†  Financial highlights for the six-month period ended November 30, 2014 are unaudited.

*  For the six-month period ended November 30, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.

1  Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

2  Per share data calculated using average shares outstanding method.

3  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

4  Does not include expenses of the investment companies in which the Fund invests.

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APPENDIX A

Below is a list of some of the other PNC Funds and PNC Advantage Funds in which the Target Date Funds may invest from time to time and a brief description of their investment objective and a summary of their principal investment strategies:

Equity Funds

PNC International Equity Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a portfolio of equity securities that is tied economically to a number of countries throughout the world, typically three or more. The Fund will limit investments in securities of issuers in countries with developing markets (European, Asian and Australian countries not represented in the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index")) or economies to no more than 25% of the Fund's total assets, and will not invest more than 10% of its total assets in any single such country. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund's investments in equity securities may include common stocks, ADRs or other U.S. listings of foreign common stocks, and exchange-traded funds ("ETFs"), closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use ETFs, closed-end funds and derivative instruments to gain broad exposure to markets and/or a particular index. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts, forward currency contracts and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

The Adviser has delegated to Polaris Capital Management, LLC ("Polaris" or the "Sub-Adviser") the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets among a growth strategy ("International Growth Component") and a value strategy ("International Value Component"). The Adviser manages the International Growth Component. Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund's assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

PNC Large Cap Core Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of domestic-equity securities of large-cap companies which includes common stocks, American Depositary Receipts ("ADRs"), preferred stocks, warrants and rights. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion, but the Fund may invest in companies of any market capitalization.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large-cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

The Adviser employs a disciplined, rules-based, linear process focused on identifying companies that can produce earnings in excess of market expectations. It begins with a multi-factor model based on stability of earnings, growth factors and value factors. Fundamental analysis then focuses on deriving proprietary earnings estimates, constructing a list of key merits and risks, and calculating high and low price targets which are used to determine reward/risk ratios. Candidate stocks with the ability to exceed consensus earnings estimates that also exhibit greater upside price potential than downside price risk are considered for further review. The stocks are then subject to extensive risk analysis within the context of the overall portfolio. Ongoing monitoring and a strict sell discipline are important aspects of the overall investment process. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific

87

quantitative criteria, if the Adviser's analysts project earnings below consensus estimates, if a security exceeds the Adviser's reasonable price target, or to take advantage of a better investment opportunity.

PNC Large Cap Growth Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of growth-oriented domestic-equity securities of large-cap companies, such as companies with accelerated earnings growth rates. Equity securities include common stocks, ADRs, preferred stocks, warrants and rights. A large portion of the Fund will be invested in companies with a minimum market capitalization of $3 billion, but the Fund may invest in companies of any market capitalization.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large-cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

In buying and selling securities for the Fund, the Adviser uses a growth-oriented approach. The Adviser employs a disciplined, rules-based, linear process focused on identifying companies that can produce earnings in excess of market expectations. It begins with a multi-factor model based on stability of earnings, growth factors and value factors. Fundamental analysis then focuses on deriving proprietary earnings estimates, constructing a list of key merits and risks, and calculating high and low price targets which are used to determine reward/risk ratios. Candidate stocks with the ability to exceed consensus earnings estimates that also exhibit greater upside price potential than downside price risk are considered for further review. The stocks are then subject to extensive risk analysis within the context of the overall portfolio. Ongoing monitoring and a strict sell discipline are important aspects of the overall investment process. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if the Adviser's analysts project earnings below consensus estimates, if a security exceeds the Adviser's reasonable price target, or to take advantage of a better investment opportunity.

PNC Large Cap Value Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of value-oriented domestic-equity securities of large-cap companies which includes common stocks, ADRs, preferred stocks, warrants and rights. The Fund defines a large-cap company as one whose market capitalization at the time of purchase is greater than $3 billion.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued by large-cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser employs a disciplined, rules-based, linear process focused on identifying companies that can produce earnings in excess of market expectations. It begins with a multi-factor model based on stability of earnings, growth factors and value factors. Fundamental analysis then focuses on deriving proprietary earnings estimates, constructing a list of key merits and risks, and calculating high and low price targets which are used to determine reward/risk ratios. Candidate stocks with the ability to exceed consensus earnings estimates that also exhibit greater upside price potential than downside price risk are considered for further review. The stocks are then subject to extensive risk analysis within the context of the overall portfolio. Ongoing monitoring and a strict sell discipline are important aspects of the overall investment process. The Adviser utilizes a disciplined sell process and may choose to sell a holding, for example, when it does not satisfy specific quantitative criteria, if the Adviser's analysts project earnings below consensus estimates, if a security exceeds the Adviser's reasonable price target, or to take advantage of a better investment opportunity.

PNC Mid Cap Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of U.S. mid-cap companies. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund defines a mid-cap company as one whose market capitalization at the time of purchase falls approximately between $750 million and $20 billion.

The Adviser's investment process for the Fund is to invest in securities of companies based on, among other things, the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses on Cash Flow Return on Investment ("CFROI®").1 CFROI® is calculated in percentage

1 CFROI® is a registered trademark of CSFB Holt.

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terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, across different market capitalizations, sectors and industries. The Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. In addition, as part of its screening process, the Adviser looks for companies that, in the Adviser's view, have management with an understanding of how to create value for shareholders, including through their ability to deploy capital; are market leaders with respect to the product or service they provide; and are a part of a strong, growing industry. The Adviser may sell a security when, for example, CFROI® flattens or declines or when market price equals or exceeds the Adviser's cash flow value "target." However, none of the sell characteristics are automatic. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mid-cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

PNC Mid Cap Index Fund

Investment Objective

The Fund seeks to approximate, before fees and expenses, the investment results of the S&P MidCap 400® Index.

Principal Investment Strategies

Under normal circumstances, the Fund invests substantially all of its net assets plus any borrowings for investment purposes in securities or investments whose returns are based on the performance of a company or companies represented in the S&P MidCap 400® Index.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500® Index, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Under normal circumstances, the Fund will principally invest in stocks included in the S&P MidCap 400® Index in approximately the same relative proportion as those stocks are represented in the S&P MidCap 400® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P MidCap 400® Index, and the Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). For example, the Adviser may use statistical sampling or other techniques to attempt to create an investment portfolio whose return, before fees and expenses, will closely match the return of the S&P MidCap 400® Index. Additionally, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, may result in net returns after fees and expenses that may more closely approximate the returns of the S&P MidCap 400® Index. For example, the Adviser may invest in S&P MidCap 400® Index futures and exchange-traded products ("ETPs") in addition to, or in place of, stocks held in the S&P MidCap 400® Index to attempt to equal the performance of the S&P MidCap 400® Index.

The Fund may also invest in S&P 500® Index and Russell 2000® Index derivatives with economic characteristics similar to one or more of the common stocks in the S&P MidCap 400® Index. The Fund may use derivatives, for example, as a substitute for taking a position in an underlying asset, to manage risk/volatility or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

The Fund normally seeks to remain fully invested. To help stay fully invested, to manage the Fund's liquidity, to reduce transaction costs or for other investment purposes, the Fund may invest in derivative instruments, including stock futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P MidCap 400® Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PNC Multi-Factor Small Cap Core Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund defines a small-cap company as one whose market capitalization at time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest market capitalization company within the Russell 2000® Index as of December 31. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that possess both value and growth characteristics. The Adviser assesses a company's prospects by reviewing and analyzing investment candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in IPOs, the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does

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not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objectives.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at time of purchase in stocks of small-cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Growth Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and ADRs.

The Fund defines a small-cap company as one whose market capitalization at time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Growth Index or (ii) below the average, for the past three years, of the highest market capitalization company within the Russell 2000® Growth Index as of December 31. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that it believes offer the best prospects for superior performance. The Adviser assesses a company's prospects for growth by reviewing and analyzing small-cap companies individually. The Fund also utilizes an active trading approach. The Fund may invest in IPOs, the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Value Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund defines a small-cap company as one whose market capitalization at time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Value Index or (ii) below the average, for the past three years, of the highest market capitalization company within the Russell 2000® Value Index as of December 31. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser assesses the performance potential of companies and buys stocks of those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PNC S&P 500 Index Fund

Investment Objective

The Fund seeks to approximate, before fees and expenses, the investment results of the S&P 500® Index.

Principal Investment Strategies

Under normal circumstances, the Fund invests substantially all, but in no event less than 80%, of its net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500® Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets will normally be invested in stocks included in the S&P 500® Index in approximately the same relative proportion as those stocks are represented in the S&P 500® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P 500® Index, and the Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). For example, the Adviser may use statistical sampling or other techniques to attempt to create an investment portfolio whose return, before fees and expenses, will closely match the return of the S&P 500® Index. Additionally, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, may result in net returns after fees and expenses that may more closely approximate the returns of the S&P 500® Index. For example, the Adviser may invest in S&P 500® Index futures and exchange-traded products ("ETPs")

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in addition to, or in place of, stocks held in the S&P 500® Index to attempt to equal the performance of the S&P 500® Index.

The Fund may also invest in other S&P 500® Index derivatives with economic characteristics similar to one or more of the common stocks in the S&P 500® Index. The Fund may use derivatives, for example, as a substitute for taking a position in an underlying asset, to manage risk/volatility or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

The Fund normally seeks to remain fully invested. To help stay fully invested, to manage the Fund's liquidity, to reduce transaction costs or for other investment purposes, the Fund may invest in derivative instruments, including stock futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500® Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PNC Small Cap Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in stocks of U.S. small-cap companies including, for example, those with stock market capitalizations between $100 million and $3 billion at time of purchase. The Fund also considers a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest market capitalization company within the Russell 2000® Index as of December 31. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund may also invest in foreign stocks in keeping with the Fund's objective.

The Adviser's investment process for the Fund is to invest in securities of companies based on, among other things, the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses on CFROI®. CFROI® is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, across different market capitalizations, sectors and industries. The Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced.

In addition, as part of its screening process, the Adviser looks for companies that, in the Adviser's view, have management with an understanding of how to create value for shareholders, including through their ability to deploy capital; that are market leaders with respect to the product or service they provide; and that are a part of a strong, growing industry. The Adviser may sell a security when, for example, CFROI® flattens or declines, or when market price equals or exceeds the Adviser's cash flow value "target." However, none of the sell characteristics are automatic.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic-equity securities.

PNC Small Cap Index Fund

Investment Objective

The Fund seeks to approximate, before fees and expenses, the investment results of the Russell 2000® Index.

Principal Investment Strategies

Under normal circumstances, the Fund invests substantially all of its net assets plus any borrowings for investment purposes in securities or investments whose returns are based on the performance of a company or companies represented in the Russell 2000® Index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually. Under normal circumstances, the Fund will principally invest in stocks included in the Russell 2000® Index in approximately the same relative proportion as those stocks are represented in the Russell 2000® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the Russell 2000® Index, and the Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). For example, the Adviser may use statistical sampling or other techniques to attempt to create an investment portfolio whose return, before fees and expenses, will closely match the return of the Russell 2000® Index. Additionally, the Adviser believes that employing certain active management strategies for a

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percentage of the Fund's assets, if successful, may result in net returns after fees and expenses that may more closely approximate the returns of the Russell 2000® Index. For example, the Adviser may invest in Russell 2000® Index futures and exchange-traded products ("ETPs") in addition to, or in place of, stocks held in the Russell 2000® Index to attempt to equal the performance of the Russell 2000® Index.

The Fund may also invest in other Russell 2000® Index derivatives with economic characteristics similar to one or more of the common stocks in the Russell 2000® Index. The Fund may use derivatives, for example, as a substitute for taking a position in an underlying asset, to manage risk/volatility or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

The Fund normally seeks to remain fully invested. To help stay fully invested, to manage the Fund's liquidity, to reduce transaction costs or for other investment purposes, the Fund may invest in derivative instruments, including stock futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the Russell 2000® Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Fixed Income Funds

PNC Bond Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment-grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment-grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Investment-grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser's view, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Government Mortgage Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund invests in a diversified portfolio of mortgage-related securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions, or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in mortgage-related securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest up to 20% of its assets in other types of investments including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser's view, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

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PNC High Yield Bond Fund

Investment Objective

The Fund seeks a high level of current income along with capital appreciation.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high-yield bonds, which include debt securities of all types. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The term "high yield" is generally understood to describe debt securities that are rated below investment-grade or, if unrated, determined by the Adviser to be of comparable quality ("junk bonds"). The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest in foreign securities, including securities of issuers in emerging markets.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser's view, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Intermediate Bond Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of domestic and foreign investment-grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions, or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment-grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Investment-grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser's view, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Intermediate Tax Exempt Bond Fund

Investment Objective

The Fund seeks to provide high current income while preserving capital.

Principal Investment Strategies

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories, possessions of the United States, the District of Columbia and their political subdivisions, and each of their agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax). A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. Fund dividends may be taxable for state and local income tax purposes. Also, some Fund distributions may be taxable for federal income tax purposes, such as those derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities.

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The Fund primarily invests in investment-grade municipal securities. Investment-grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund may invest up to 10% of its assets in below investment-grade securities, also known as high yield "junk bonds" (generally rated below BBB by S&P or below Baa by Moody's).

PNC Limited Maturity Bond Fund

Investment Objective

The Fund seeks to provide current income as well as preservation of capital.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of investment-grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from one to five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment-grade fixed income securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Investment-grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser's view, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PNC Tax Exempt Limited Maturity Bond Fund

Investment Objective

The Fund seeks to provide a high level of income that is exempt from regular federal income tax as is consistent with relative protection of capital.

Principal Investment Strategies

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio maturity of between one and five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment-grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund may invest up to 10% of its assets in below investment-grade securities, also known as high-yield "junk bonds" (generally rated below BBB by S&P or below Baa by Moody's). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest in derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Total Return Advantage Fund

Investment Objective

The Fund seeks to provide current income as well as capital appreciation.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of investment-grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets in investment-grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest in fixed income securities of any type, including asset-backed securities and mortgage-backed

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securities and obligations of corporate and U.S. government issuers. Investment-grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment-grade or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as "junk bonds". Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser's view, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PNC Ultra Short Bond Fund

Investment Objective

The Fund seeks to provide high current income while preserving capital.

Principal Investment Strategies

The Fund primarily invests in a diversified portfolio of investment-grade securities such as U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities The dollar-weighted average maturity of the Fund's portfolio is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will seek to add value by, among other things, emphasizing market sectors and individual securities that, based on historical yield relationships and the Adviser's judgment, represent attractive opportunities. Normally, all securities purchased by the Fund will be rated investment-grade at the time of purchase, or if unrated, determined by the Adviser to be of comparable quality. Investment-grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser's view, it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Money Market Funds

PNC Advantage Institutional Money Market Fund

Investment Objective

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

Principal Investment Strategies

The Fund invests primarily in a variety of high-quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. The Fund may invest in foreign obligations. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a debt rating in the highest short-term rating category by at least two NRSROs or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by, but not limited to, cash, government obligations, eligible commercial paper or investment-grade fixed income securities and issued by financial institutions such as banks and broker-dealers. Investment-grade fixed income securities are securities rated in one of the four highest rating categories by at least one NRSRO, or if unrated, determined by the Adviser to be of comparable quality. High-quality money market instruments include securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

95

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of

397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

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Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, Maryland 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600

For more information about the Funds, please ask for:

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

To Obtain More Information:

By Internet:

pncfunds.com

By Telephone:

Call 1-800-622-FUND (3863)

By Mail:

PNC Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PS-028-0415

PNC FUNDS

Statement of Additional Information

September 29, 2014, as supplemented April 28, 2015, to add Class T Shares

EQUITY FUNDS

PNC Balanced Allocation Fund — CLASS A (PBAAX)

PNC Balanced Allocation Fund — CLASS C (PBCCX)

PNC Balanced Allocation Fund — CLASS I (PBLIX)

PNC Balanced Allocation Fund — CLASS T (PBTTX)

PNC International Equity Fund — CLASS A (PMIEX)

PNC International Equity Fund — CLASS C (PIUCX)

PNC International Equity Fund — CLASS I (PIUIX)

PNC Large Cap Core Fund— CLASS A (PLEAX)

PNC Large Cap Core Fund— CLASS C (PLECX)

PNC Large Cap Core Fund  — CLASS I (PLEIX)

PNC Large Cap Growth Fund — CLASS A (PEWAX)

PNC Large Cap Growth Fund — CLASS C (PEWCX)

PNC Large Cap Growth Fund — CLASS I (PEWIX)

PNC Large Cap Value Fund — CLASS A (PLVAX)

PNC Large Cap Value Fund — CLASS C (PALVX)

PNC Large Cap Value Fund — CLASS I (PLIVX)

PNC Mid Cap Fund — CLASS A (PMCAX)

PNC Mid Cap Fund — CLASS C (PMFCX)

PNC Mid Cap Fund — CLASS I (PMVIX)

PNC Multi-Factor Small Cap Core Fund — CLASS A (PLOAX)

PNC Multi-Factor Small Cap Core Fund — CLASS I (PLOIX)

PNC Multi-Factor Small Cap Growth Fund — CLASS A (PLWAX)

PNC Multi-Factor Small Cap Growth Fund — CLASS C (PLWCX)

PNC Multi-Factor Small Cap Growth Fund — CLASS I (PLTIX)

PNC Multi-Factor Small Cap Value Fund — CLASS A (PMRRX)

PNC Multi-Factor Small Cap Value Fund — CLASS C (PSVCX)

PNC Multi-Factor Small Cap Value Fund — CLASS I (PMUIX)

PNC Small Cap Fund — CLASS A (PPCAX)

PNC Small Cap Fund — CLASS C (PPCCX)

PNC Small Cap Fund — CLASS I (PPCIX)

FIXED INCOME FUNDS

PNC Bond Fund — CLASS A (PAAAX)

PNC Bond Fund — CLASS C (PFDCX)

PNC Bond Fund — CLASS I (PFDIX)

PNC Government Mortgage Fund — CLASS A (POMAX)

PNC Government Mortgage Fund — CLASS C (PGTCX)

PNC Government Mortgage Fund — CLASS I (PTGIX)

PNC High Yield Bond Fund — CLASS A (PAHBX)

PNC High Yield Bond Fund — CLASS I (PIHBX)

PNC Intermediate Bond Fund — CLASS A (PBFAX)

PNC Intermediate Bond Fund — CLASS C (PIBCX)

PNC Intermediate Bond Fund — CLASS I (PIKIX)

PNC Limited Maturity Bond Fund — CLASS A (PLFAX)

PNC Limited Maturity Bond Fund — CLASS C (PFLCX)

PNC Limited Maturity Bond Fund — CLASS I (PMYIX)

PNC Total Return Advantage Fund — CLASS A (PTVAX)

PNC Total Return Advantage Fund — CLASS C (PTVCX)

PNC Total Return Advantage Fund — CLASS I (PTVIX)

PNC Ultra Short Bond Fund — CLASS A (PSBAX)

PNC Ultra Short Bond Fund — CLASS I (PNCIX)

TAX EXEMPT BOND FUNDS

PNC Intermediate Tax Exempt Bond Fund — CLASS A (PTBIX)

PNC Intermediate Tax Exempt Bond Fund — CLASS C (PITCX)

PNC Intermediate Tax Exempt Bond Fund — CLASS I (PTIIX)

PNC Maryland Tax Exempt Bond Fund — CLASS A (PDATX)

PNC Maryland Tax Exempt Bond Fund — CLASS C (PDACX)

PNC Maryland Tax Exempt Bond Fund — CLASS I (PDITX)

PNC Ohio Intermediate Tax Exempt Bond Fund — CLASS A (POXAX)

PNC Ohio Intermediate Tax Exempt Bond Fund — CLASS C (POXCX)

PNC Ohio Intermediate Tax Exempt Bond Fund — CLASS I (POXIX)

PNC Tax Exempt Limited Maturity Bond Fund — CLASS A (PDLAX)

PNC Tax Exempt Limited Maturity Bond Fund — CLASS I (PDLIX)

MONEY MARKET FUNDS

PNC Government Money Market Fund — CLASS A (PGAXX)

PNC Government Money Market Fund — CLASS I (PKIXX)

PNC Money Market Fund — CLASS A (PEAXX)

PNC Money Market Fund — CLASS C (PECXX)

PNC Money Market Fund — CLASS I (PCIXX)

PNC Tax Exempt Money Market Fund — CLASS A (PXAXX)

PNC Tax Exempt Money Market Fund — CLASS I (PXIXX)

PNC Tax Exempt Money Market Fund — ADVISOR CLASS (PXTXX)

PNC Treasury Money Market Fund — CLASS A (PRAXX)

PNC Treasury Money Market Fund — CLASS I (PDIXX)

TARGET DATE FUNDS

PNC Retirement Income Fund — CLASS I (PDTAX)

PNC Retirement Income Fund — CLASS R (PDTBX)

PNC Retirement Income Fund — CLASS T (PDTKX)

PNC Target 2020 Fund — CLASS I (PDTCX)

PNC Target 2020 Fund — CLASS R (PDTDX)

PNC Target 2020 Fund — CLASS T (PDTLX)

PNC Target 2030 Fund — CLASS I (PDTEX)

PNC Target 2030 Fund — CLASS R (PDTFX)

PNC Target 2030 Fund — CLASS T (PDTPX)

PNC Target 2040 Fund — CLASS I (PDTGX)

PNC Target 2040 Fund — CLASS R (PDTHX)

PNC Target 2040 Fund — CLASS T (PDTNX)

PNC Target 2050 Fund — CLASS I (PDTIX)

PNC Target 2050 Fund — CLASS R (PDTJX)

PNC Target 2050 Fund — CLASS T (PDTOX)

INDEX FUNDS

PNC S&P 500 Index Fund — CLASS A (PIIAX)

PNC S&P 500 Index Fund — CLASS C (PPICX)

PNC S&P 500 Index Fund — CLASS I (PSXIX)

PNC S&P 500 Index Fund — CLASS R4 (PSPEX)

PNC S&P 500 Index Fund — CLASS R5 (PSFFX)

PNC Mid Cap Index Fund — CLASS I (PMCIX)

PNC Mid Cap Index Fund — CLASS R4 (PMCEX)

PNC Mid Cap Index Fund — CLASS R5 (PMCFX)

PNC Small Cap Index Fund — CLASS I (PISCX)

PNC Small Cap Index Fund — CLASS R4 (PESCX)

PNC Small Cap Index Fund — CLASS R5 (PSCFX)

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above investment portfolios (each, a “Fund,” collectively, the “Funds”) of PNC Funds, as may be amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the Prospectuses.  The Prospectuses, PNC Funds’ annual reports to shareholders dated May 31, 2014 (the “2014 Annual Reports”), and PNC Funds’ semiannual reports to shareholders dated November 30, 2014 (the “2014 Semiannual

Reports”) may be obtained without charge, upon request, by calling or writing PNC Funds at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.

Current Prospectuses

•                                          Prospectus dated September 29, 2014 for A and C Shares of the Money Market Funds.

•                                          Prospectus dated September 29, 2014 for I and Advisor Shares of the Money Market Funds.

•                                          Prospectus dated September 29, 2014 for A and C Shares of the Equity Funds (which includes PNC S&P 500 Index Fund).

•                                          Prospectus dated September 29, 2014 for I Shares of the Equity Funds.

•                                          Prospectus dated September 29, 2014 for A and C Shares of the Fixed Income Funds and Tax Exempt Bond Funds.

•                                          Prospectus dated September 29, 2014 for I Shares of the Fixed Income Funds and Tax Exempt Bond Funds.

•                                          Prospectus dated September 29, 2014 for I Shares of the Target Date Funds.

•                                          Prospectus dated September 29, 2014 for R Shares of the Target Date Funds.

•                                          Prospectus dated September 29, 2014 for I Shares of the Index Funds.

•                                          Prospectus dated September 29, 2014 for R4 and R5 Shares of the Index Funds.

•                                          Prospectus dated April 28, 2015 for T Shares of the Balanced Allocation Fund and Target Date Funds.

FINANCIAL STATEMENTS

PNC Funds’ audited financial statements, including the notes thereto, and the reports thereon of Deloitte & Touche LLP, PNC Funds’ Independent Registered Public Accounting Firm, included in the Annual Reports for the periods ended May 31, 2014, are incorporated by reference into this SAI.  No other parts of the 2014 Annual Reports are incorporated by reference. PNC Balanced Allocation Fund’s and the PNC Target Date Funds’ unaudited financial statements, including the notes thereto, included in PNC Balanced Allocation Fund’s and the PNC Target Date Funds’ Semi-Annual Reports for the periods ended November 30, 2014, are incorporated by reference into this SAI. No other part of the November 30, 2014 Semi-Annual Reports are incorporated by reference.

STATEMENT OF ADDITIONAL INFORMATION

This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI.  The information contained in this SAI expands upon matters discussed in the Prospectuses.  No investment in shares of a Fund should be made without first reading the Prospectus for such Fund.

PNC Funds (the “Trust”), formerly known as “Allegiant Funds,” is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust also known as “Allegiant Funds” that  was organized on January 28, 1986.  The Trust is a series of funds authorized to issue separate classes or series of shares of beneficial interest (each herein referred to as a “Fund,” and collectively as the “Funds”).  The Funds are registered as open-end management investment companies.  Each Fund other than the Maryland Tax Exempt Bond Fund and Ohio Intermediate Tax Exempt Bond Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Maryland Tax Exempt Bond Fund and Ohio Intermediate Tax Exempt Bond Fund is a non-diversified investment company under the 1940 Act.

The Maryland Tax Exempt Bond and the Tax Exempt Limited Maturity Bond Funds commenced operations on February 8, 2010 upon the closing of the reorganization between the former series of PNC Funds, Inc. into certain Funds of the Trust.

ADDITIONAL INFORMATION FOR THE FUNDS

Additional Information on Fund Management

Further information on the management strategies, techniques, policies and related matters concerning PNC Capital Advisors, LLC (the “Adviser”), the investment adviser to the Funds, and Polaris Capital Management, LLC, (“Polaris” or “Sub-Adviser”), the sub-adviser to PNC International Equity Fund, may be included from time to time in advertisements, sales literature, communications to shareholders and other materials.

The Advisory Agreement between the Trust, with respect to all Funds included herein, other than the Target Date Funds (as defined below), PNC Mid Cap Index Fund and PNC Small Cap Index Fund, and the Adviser became effective as of January 4, 2010 and was amended with respect to the Target Date Funds on September 28, 2012, and was further amended with respect to PNC Mid Cap Index Fund and PNC Small Cap Index Fund on December 30, 2013 (the “Advisory Agreement”).  Prior to September 29, 2009, Allegiant Asset Management Company (“Allegiant”) served as investment adviser of the Funds.  On September 29, 2009, Allegiant merged with PNC Capital Advisors, Inc., its affiliate, to form the Adviser (the “Merger”).  The Adviser is an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”).  PNC acquired Allegiant through the merger of National City Corporation and PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Adviser.

The Advisory Agreement between the Trust, with respect to PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund (collectively, the “Target Date Funds”), and the Adviser became effective as of September 28, 2012 (the “Target Date Funds Advisory Agreement”).

The Advisory Agreement between the Trust, with respect to PNC Mid Cap Index Fund and PNC Small Cap Index Fund (together, the “New Index Funds”), and the Adviser became effective as of December 30, 2013 (“New Index Funds Advisory Agreement”).

Additional Information About PNC Mid Cap Index Fund, PNC S&P 500 Index Fund and PNC Small Cap Index Fund (the “Index Funds”)

Under normal circumstances, PNC Mid Cap Index Fund will invest 80% of the value of its net assets plus any borrowings for investment purposes in securities or investments whose returns are based on the performance of a company or companies represented in the S&P MidCap 400® Index.  Under normal circumstances, the Fund will principally invest in stocks included in the S&P MidCap 400® Index in approximately the same relative proportion as those stocks are represented in the S&P MidCap 400® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P MidCap 400® Index.

Under normal circumstances, PNC S&P 500 Index Fund invests substantially all, but in no event less than 80%, of the Fund’s net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index.  The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.  The vast majority of the Fund’s assets will normally be invested in stocks included in the S&P 500® Index in approximately the same relative proportion as those stocks are represented in the S&P 500® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P 500® Index.

Under normal circumstances, PNC Small Cap Index Fund will invest 80% of the value of its net assets plus any borrowings for investment purposes in securities or investments whose returns are based on the performance of a company or companies represented in the Russell 2000® Index. Under normal circumstances, the Fund will principally invest in stocks included in the Russell 2000® Index in approximately the same relative proportion as those stocks are represented in the Russell 2000® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the Russell 2000® Index.

The Index Funds may use derivatives as a substitute for taking a position in an underlying asset, to manage risk/volatility or as part of a hedging strategy.

The Index Funds may acquire derivative instruments designed to replicate the performance of their respective benchmarks.  The Index Funds are not required to buy or sell securities solely because the percentage of their assets invested in index stocks changes when the market value of its holdings increases or decreases.  In addition, the Index Funds may omit or remove an index stock from their portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.  With respect to the remaining portion of its net assets, each Index Fund may hold temporary cash balances which may be invested in, among other things, U.S. government obligations and money market investments.  In extraordinary circumstances, an Index Fund may exclude a stock listed on its respective benchmark from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective.  The Index Funds also may enter into repurchase agreements, reverse repurchase agreements, and lend their portfolio securities.

Each Index Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of its respective benchmark of at least 95% before deduction of operating expenses.  A correlation of 100% would indicate perfect correlation, which would be achieved when a Fund’s net asset value (“NAV”), including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective benchmark.  An Index Fund’s ability to correlate its performance with its respective benchmark, however, may be affected by, among other things, changes in securities markets, the manner in which S&P or Russell, as applicable, calculates the index, and the timing of purchases and redemptions.  The Index Funds intend to actively rebalance their portfolios to achieve high correlation of performance with their respective benchmarks.  To reduce transaction costs and minimize shareholders’ current capital gains liability, an Index Fund’s investment portfolio will not be automatically rebalanced in every instance to reflect changes in the respective benchmark.

The inclusion of a security in the S&P 500® Index in no way implies an opinion by S&P as to its attractiveness as an investment.  The common stock of PNC, which as noted above is the indirect parent company of the Adviser, and BlackRock, an affiliate of PNC, are included in the S&P 500® Index.  Like the other stocks in the S&P 500® Index, PNC S&P 500 Index Fund will normally invest in the common stock of PNC and its affiliates in approximately the same proportion that common stock of PNC and its affiliates represents in the S&P 500® Index.

PNC S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, a division of McGraw-Hill Companies, Inc.   S&P makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in securities generally or in this fund particularly or the ability of the S&P 500® Index to track general stock market performance.  S&P’s only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund.  S&P has no obligation to take the needs of the Licensee or the owners of PNC S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for, and has not participated in, the determination of the price and amount of PNC S&P 500 Index Fund shares or the timing of the issuance or sale of such Fund shares or in the determination or calculation of the equation by which such Fund shares are to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of PNC S&P 500 Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF PNC S&P 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Additional Information About PNC Bond, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds

Up to 20% of the value of each of the Bond, Intermediate Bond, and Limited Maturity Bond Funds’ assets may be invested in preferred stocks and other investments. Although the Total Return Advantage Fund normally invests substantially all of its assets in investment-grade debt securities, it may invest up to 20% of its net assets in preferred stock and other investments, including but not limited to, securities rated below investment-grade or, if unrated, determined by the Adviser to be of comparable quality (commonly referred to as “junk bonds”).

Additional Information About PNC Government Mortgage Fund

The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization (“NRSRO”) or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers’ acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements.  The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

Additional Information About PNC High Yield Bond Fund

The Fund may invest up to 25% of its assets at the time of purchase in foreign securities, including securities of issuers in emerging markets.  Securities of Canadian issuers are not subject to this limitation.  While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

Additional Information About PNC Ultra Short Bond Fund

The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration.  By maintaining an average duration that will not exceed 18 months under normal circumstances, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.  The Fund’s duration may vary outside this range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates.  It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security.  Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration.  Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of one year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%.  An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%.  By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.  While serving as a good estimator of prospective returns, effective duration is an imperfect measure and does not reflect other factors that may affect the value of an investment, such as market risk and credit risk.

Special Considerations — Tax Exempt Bond Funds

Although each Fund’s average weighted maturity will vary in light of current market and economic conditions or if deemed appropriate for temporary defensive purposes, the comparative yields on instruments with different maturities, and other factors, the Funds anticipate that they will generally maintain a dollar-weighted average portfolio maturity of three to ten years, with the exception of the Tax Exempt Limited Maturity Bond Fund, which will normally maintains a dollar-weighted average portfolio maturity of one to five years.

For temporary defensive or liquidity purposes when, in the opinion of the Funds’ Adviser, Maryland Municipal Securities (investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from federal income taxes, federal alternative minimum tax and Maryland state and local income taxes), and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal personal income taxes), or Limited Maturity Municipal Securities (municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax) of sufficient quality, as the case may be, are not readily available, the Maryland Tax Exempt Bond, Ohio Intermediate Tax Exempt Bond, and Tax Exempt Limited Maturity Bond Funds may invest up to 100% of their assets in other municipal securities and in taxable securities.  During periods in which a Fund is so invested, the Fund may not achieve its investment objective and may generate income that is subject to federal, state, or local income taxes.

Each of the PNC Maryland Tax Exempt Bond and Ohio Intermediate Tax Exempt Bond may also purchase Maryland Municipal Securities and Ohio Municipal Securities, respectively, which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust’s Board of Trustees.

Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods.  Uninvested cash reserves will not earn income.

Each Fund may invest in other investments as described below under “Additional Information About Portfolio Investments” including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.  The Funds may not lend their portfolio securities.

Each of the PNC Maryland Tax Exempt Bond and Ohio Intermediate Tax Exempt Bond is classified as a “non-diversified” portfolio, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Nevertheless, each Fund intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code requires that, at the end of each quarter of a fund’s taxable year, (i) at least 50% of the market value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).  Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio.  Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based NAV per share of the non-diversified portfolio to greater fluctuations.  In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives.

Although (i) all of the Tax Exempt Bond Funds may invest 25% or more of their respective net assets in Municipal Securities (obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and each of their political subdivisions, agencies, instrumentalities and authorities, the interest on which is exempt from regular federal income tax), the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Intermediate Tax Exempt Bond and Intermediate Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, and (iii) the Intermediate Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state, the Funds do not presently intend to do so unless the investment is determined by the Adviser in its discretion to be attractive relative to other available investment opportunities.  To the extent that a Fund’s assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

See “Municipal Securities” and “Special Considerations Regarding Investment in Municipal Securities” below.

Distributions paid by PNC Maryland Tax Exempt Bond Fund which are derived from interest properly attributable to Maryland Municipal Securities will generally be exempt from regular federal income tax and Maryland personal income tax.  Distributions derived from interest on municipal securities of other governmental issuers will generally be exempt from regular federal income tax but may be subject to Maryland personal income tax.  Distributions paid by PNC Ohio Intermediate Tax Exempt Bond Fund which are derived from interest properly attributable to Ohio Municipal Securities will generally be exempt from regular federal income tax and Ohio personal income tax.  Distributions derived from interest on Municipal Securities of other governmental issuers will generally be exempt from regular federal income tax but may be subject to Ohio personal income tax. See “Additional Information Concerning Taxes.”

Additional Information for the Taxable Money Market Funds

PNC Government Money Market Fund, PNC Money Market Fund and PNC Treasury Money Market Fund are each currently rated by S&P and approved by the National Association of Insurance Commissioners (“NAIC”).

Special Risk Considerations — Tax Exempt Money Market Funds

Although PNC Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the PNC Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless the investment is determined by the Adviser in its discretion to be attractive relative to other available investment opportunities. In addition, although the PNC Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless, the investment is determined by the Adviser in its discretion to be attractive relative to other available investment opportunities.  To the extent that a Fund’s assets are invested in Municipal Securities that are payable from the revenues of similar projects, issued by issuers located in the same state, or invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

Disclosure of Portfolio Holdings

In accordance with the Trust’s policies and procedures, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) is responsible for dissemination of information about the Funds’ portfolio securities.  The Trust, its co-administrators (the Adviser and BNY Mellon Investment Servicing, together the “Co-Administrators”) and Adviser (together with the Co-Administrators, the “Service Providers”) may only disclose information concerning securities held in the Trust’s portfolios under the following circumstances:

(i)                                     Within fifteen business days following the end of each calendar month, BNY Mellon Investment Servicing shall post all securities held by each of the Trust’s Equity, Index, Fixed Income, Tax Exempt Bond and Target Date Funds’ portfolios as of the most recent month-end, together with each security’s percentage of total net assets of the portfolio, on the Trust’s website (excluding the PNC Small Cap, Multi-Factor Small Cap Value, Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds (collectively, the “Small Cap Funds”)).

(ii)                                  Within fifteen business days following the end of each calendar month, BNY Mellon Investment Servicing shall post the securities held by each of the Small Cap Funds as of one month prior to the most recent month end, together with each security’s percentage of total net assets of the portfolios on the Trust’s website.

(iii)                               Within five business days following the end of each calendar month, BNY Mellon Investment Servicing shall post the securities held by each of the Trust’s Money Market Funds’ portfolios as of the most recent month end, together with each security’s percentage of total net assets of the portfolios on the Trust’s website.

(iv)                              As required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR, N-Q and N-MFP or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Each of the Trust’s Service Providers is required to keep the Funds’ portfolio information confidential either pursuant to its agreement with the Trust or because of the nature of its relationship to the Trust.  In the event that the Trust or a Service Provider discloses the Trust’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential in accordance with a confidentiality agreement and shall not trade on such information.

Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust’s portfolio securities.

With respect to the monthly disclosure of portfolio holdings on the Trust’s website, as previously discussed, BNY Mellon Investment Servicing is authorized to prepare and post to the Trust’s website its portfolio holdings and is also responsible for routine portfolio holdings disclosure to third-party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization.  BNY Mellon Investment Servicing may provide the Trust’s portfolio securities holdings to any individual or entity, including ratings and rankings organizations, at the same time it is filed with the Securities and Exchange Commission (“SEC”) or one day after the information is provided on the Trust’s website.

BNY Mellon Investment Servicing may disclose the Trust’s non-public portfolio securities holdings (holdings not yet filed with the SEC or provided on the Trust’s website) as part of the normal investment activities of the Trust to the following third-party service providers that, by explicit agreement or by virtue of their respective duties to the Trust, are required to maintain the confidentiality of the information disclosed:  the investment adviser; sub-adviser; underwriter; co-administrators; independent auditor; proxy voting agent (ISS); fund accountants; pricing agents (Interactive Data Pricing and Reference Data, Inc., Thomson Reuters Markets, LLC and Bloomberg L.P.); custodian; securities lending agent (Brown Brothers Harriman & Co.); counsel to the Fund or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

BNY Mellon Investment Servicing, as authorized by the Trust’s President, Vice President, Treasurer, CCO or the Adviser’s President, may also disclose the Trust’s non-public securities holdings to non-service provider third parties and third-party service providers for legitimate business purposes including, but not limited to, disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to a rating or ranking organization; or disclosure of investment models that mirror a portfolio’s holdings to investment professionals in a one-on-one context if such model disclosure is subject to trade rotation with the applicable portfolio it mirrors.  Such non-service provider third parties and third-party service providers must enter into a written agreement in a form acceptable to the Trust and its counsel in which the third party agrees to: (a) limit the use of the non-public portfolio securities holdings to the approved “legitimate business purpose;” (b) keep the non-public portfolio securities holdings confidential; and (c) provide that employees of the third party shall not trade based upon that information in accounts in which they have a beneficial interest.

In order to ensure that the disclosure of the Trust’s portfolio securities is in the best interests of the Trust’s shareholders and to avoid any potential or actual conflicts of interest with BNY Mellon Investment Servicing, the Adviser, the Trust’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust’s portfolio securities for any non-routine but legitimate business purposes shall be approved by the Trust’s President, Vice President, Treasurer, CCO, or the Adviser’s President in advance of such disclosure.  This requirement shall not apply to the disclosure of the Trust’s portfolio securities to the Trust’s existing service providers of auditing, custody, proxy voting and other services to the Funds in connection with the provision of their services to the Trust, or as otherwise provided herein.

The Board shall receive quarterly reports stating whether disclosures were made concerning the Trust’s portfolio holdings in contravention of its policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

In its capacity as investment adviser to the Funds, the Adviser and its personnel will have access to detailed, real-time information regarding the Funds’ portfolio holdings.  The Adviser also acts as investment adviser to the Target Date Funds that may invest in other PNC Funds as a matter of their principal investment strategies or otherwise.   Although the Adviser and some or all of its investment personnel will have knowledge of each Fund’s portfolio holdings, including information that may not be available to the public, the Adviser generally makes investment decisions regarding the Target Date Funds’ investments based on long-term considerations using principles of asset allocation.  Additionally, the Adviser’s personnel are subject to policies and procedures that are designed to prevent the misuse of material non public information.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Trust. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and may not by itself represent a balanced investment program.

Prospective investors should consider the following risks. Because the following is a combined description of the risks associated with investing in the Funds, your Fund may not be subject to certain of the risks described below. Please see your Fund’s Prospectus and this SAI for more information on the principal risks and investment strategies associated with your Fund.

Active Trading Risk.  If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund’s shareholders.  Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund’s shareholders.

Allocation Risk.  The Funds are subject to the risk that the Adviser’s asset allocation decisions will not anticipate market trends successfully.  For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital.  Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.  The Adviser’s allocation decisions may be based, in part, on the historical performance of certain asset classes.  The historical performance of an asset class may not indicate how it will perform in the future and may cause the Adviser to allocate a Fund’s assets in a manner that is less than optimal and may cause a Fund to fail to meet its investment objective.

Balanced Allocation Risk. Funds that invest directly in equity and fixed income securities will be subject to the risks associated with these securities. For the risks associated with investing in equity securities, see “Market Risk” below. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. A Fund’s investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that investment-grade fixed income securities may underperform other segments of the fixed income market or the fixed income or equity markets as a whole.  Investments in high-yield, lower-rated securities (“junk bonds”) involve greater risk than investments in investment-grade securities, see “High-Yield Bond Risk” below.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity.  These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest-capitalization company stocks, which can reduce their selling prices.  Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies.  As a result, the values of mid-cap company stocks may be more volatile than those of larger companies.

Commodity Risk.  The Funds’ investments in commodities or commodity-linked instruments may expose such Funds to greater volatility than investments in traditional securities.  Certain Funds may invest directly in commodities, including, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and other commodities.  Such Funds may also invest in commodities indirectly by investing in derivatives or other financial instruments where the reference asset is a commodity or commodity index, by investing in pooled investment vehicles that hold commodities, or by investing in companies that engage in, for example, the exploration for, processing of, or commercialization of commodities.  The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund’s securities to be more volatile or to decline in value significantly.  In addition, political, economic and other conditions in a limited number of commodity-producing countries, including emerging markets, may have a direct effect on the market value of commodities and the companies that engage in related businesses. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Substantially all the natural resources or related companies in which a Fund may invest could be located in foreign countries, including emerging markets, and the related companies may be small-capitalization companies.  The Funds could incur, directly or indirectly, storage costs for bullion and coins.

A Fund’s ability to invest directly or indirectly in natural resources, precious metals and other commodities, in financial instruments related to such assets, and in certain exchange traded funds (“ETFs”) and other pooled investment vehicles investing in such assets or in instruments related to such assets, may be significantly limited by the Fund’s intention to qualify for federal tax purposes as a “regulated investment company,” and may bear on the Fund’s ability to so qualify.  See “Tax Risk” below.

To the extent a Fund invests in a subsidiary to gain exposure to commodity instruments, the Fund will bear additional risks.  Such a vehicle will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act.  Commodity Futures Trading Commission (“CFTC”) rules, or other regulatory initiatives, could subject such a vehicle, the Funds and/or the Adviser to additional requirements and could affect a Fund’s ability to use a subsidiary to pursue its investment strategies.  Changes in applicable law could negatively affect the Funds and their shareholders.

Country Risk. From time to time, a Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Credit/Counterparty Risk.  The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to a Fund.  If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall.  Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources.  No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities.  Securities of distressed issuers include both debt and equity securities.  Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.  Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful.  An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund’s ability to sell these securities.

Currency Risk.  To the extent that a Fund invests directly in foreign currencies or in securities that trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency.

Currency rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, governmental or institutional intervention (or lack thereof) or the imposition of currency controls or other political developments.  As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.  Currency risk may be especially high if a Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging or frontier market countries, which may give rise to market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Derivatives Risk.  Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures.  Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies.  A small investment in derivatives could have a potentially large impact on a Fund’s performance.  The use of derivatives involves risks different from the risks associated with investing directly in the reference asset.  Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by a Fund and the value of the reference asset.  The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions.  The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.  Generally speaking, some derivatives are “leveraged” and, therefore, may magnify or otherwise increase investment losses to a Fund, as even a small investment in derivatives can have a significant impact on a Fund’s exposure to, among other things, securities’ market values, interest rates or currency exchange rates.  A Fund’s use of derivatives may also affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders.  If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the reference asset. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Other risks arise from the potential inability to terminate or sell derivatives positions.  A liquid secondary market may not always exist for a Fund’s derivatives positions at any time.  In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument.  Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security.  In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred.  If no default occurred, the Fund would keep the stream of payments.  Writing credit default swaps effectively adds leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent.  Those risks may include: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Focused Investment Risk.  To the extent that a Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign (Non-U.S.) Investment Risk.  Investments in securities of foreign companies, including foreign banks or foreign branches of U.S. banks, or governments can be more volatile than investments in U.S. companies or governments.  Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries, or may at times subject such foreign countries to sanctions from the U.S. government, other foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such foreign countries.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments.  Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.  In some foreign markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it may not have in the U.S. with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. In addition, financial institutions serving as custodians in foreign jurisdictions may be less financially stable and/or have less effective controls than financial institutions operating as custodians in the U.S.  Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers.  The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default.  Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.  Some foreign governments levy withholding or other taxes in respect of foreign securities.  Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund’s yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•                  The value of a Fund’s assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•                  A Fund may incur substantial costs in connection with conversions between various currencies;

•                  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•                  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts.  Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository.  Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

High-Yield Bond Risk.  Investments in high-yield, lower-rated securities (“junk bonds”) involve greater risk than investments in investment-grade securities. Such risks include:

•                  A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB or higher by Standard and Poor’s Ratings Services (“S&P”) or Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”)) due to changes in the issuer’s creditworthiness or economic conditions.

•                  The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market.  This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•                  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer’s ability to make principal and interest payments.

•                  Market prices for junk bonds may be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth.  Thus, prices for junk bonds may move more independently of interest rates than the overall bond market.

•                  The market for junk bonds may be adversely affected by legislative and regulatory developments.

•                  Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue.  Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain.  In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund’s interests.

Index Tracking Risk.  A Fund’s return may not match the return of its index for a number of reasons.  For example, a Fund incurs a number of operating expenses not applicable to the index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the index.  The Fund will also have to incur transaction costs and adjust its portfolio in connection with raising cash to meet redemptions or deploying cash in connection with new subscriptions.  In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the index as would be the case if the Fund merely purchased all of the securities in the index in the precise proportions in which they are represented in such index.  The Fund may not be able to invest in certain securities included in the index, or invest in them in the exact proportions in which they are represented in the index, due to legal restrictions, limitations or a lack of liquidity in markets in which such securities trade.

To the extent the Fund calculates its NAV per share based on fair value prices or prices that differ from those used in calculating the index, the Fund’s ability to track the index may be adversely affected. The need to comply with the tax diversification and other requirements of the Code to qualify as a regulated investment company may also impact the Fund’s ability to replicate the performance of the index. In addition, if the Fund utilizes depositary receipts and derivative instruments as part of its investment strategies, the Fund’s return may not correlate as well with the returns of the index as would be the case if the Fund purchased all the securities in the index directly, especially if the Adviser’s judgments as to the correlation between the performance of the depositary receipts or derivative instruments and the performance of components of the index proves incorrect.

Unlike with an actively managed fund, the Adviser does not normally use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline.  Accordingly, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Inflation-Indexed Security Risk.  Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services.  The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  A Fund’s income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions from its investments in more traditional fixed income securities.

If a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  Additionally, if a Fund purchases inflation-indexed securities in the secondary market whose price has been adjusted upward due to real interest rates decreasing, the Fund may experience a loss if real interest rates subsequently increase.  Other than certain inflation-indexed securities issued by the U.S. Government, the principal value and interest payments of inflation-indexed securities are not guaranteed.

Any increase in principal value of inflation-indexed securities caused by an increase in the index to which they are tied is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time.  As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements for treatment as a regulated investment company and to eliminate any Fund-level tax liability under the Code.

Inflation-indexed securities are tied to indices that are calculated based on the rates of inflation for prior periods and there is typically a lag between the time that inflation occurs in the economy and when it is factored into valuations of inflation-indexed securities.  There can be no assurance that such indices will accurately measure the real rate of inflation or that the values of inflation-indexed securities will accurately reflect the real rate of inflation in the prices of goods and services.  In periods of deflation, a Fund may not earn any income from its investments in inflation-indexed securities, and the principal value of such inflation-indexed securities may decline.

Interest Rate Risk.  The value of a debt security typically changes in the opposite direction from a change in interest rates.  When interest rates go up, the value of a debt security typically goes down.  When interest rates go down, the value of a debt security typically goes up.  Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.  The dividend yield paid by the Money Market Funds will vary with, among other things, changes in short-term interest rates.  The Money Market Funds’ yields could decline due to falling interest rates.  Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Investment Company Risk.  Certain of the Funds may invest in shares of other investment companies, including ETFs.  To the extent that a Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF.  ETFs and closed-end investment companies may trade at a price below their NAV.  The Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities or in investment companies sponsored or managed by others.

IPO Risk. An IPO is a company’s first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser’s IPO allocation decisions may be more or less advantageous to the Fund.

Issuer Risk.  The value of a Fund’s investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Large Shareholder Risk.  A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts, including funds or accounts advised or sponsored by the Adviser. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of a Fund’s shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. In addition, a conflict of interest may exist for the Adviser when determining whether certain funds the Adviser advises will invest (or remain invested) in certain other funds, including the Funds, for example, because the Adviser may receive a higher asset-based fee for managing a fund that it does for managing other funds. The Adviser may try to minimize these potential adverse effects, although there can be no assurance that such actions will be taken or successful. The Adviser generally seeks to act in each Fund’s best interests, but, in doing so, its investment decisions or other decisions may adversely affect other Funds.

Leverage Risk.  Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions.  Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices.  Leveraging, including borrowing, may cause a Fund’s performance to be more volatile than if the Fund had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities (or the value of the underlying funds).  Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell.  Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities.  A Fund’s investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.  Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.  In such cases, a

Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.  To the extent that a Fund invests in foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have greater exposure to liquidity risk.

Limited Operating History Risk. A newly formed Fund has no or a limited operating history for investors to evaluate. A newly formed Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If a newly formed Fund fails to achieve sufficient scale, it may be liquidated.

Management Risk.  The Funds are subject to management risk because they are actively managed.  The Adviser and, for the Target Date Funds, the Asset Allocation Committee (the “Committee”), will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired outcome.  Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.  This risk may be especially heightened for the Target Date Funds as compared to other investment companies because these Funds have an especially long time horizon and it may be accordingly more difficult for the Adviser to anticipate and/or manage the consequences of certain events, such as market disruptions, changes in rates of inflation, significant geopolitical and economic events, and significant legal, tax and regulatory changes, successfully during the Fund’s investment time horizon.  Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

Market Risk.  Market risk is the risk that securities prices will fall over short or extended periods of time.  Historically, the securities markets have moved in cycles, and the value of a Fund’s securities may fluctuate from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may decline in response.  Each Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies.  The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Risk Considerations” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity.  During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.  Securities may be difficult to value during such periods.

Mid-Cap Company Risk. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, mid-cap company stocks may be more volatile than those of larger companies.

Money Market Fund Risk.  There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times.  Factors that could adversely affect the value of a money market fund’s shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund.  In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the PNC money market funds, potentially jeopardizing the stability of their NAVs. Certain other money market funds have in the past failed to maintain stable NAVs and there can be no assurance that such failures and resulting redemption pressures will not impact the PNC money market funds in the future.  A decline in interest rates can reduce a money market fund’s yield even if a Fund is able to maintain a $1.00 per share NAV.   The Adviser and its affiliates are under no obligation to support the share price or yield of the PNC money market funds.

In July 2014, the SEC adopted amendments to its rules governing the operation of money market funds. The new rules will require, among other things, certain money market funds to cease using the amortized cost method to value their shares and to cause transactions in shares of these funds to be effected using the fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00) (together, such amendments the “floating NAV amendments”).  The floating NAV amendments are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund’s portfolio securities.  Certain funds, such as those that only offer their shares to natural persons and those that invest almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government, are not subject to the floating NAV amendments.

The SEC also adopted amendments that would permit the board of trustees of a money market fund to impose a liquidity fee of up to 2% of a shareholder’s redemption request (any such fee a “temporary liquidity fee”) and/or suspend redemptions for a period of up to ten days in certain circumstances.  The rule amendments require the imposition of a temporary liquidity fee whenever 90% or more of a money market fund’s portfolio is comprised of assets that are other than cash, direct obligations of the U.S. government or securities that convert into cash within one week, unless the fund’s board of trustees determines that such a fee is not in the fund’s best interests (such provision, the “required temporary liquidity fee provision”).

The amendments described above are expected to become effective on or about October of 2016.  The Adviser and the Boards of Trustees of PNC Funds and PNC Advantage Funds (the “Board”) are in the process of evaluating the rule amendments.  The Adviser does not expect at this time that the floating NAV amendments and the required temporary liquidity fee provision will apply to PNC Government Money Market Fund and PNC Treasury Money Market Fund.  The Adviser may propose, and the Board may consider, certain strategic alternatives that may limit the application of the floating NAV amendments and the required temporary liquidity fee provision to other PNC money market funds, but there can be no assurance that your investment in one or more of the PNC money market funds will not be adversely affected by the amendments described above or by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

The SEC has proposed a number of additional amendments to the regulations governing money market funds.  Those proposed amendments include the removal of references to ratings provided by NRSROs within the portions of the regulations that define the universe of eligible investments for money market funds.   The SEC has proposed that each money market fund’s universe of eligible investments be limited to securities that the fund’s board of directors (or the board’s delegate) determines present minimal credit risks, which determination includes a finding that the security’s issuer has an exceptionally strong capacity to meet its short-term obligations.   Although the SEC has stated that the proposed amendments are designed to preserve the current degree of risk limitation in the regulations governing the operation of money market funds, there can be no assurances that, if adopted, the proposed amendments will not adversely affect the operations of, performance of, or market for, money market funds, including the PNC money market funds.

Mortgage-Related and Other Asset-Backed Risk.  Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments.  Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility.  This is known as extension risk.  In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.  A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s portfolio manager(s) and the Adviser’s analysts. Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other government entities. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project for payment of interest and principal rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly.

The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than other fixed income securities. In addition, the municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by a Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Certain municipal securities may be or become highly illiquid, making them difficult to value or dispose of at favorable prices. Illiquidity may be exacerbated from time to time by market or economic events. When a Fund invests a portion of its assets in bonds that are insured by private insurers, the credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer’s ability or perceived ability to meet its obligations.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates.  Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate.  The level of interest rates and other factors affect the frequency of such prepayments.  In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities.  The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result.  In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities.  This leads to the risk that a Fund may lose any potential price appreciation above the bond’s call price, and have to reinvest the proceeds from prepayments at lower interest rates.

Real Estate Risk.  Certain Funds may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate investment trust (“REIT”) or in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Repurchase Agreement Risk. Under a repurchase agreement, a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. If the seller defaults or otherwise becomes unable to honor a financial obligation, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Short Sale Risk.  When a Fund sells a security short, it may sell a security that it does not own with the intention of purchasing the same security in the future at a lower price.  A Fund may also take a short position through a forward commitment or a short derivative position, such as through a futures contract or swap agreement.  If the price of the security sold short or the reference asset of the derivative instrument increases before the transaction is closed, the Fund will typically incur a loss equal to the amount the price of the underlying security or reference asset increases plus any premiums and/or interest paid to the third party.  Therefore, short sales may exaggerate losses, and the Fund may potentially lose more money than the actual cost of the investment.  A Fund’s potential loss on certain short sale transactions is theoretically unlimited.

Single State Risk. Certain Funds focus on investments in securities of issuers located in Maryland or Ohio, which leaves such Funds subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if their assets were not so concentrated. In addition, a Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

Small Company Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies.  It may be difficult to obtain reliable information and financial data on such companies.  In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment.  Smaller companies also may have difficulty withstanding competition from larger companies within their industries.  If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.  Small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest-capitalization company stocks, which can reduce their selling prices.

Tax Risk. A Fund’s ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments, or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund’s intention to qualify as a regulated investment company under the Code.  If a Fund does not appropriately limit such investments, or if such investments (or the income earned on such investments) are recharacterized for U.S. federal tax purposes, the Fund’s status as a regulated investment company may be jeopardized. If a Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See “Additional Information Concerning Taxes” below.

With respect to Funds that invest in municipal securities, distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Distributions of income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Interest on certain municipal securities that is exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative income tax purposes.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

Additional Information About the Funds’ Investments

The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Funds in the Prospectuses.  A Fund (other than a Money Market Fund) with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.  The 80% investment requirement generally applies at the time a Fund purchases securities.  In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Money Market Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short-term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes.

The list of securities and instruments described below is not intended to be an exclusive list of securities, instruments and practices for investment.  Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the applicable Prospectus, in the section “Investment Limitations and Restrictions” in this SAI or under applicable law, each Fund may engage in each of the strategies and invest in each of the securities and instruments listed below.  The Adviser or Sub-Adviser may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security.  Investments are not limited to the categories listed below, or the securities specifically enumerated under each category.  A Fund is not required to engage in a particular transaction, or invest in any security or instrument, even if to do so might benefit the Fund.  The Adviser or Sub-Adviser may invest in some securities under a given category as a primary strategy, and in other securities under the same category as a secondary strategy.  The Adviser or Sub-Adviser may invest in any security that falls under the specific category, including securities that are not listed below.

Ratings Criteria

With the exception of the Government Money Market, Money Market and Treasury Money Market Funds, investment-grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by at least one of Moody’s (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), Fitch, Inc. (“Fitch”) (AAA, AA, A and BBB) or,  Dominion Bond Rating Service Limited (“DBRS”) (AAA, AA, A and BBB) or, if unrated, which are determined by the Adviser (or Sub-Adviser) to be of comparable quality pursuant to guidelines approved by the Board.  Debt securities rated in the lowest investment-grade debt category (Baa by Moody’s or BBB by S&P, Fitch or DBRS) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.  The High Yield Bond Fund will invest primarily in debt securities rated below investment-grade (i.e., “junk bonds”).  The Balanced Allocation, Bond, Maryland Tax Exempt Bond, Tax Exempt Limited Maturity Bond, Total Return Advantage, and Target Date Funds may also invest in junk bonds.  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment-grade, the Adviser (or Sub-Adviser) will consider whether the Fund should continue to hold the security.

Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by S&P, Fitch, Moody’s and DBRS for securities which may be held by the Funds.

Eligible Securities

The Money Market Funds may purchase “eligible securities” (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board.  Eligible securities generally include:  (1) securities that are rated by two or more NRSROs (or the only NRSRO which has issued a rating) in the rating categories described below for short term debt securities; (2) securities that have no short-term rating, if the issuer has other outstanding short-term obligations that are comparable in priority and security as determined by the Adviser in accordance with procedures adopted by the Board (“Comparable Obligations”) and that have been rated in accordance with (1) above; (3) securities that have no short-term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by an NRSRO; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable SEC regulations.  The Government Money Market, Money Market and Treasury Money Market Funds may purchase securities that are rated in the highest rating category for short-term debt securities.  The Tax Exempt Money Market Funds may purchase securities that are rated in one of the two highest rating categories for short-term debt securities.  Securities issued by a money market fund and securities issued by the U.S. government may constitute eligible securities if permitted under applicable SEC regulations and the Trust’s procedures.

Liquidity, Maturity and Quality

The Money Market Funds must hold securities sufficiently liquid to meet reasonably foreseeable redemptions.  At least 30% of the assets of each Money Market Fund must be in cash, direct obligations of the U.S. government, and certain other government securities issued at a discount with remaining maturities of 60 days or less or securities that convert or mature into cash within five business days.  With respect to the taxable Money Market Funds, at least 10% of assets must be in cash, direct obligations of the U.S. Government, or securities that convert or mature into cash within one business day.

Each Money Market Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 60 days and so that the weighted average life of all instruments held by it will not exceed 120 days.  Each Money Market Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the 1940 Act, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features.

While the Money Market Funds do not generally invest in “second tier securities” (as defined by Rule 2a-7 under the 1940 Act), in the event that they do so, (1) investments in second tier securities cannot exceed 3% of a Fund’s assets; (2) investments in second tier securities issued by any single issuer or conduit obliger cannot exceed ½ of 1% of a Fund’s total assets; (3) a Fund cannot invest in second tier securities that have maturities in excess of 45 days; and (4) investments in second tier securities cannot exceed 2.5% for any individual demand feature or guarantee provider.

Real Estate Securities

Each of the Equity Funds, Fixed Income Funds, Index Funds and Target Date Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, mortgage-related securities, including mortgage-backed securities and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs.  In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended.  Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects as well as interest rate risk.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain the exemption from the 1940 Act.  A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which the Fund invests.

REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests.  A REIT is not taxed on income timely distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be designated as a return of capital for federal income tax purposes.  See “Additional Information Concerning Taxes.”

Variable and Floating Rate Instruments

Each Fund may purchase variable and floating rate obligations.  Variable rate securities provide for specific periodic adjustment in the interest rate; floating rate securities have interest rates that change when there is a change in a designated benchmark rate or the issuer’s credit quality.  Certain variable and floating rate obligations that are direct lending arrangements between a Fund and the issuer may not trade in an active secondary market.  Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal (subject, in some cases, to conditions) and accrued interest at a time specified in the instrument or may resell them to a third party.  Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities.  The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser (or Sub-Adviser).  There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.  In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will monitor their financial status to meet payments on demand.  In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation’s next interest rate adjustment.  Other short-term variable and floating rate obligations will be deemed to have a maturity equal to the shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or the Trust’s procedures.  Other long-term variable and floating rate obligations will be deemed to have a maturity equal to the longer of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or the Trust’s procedures.

With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act.

Certain Funds may invest in floating rate debt instruments (“floaters”) and (except for the Money Market Fund) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Funds (except for the Money Market Fund) also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

To the extent variable and floating rate investments are considered to be illiquid, a Fund’s investments in such investments will be subject to limitations as described under “Illiquid Securities & Liquidity Risk.”

Guaranteed Investment Contracts

Each Fund (except the Government Money Market Fund and Treasury Money Market Fund) may make limited investments in Guaranteed Investment Contracts (“GICs”) issued by U.S. insurance companies.  When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company’s general account.  The insurance company then credits to that Fund monthly a guaranteed minimum interest payment which may be based on a variable, floating or fixed rate or a fixed spread over an index, such as the London Interbank Offered Rate (“LIBOR”).  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund.  GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make.  A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company’s capacity to pay.  Failure of the issuing company could result in a default on a GIC.  A Money Market Fund will purchase a GIC only when the Adviser (or Sub-Adviser) has determined, under guidelines approved by the Board that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies.  In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% of the Fund’s net assets (5% of total assets in the case of the Money Market Funds).

The term of a GIC will be one year or less.  In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Repurchase Agreements

Securities held by each Fund (other than the Treasury Money Market Fund) may be subject to repurchase agreements.  Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund’s Adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.

The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  Repurchase agreements involve certain risks in the event of default or insolvency by the other party.  In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral.  Securities subject to repurchase agreements will be held by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

The securities subject to repurchase agreements may bear maturities exceeding 397 days.  In addition, a Fund may enter into repurchase agreements which provide for a notice period greater than seven days in the future; however, the Government Money Market, Money Market and Tax Exempt Money Market Funds would do so only if such investment, together with other illiquid securities, did not exceed 5% of the Fund’s total assets.

Reverse Repurchase Agreements

Each of the Equity Funds, Fixed Income Funds, Index Funds, Tax Exempt Bond Funds and Target Date Funds may enter into reverse repurchase agreements in accordance with its investment restrictions.  Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price reflecting the interest rate effective for the term of the agreement.  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions, having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and, therefore, a form of leverage.  Leverage may magnify any gains or losses for the Funds.  A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed one-third of the Fund’s assets.

Lending of Portfolio Securities

Each of the Equity Funds, Fixed Income Funds (except for the Tax Exempt Bond Funds), Index Funds and Target Date Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to at least 102% and 105% of the market value at all times of the domestic U.S. and international loaned securities, respectively.  Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets.  When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund’s total assets in calculating the percentage of the Fund’s total assets on loan.  Collateral is valued daily by the Funds’ securities lending agent and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. Cash collateral the fund receives in respect of loaned securities may be invested in a PNC money market fund or PNC Advantage money market fund. The Adviser would earn an advisory fee from the money market fund on any assets so invested, which would be in addition to any advisory fee the Adviser earns in respect of the loaned securities from the Fund engaged in the securities loan.  During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities.  Loans are subject to termination by the Fund or the borrower at any time.  While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board.

A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments.  However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral.  There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk.  Any loan may be terminated by either party upon reasonable notice to the other party.

Illiquid Securities and Liquidity Risk

Each of the Equity Funds, Fixed Income Funds, Index Funds, Tax Exempt Bond Funds and Target Date Funds will not invest more than 15% of their respective net assets in securities that are illiquid.  The Money Market Funds will not knowingly invest more than 5% of the value of their respective total assets in securities that are illiquid. For purposes of this SAI, an “illiquid security” is defined by the 1940 Act or the rules and regulations thereunder, as may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations. Illiquid securities would generally include securities that are not otherwise readily marketable, repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “1933 Act”).

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information.  Such instances occur where there is no established secondary market for the security or the security is lightly traded.  As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market.  Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

Each Fund may purchase securities that are not registered under the 1933 Act but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security.  This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Taxable Money Market Instruments

Each of the Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax (“Taxable Money Market Instruments”).  Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody’s; certificates of deposit; bankers’ acceptances; and repurchase agreements with respect to such obligations.

Foreign Securities and Currencies

Each of the Equity Funds, Fixed Income Funds, Index Funds and the Target Date Funds may invest in securities issued by foreign issuers either directly or indirectly through investments in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”).  Such

securities may or may not be listed on foreign or domestic stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks.

Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies and foreign issuers, stock exchanges and securities brokers are not usually subject to the same degree of regulation as domestic issuers.  In addition, foreign branches of U.S. banks & foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent requirements than those that are applicable to domestic branches of U.S. banks.  Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S.  Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, the imposition of exchange controls or diplomatic developments that could affect investment within those countries, or may at times subject such foreign countries to sanctions from the U.S. government, other foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such foreign countries.  Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with developing economies or developing securities markets.  The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.  Since the International Equity Fund will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) may affect the value in U.S. dollars of securities held by the Fund and the value of dividends and interest earned.  Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues.  In addition, costs are incurred in connection with conversions between various currencies.

The expense ratio of a Fund investing substantially in foreign securities can generally be expected to be higher than that of funds investing in domestic securities.  The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.  In some foreign markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it may not have in the U.S. with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. In addition, financial institutions serving as custodians in foreign jurisdictions may be less financially stable and/or have less effective controls than financial institutions operating as custodians in the U.S.

Interest and dividends payable on a Fund’s foreign portfolio securities and dispositions of such securities may be subject to foreign withholding or other taxes.  To the extent such taxes are not offset by tax credits or deductions under U.S. federal income tax provisions, they may reduce the return to a Fund’s shareholders.  See “Additional Information Concerning Taxes.”

Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors.  Investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies.  The Funds may also invest in other investment companies that invest in foreign securities.  Investing in such vehicles may involve layered fees or expenses and may be subject to limitations under the 1940 Act.  As a shareholder, a

Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

American, European and Global Depositary Receipts

Each of the Equity Funds, Index Funds and the Target Date Funds may invest in ADRs, EDRs, GDRs and other similar global instruments.  ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs may be listed on a national securities exchange (referred to as sponsored ADRs) or may be traded in the over-the-counter markets (also known as unsponsored ADRs).  ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency.  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities.  EDRs are designed for use in European exchange and over-the-counter markets.  GDRs are receipts structured similarly to EDRs and are marketed globally.  GDRs are designed for trading in non-U.S. securities markets.

Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund’s limitation with respect to illiquid securities.  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities.  Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

Foreign Government Obligations

Each of the Equity Funds, Fixed Income Funds, Index Funds and Target Date Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities.  The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with, among other things, the Adviser’s (or Sub-Adviser’s) assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government.  Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

Exchange Rate-Related Securities

Each of the Equity Funds, Fixed Income Funds, Index Funds and Target Date Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”).  The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant loss.

Convertible Securities

Each of the Equity Funds, Fixed Income Funds, Index Funds and Target Date Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged.  Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers.  The estimated price at which a convertible security would be valued by the market if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of a convertible security may fluctuate in inverse proportion to interest rates. The convertible security will also be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less market risk than the corporation’s common stock, but can vary within a range of rankings in an issuer’s capital structure.  Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt.  The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security and can be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

In selecting convertible securities, the Adviser (or Sub-Adviser) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and the ratings of the securities.  Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Adviser) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.  A Fund may retain a portfolio security whose rating has been changed if the Adviser (or Sub-Adviser) deems that retention of such security is warranted.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

Equity Securities

Unless prohibited by their principal investment strategies, each of the Funds may invest in equity securities.  Common stock usually takes the form of shares of a corporation.  The value of an issuer’s equity securities may decline because of factors directly relating to that issuer, such as management decisions or decreased demand for the company’s products or services. An equity security’s value may also decline due to factors impacting the company as well as companies in the same industry or in several different industries, such as increased production costs. The value of an issuer’s stock may also be impacted by financial market events that are not directly related to the issuer or its particular industry, such as fluctuations in interest rates or currency exchange rates.  Further, an issuer’s stock typically pays dividends only after the company invests in its own business and fulfills payment obligations to bondholders, or other investors holding debt or preferred stock, and holders of equity securities typically have the lowest level of priority in the event of the issuer’s bankruptcy.  Therefore, actual or perceived changes in the issuer’s financial condition or prospects will typically affect the value of an issuer’s stock more than its bonds, other debt or preferred stock. Securities of smaller companies may be more vulnerable to adverse developments than those of larger companies. The value of equity securities that trade at a higher multiple of current earnings than other securities may be more sensitive to earnings changes than the values of other securities.

Debt Securities and Obligations

Each Fund may invest in corporate debt obligations.  In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions.  Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables (“CARS”) and Certificates of Amortizing Revolving Debts (“CARDS”); private placements; and income participation loans.  Some of the securities in which a Fund invests may have warrants or options attached.

Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both.  An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments.  An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

As new fixed income products and securities are developed, the Adviser may invest the Funds’ assets in those opportunities as well.

Risks of Below Investment-Grade Debt Securities

While any investment carries some risk, certain risks associated with below investment-grade securities are different than those for investment-grade securities.  The risk of loss through default is greater because below investment-grade securities are usually unsecured and are often subordinate to an issuer’s other obligations.  Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates.  Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund’s NAV per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for below investment-grade securities (resulting in a greater number of bond defaults) and the value of below investment-grade securities held by a Fund.  Changes in legislation, such as laws that have required federally insured savings and loan associations to remove investments in below investment-grade securities from their funds, may also have a material adverse effect on the market for below investment-grade securities.

The economy and interest rates may affect below investment-grade securities differently than other securities.  For example, the prices of below investment-grade securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments.  In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of below investment-grade securities as well as the Fund’s NAV.  In general, both the prices and yields of below investment-grade securities will fluctuate.

The ratings of Moody’s, S&P and Fitch evaluate the safety of a below investment-grade security’s principal and interest payments, but do not address market value risk.  Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers of below investment-grade securities purchased by a Fund.  Because of this, a Fund’s performance may depend more on its own credit analysis than is the case for mutual funds investing in investment-grade securities.

Inflation-Indexed Bonds

Unless prohibited by its principal investment strategies, each Fund may invest in inflation-indexed bonds.  Inflation-indexed bonds include fixed income securities the principal value of which is periodically adjusted according to the rate of inflation.  The U.S. Treasury and certain other issuers utilize a structure that accrues inflation or some other measure of inflation into the principal value of the bond; most other issuers pay out the Consumer Price Index (or other measure of inflation) accruals as part of a semiannual coupon.

Inflation-indexed securities currently issued by the U.S. Treasury have maturities of five, ten or thirty years. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation declines, then the principal value of inflation-indexed bonds will be adjusted downward, causing the interest payable on these securities to be reduced, because the interest would be calculated on a smaller principal amount. For U.S. Treasury inflation-indexed bonds, repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If there is no guarantee of principal, then the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds typically changes in response to changes in real interest rates. Real interest rates are linked to the relationship between nominal interest rates and the rate of inflation. This means that if inflation were to rise at a faster rate than nominal interest rates, real interest rates might fall, leading to a rise in the value of inflation-indexed bonds. However, if nominal interest rates were to rise at a faster rate than inflation, real interest rates might rise, leading to a decline in value of inflation-indexed bonds.

Although inflation-indexed bonds are intended to provide some protection from long-term inflationary trends, short-term increases in inflation may adversely affect their values. If interest rates rise for reasons other than inflation (such as changes in currency exchange rates), a Fund investing in inflation-indexed bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is linked to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U measures changes in the cost of living, and includes categories such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are usually adjusted to reflect a comparable inflation index, calculated by that government. There can be no guarantee that any inflation index, domestic or foreign, will correctly measure the real rate of inflation in the prices of goods and services. Moreover, there can be no guarantee that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Securities of Distressed Companies

Unless prohibited by its principal investment strategies, each of the Equity Funds, Fixed Income Funds, Index Funds and Target Date Funds may invest in securities of distressed companies.  Securities of distressed companies, which may include both debt and equity securities, are viewed as predominantly speculative with respect to the issuer’s ability to fulfill principal and interest payment obligations or otherwise meet its obligations.  Issuers of distressed company securities may be undergoing restructurings or bankruptcy proceedings that may not be successful.  Analyzing the creditworthiness of issuers of debt securities of distressed companies may be more complicated than for issuers of higher quality debt securities.

Debt securities of distressed companies may be more vulnerable to real or perceived adverse economic and competitive industry conditions than investment-grade securities.  The value of distressed company securities are typically more sensitive to adverse economic downturns or individual corporate developments.  Predictions of an economic downturn or of a period of rising interest rates might, for example, cause a decline in prices of debt securities of distressed companies because the advent of a recession could weaken the ability of a highly leveraged company to meet principal and interest payments on its debt securities.  If an issuer of securities defaults, a Fund invested in such securities may incur additional expenses in seeking recovery of its investments.

The secondary market in which distressed company securities trade may be less liquid than the market for higher grade securities.  Less liquidity in the secondary trading market could lower the price at which a Fund would be able to sell a distressed company security, and could adversely affect the daily NAV of the shares.  Negative publicity and investor perceptions may cause the value and liquidity of distressed company securities to decline, especially in a thinly-traded market.  Illiquidity in secondary markets may be more difficult to value accurately.

Exchange-Traded Notes

Each of the Index Funds and Target Date Funds may invest in exchange-traded notes (“ETNs”).  ETNs are typically unsecured debt securities the returns of which are linked to the performance of a particular benchmark, strategy or other reference asset, less applicable fees.  Typically, ETNs may be traded on an exchange or investors may hold an ETN until maturity. At maturity, the issuer pays the investor an amount equal to the principal amount in cash.

ETNs do not generally make periodic coupon payments or provide principal protection. Investments in ETNs involve significant credit risk and the value of an ETN may decline if the issuer’s credit rating is downgraded or its ability or willingness to meet its obligations declines (or is perceived to have declined) notwithstanding that the value of the underlying benchmark, strategy or reference asset may not have changed. The value of an ETN may also be affected by time to maturity, level of supply and demand for the ETN, volatility and illiquidity in the benchmark, strategy or reference asset, applicable interest rate changes, changes in the issuer’s credit rating and economic, legal, regulatory, political or geographic events that affect the reference asset. A Fund that invests in ETNs will bear its proportionate share of any fees and expenses borne by the ETN. An illiquid secondary market may limit a Fund’s ability to sell its ETN holdings. Although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, which may result in greater liquidity risk.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, a Fund’s characterization and treatment of ETNs for tax purposes. See “Additional Information Concerning Taxes” below.

An ETN that is tied to a specific benchmark, strategy or reference asset may fail to replicate or maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable benchmark, strategy or reference asset. Some ETNs that use leverage can, at times, be relatively illiquid and, therefore, difficult to purchase or sell at an advantageous price. Leveraged ETNs are subject to the same risk as other leveraged instruments. The market value of an ETN may differ from its market benchmark, strategy or reference asset, potentially because the supply and demand in the market for ETN shares may vary from time to time relative to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark, strategy or reference asset that the ETN seeks to track. Therefore, there may be times when ETNs trade at a premium or discount to the benchmark or strategy.

Commodities

The Target Date Funds may seek to gain exposure to commodities and commodity markets.  Commodities include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).  Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and commodity-exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The Target Date Funds may achieve exposure through derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

The Target Date Funds may invest in commodities indirectly through pooled investment vehicles such as ETFs or mutual funds that hold commodities, commodities-based derivatives or financial instruments where the reference asset is a commodity or commodity index. The Funds’ investments in commodities or commodity-linked instruments may expose such Fund to greater volatility than investments in traditional securities.  The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund’s securities to be more volatile or to decline in value significantly.  In addition, political, economic and other conditions in a limited number of commodity-producing countries may have a direct effect on the market value of commodities and the companies that engage in related businesses.  Pooled investment vehicles may use commodities-based derivatives that are leveraged and therefore may magnify or otherwise increase investment losses to a Fund. The Target Date Funds may primarily utilize pooled investment vehicles that hold commodity-linked instruments in order to maintain exposure to the commodities sector.

The ability of a Fund to invest directly or indirectly in commodities and certain commodity-related instruments, and in certain ETFs and other pooled investment vehicles investing in commodities or commodity-related instruments, may be significantly limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal tax purposes.  Each of the Target Date Funds may obtain such exposure by investing in shares of a wholly owned subsidiary company, which, in turn, primarily invests in commodities and commodity-related instruments.  There is a risk that the IRS could determine that some or all of the income derived from the Target Date Funds’ investments in such a subsidiary, or from the Target Date Funds’ direct investments in certain commodity-related instruments, should not be treated as qualifying income in the hands of the Target Date Funds, which might adversely affect the Target Date Funds’ ability to qualify as regulated investment companies.  See “Additional Information Concerning Taxes” below.

Dollar Rolls

The PNC Balanced Allocation Fund, Fixed Income Funds, Tax Exempt Bond Funds and Target Date Funds may enter into dollar roll agreements, which are similar to reverse repurchase agreements.  Dollar rolls are transactions in which securities are sold by a Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date.  Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate.  Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to re-purchase.  A Fund only profits to the extent of any difference between the price received and the lower forward price for the future purchase or fee income, plus interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.  Unless such benefits exceed the total of income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of the Fund will be less than it would have been without the use of dollar rolls.  Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.  If the broker-dealer to which a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted.  At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Short Sales

Each Fund may engage in short sales of its securities.  Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities.  To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement.  In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities.  The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Each Fund (other than the Index Funds and the Target Date Funds) may only sell securities short “against the box.”  A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.  If a Fund sells securities short against the box, it may protect itself from a loss (on the securities held “in the box”) if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

The Index Funds and each of the Target Date Funds may engage in individual short selling of their portfolio’s securities in accordance with the funds’ investment objective and strategies.  Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily segregated liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the SEC and its staff.  The Fund may fulfill the account segregation requirements by having the Fund’s custodian identify assets on its records as being held to cover short positions rather than maintaining a segregated account.

For short sales (other than short sales against the box), the potential risk of loss is theoretically unlimited, while the potential gain is limited to the difference between the sale price and the cost of returning the security to the lender.  The Fund may not always be able to borrow a security it wants to sell short.  The Fund may also be unable to close out a short position at an acceptable price and may have to sell long positions at disadvantageous times and prices to cover its short positions.  Short sales also involve other costs.  The Fund must repay the lender an amount equal to any dividends or interest that accrues while the loan is outstanding.  To borrow the security, the Fund may be required to pay a premium.  The Fund also will incur transaction costs in effecting short sales.  The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of borrowing, interest or expenses a Fund may be required to pay in connection with the short sale.

Asset-Backed Securities

PNC Balanced Allocation Fund, the Fixed Income Funds, the Target Date Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objectives and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets.  Asset-backed securities acquired by a Fund may also include collateralized debt obligations, which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”).  Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments.  For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.   In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.  Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States.  FNMA is a publicly held company owned by its shareholders that was created by an act of Congress.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  Freddie Mac is a publicly held company owned by its shareholders that was created pursuant to an Act of Congress.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due pursuant to its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The United States Government conservatorship of Freddie Mac and FNMA in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of FNMA and Freddie Mac, has the power to repudiate any contract entered into by FNMA or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or Freddie Mac’s affairs. In the event the guaranty obligations of FNMA or Freddie Mac are repudiated, the payments of interest to holders of FNMA or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac.  The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with respect to such sponsorship or which proposals, if any, might be enacted.  There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Funds’ assets.

On March 5, 2013, the conservator of Fannie Mae and Freddie Mac announced a plan to merge the functions of Fannie Mae and Freddie Mac into a common platform for the issuance of mortgage-related securities under a new government-sponsored entity.  As part of this proposal, Fannie Mae and Freddie Mac would be wound down and eventually eliminated.  The potential effects of the plan, if any, on the mortgage-related securities market cannot be predicted.

Asset backed securities are generally subject to the risks of the underlying assets.  They may be subject to depreciation, damage or loss of the collateral backing the security (if any) or failure of the collateral to generate the anticipated cash flow.  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of a security interest in the underlying collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Collateralized debt obligations are another form of asset backed security, in which the underlying pool of assets is composed of various types of debt securities, including bonds or loans.  PNC High Yield Bond Fund and the Target Date Funds may invest in CBOs which are structured products backed by a diversified pool of high yield public or private fixed income securities.  The pool of high yield securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

PNC High Yield Bond Fund and the Target Date Funds also may invest in CLOs, which are trusts or other vehicles typically consisting of loans made to issuers (both U.S. and foreign), which may include senior secured loans and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.  A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans.  The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment-grade.  Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, downgrading of the underlying collateral by credit rating agencies, forced liquidation of the collateral pool due to a failure of coverage requirements as well as aversion to CLO or CBO securities as a class.

Although certain CDOs may receive credit enhancement in the form of a senior subordinated structure, overcollateralization or bond insurance, such enhancement may not always be present and may fail to protect a fund against the risk of loss.  Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.  CDOs may charge management fees and administrative expenses which are in addition to those of a Fund.  Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized, which involves continued exposure to default risk with respect to such payments.

Mortgage-Backed Securities

PNC Balanced Allocation Fund, the Fixed Income Funds, the Target Date Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objectives and policies, the Money Market Funds may purchase mortgage-backed securities, which are a type of asset-backed security.  These instruments may be subject to many of the same kinds of risks and attributes as other asset-backed securities, as discussed more fully above.  Mortgage-backed securities acquired by a Fund may also include collateralized mortgage obligations (“CMOs”) issued by private companies or government agencies or instrumentalities.

CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises as described below or by trusts formed by private originators or, or investors in, mortgage loans.  In general, CMOs represent direct ownership interests in a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs net of fees paid to the issuer or guarantor.  Privately issued mortgage-backed securities will carry an investment-grade rating at the time of purchase by S&P or by Moody’s or, if unrated, will be in the Adviser’s opinion equivalent in credit quality to such rating.  Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways.  In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates.  Thus, no payments of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.  Additional structures of CMOs include, among others,

“parallel pay” CMOs.  Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.

The market value and interest yield of CMOs can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.  The yield and average life characteristics of mortgage backed securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be refinanced at any time making it difficult to anticipate the security’s maturity date.  As a result, under certain prepayment scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in unexpected losses; alternatively, a Fund may be forced to hold a mortgage-backed security for a longer period than anticipated at a low interest rate, forcing the Fund to forego the return of its principal when originally expected.  There can be no assurance that the Fund’s estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration.  In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.  Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.  These characteristics may result in a higher level of price volatility for these assets under certain market conditions.  In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

Zero Coupon Obligations

The Balanced Allocation Fund, Fixed Income Funds, Tax Exempt Bond Funds and Target Date Funds may invest in zero coupon obligations.  Each other Fund may also invest in zero coupon obligations for temporary purposes.  See “Money Market Instruments” below.  Zero coupon obligations are discount debt obligations sold at a discount to par value that do not make periodic interest payments; the holder is entitled to receive the par value of the security at maturity.   The holder of the obligation is generally required to include in its income each year the “original issue discount” accrued on the obligation. Because a Fund will not, on a current basis, receive cash payments in respect of any accrued original issue discount, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time.  Such obligations may have higher price volatility than those which require the payment of interest periodically.  The Adviser (or Sub-Adviser) will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

Income Participation Loans

The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, Ultra Short Bond Funds and Target Date Funds may make or acquire participations in privately negotiated loans to borrowers.  Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured.  Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender.  Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days.  Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.  Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market).  As it deems appropriate, the Board will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

Certificates of Participation

The Tax Exempt Bond Funds and the Target Date Funds may purchase municipal securities in the form of “certificates of participation” which represent undivided proportional interests in lease, installment purchase contract or conditional sale contract entered into by a state or local governmental or nonprofit entity to acquire equipment or facilities.  The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to municipal securities.  Certificates of participation may be purchased from a bank, broker-dealer or other financial institution.  The lease payments and other rights under the lease provide for and secure the payments on the certificates.

Municipal leases have evolved as a means for a government issuer to finance the acquisition of property or equipment without having to meet constitutional or statutory requirements for the issuance of municipal debt.  The debt issuance limitations are deemed to be inapplicable because of the inclusions in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.    Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due.  Although these kinds of lease obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or time-consuming.  Further, disposition might not result in the Fund’s recovery of the full principal amount represented by an obligation.  In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.  In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

When-Issued Securities

Each Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive.  A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.  One form of when-issued or delayed delivery securities that a Fund may purchase is a “to be announced” (“TBA”) mortgage-backed security.  A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

When a Fund agrees to purchase when-issued securities, the custodian may segregate cash or liquid portfolio securities equal to the amount of the commitment.  The Fund may set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment, marked to market daily.  It is likely that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected.  As an alternative to segregating assets in the manner described above, a Fund may (and normally expects to) have its custodian designate assets on its records as being held in respect of its commitment to purchase securities on a “when-issued” basis.

Money Market Instruments

Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements (other than the Money Market Funds) and GICs.  Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System.  Bank obligations also include U.S. dollar-denominated bankers’ acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks.  Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.  These bank obligations are not issued by the Federal Deposit Insurance Corporation.  The Funds may also make interest-bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets.  Investment in non-negotiable time deposits is limited to no more than 5% of a Fund’s total assets at the time of purchase.

Each Fund, with the exception of PNC Government Money Market, Money Market and Treasury Money Market Funds, may invest in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) rated at the time of purchase “A-2” or better by S&P, “Prime-2” or better by Moody’s, “F2” or better by Fitch or, if not rated, determined by the Adviser (or Sub-Adviser) to be of comparable quality pursuant to guidelines approved by the Board.  The Money Market Fund’s (and Government Money Market and Treasury Money Market Funds’, as necessary) investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase “A-1” by S&P, “Prime-1” by Moody’s, “F1” by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Board.  Investments may also include corporate notes.  In addition,  each Fund may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.    See “Foreign Securities and Currencies” above for additional risks relating to foreign investments.

Government Securities

PNC Treasury Money Market Fund may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration.  Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. government would provide ongoing or future financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  Some of these investments may be variable or floating rate instruments.  See “Variable and Floating Rate Instruments.”  The Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.  Payment of the principal of fixed income securities issued by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities.

Events surrounding the U.S. federal government debt ceiling and any resulting agreements could adversely affect a Fund’s ability to achieve its investment objective at any time and from time to time.  As a result of the events surrounding the 2011 debt ceiling debate, S&P downgraded its long-term sovereign debt credit on the United States from “AAA” to “AA+” on August 5, 2011.  The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Funds and the Funds themselves. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds’ portfolios. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.  For those Funds that invest in U.S. government securities, the value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating.

U.S. Treasury Obligations and Receipts

Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).  The Funds may also invest in Treasury Floating Rate Notes. Treasury Floating Rate Notes are new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases, and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. For additional information on floating rate securities, see the section “Variable and Floating Rate Instruments” above.

The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), Liquid Yield Option Notes (“LYONs”), and Certificates of Accrual on Treasury Securities (“CATS”).  TIGRs, LYONs and CATS are interests in private proprietary accounts while TR’s are interests in accounts sponsored by the U.S. Treasury.  The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is accrued over the life of the security, and such accrual will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Stand-by Commitments

The Tax Exempt Bond Funds, PNC Tax Exempt Money Market Fund and the Target Date Funds may acquire stand-by commitments.  Under a stand-by commitment, a dealer agrees to purchase at a Fund’s option specified municipal securities at a specified price.  Stand-by commitments acquired by a Fund must be of high quality as determined by any rating agency, or, if not rated, must be of comparable quality as determined by the Adviser.  A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Eurodollar and Yankee Obligations

Each of the Fixed Income Funds and PNC Money Market Fund may invest in Eurodollar and Yankee Obligations.  Eurodollar obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.  Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; currency fluctuation and expropriation or nationalization of foreign issuers.  However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Derivative Instruments

Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, indices, inflation rates, or other reference instruments or assets, and include (but are not limited to) warrants, futures contracts, options, forward currency contracts, swaps, structured debt obligations (including CMOs, various floating rate instruments and other types of securities), and other exchange-traded and over-the-counter contracts. Each of the Funds may, to the extent not prohibited by their investment objectives and policies, purchase  derivative instruments for hedging purposes; as a substitute for taking a position in an underlying asset; to offset changes in interest rates; to seek to replicate the composition and performance of a particular index; to gain exposure to a given currency; to reduce their investment or currency exposures; to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments; as part of their overall investment strategies; or for any other investment purpose. Generally speaking, some derivatives are “leveraged” and, therefore, may magnify or otherwise increase investment losses to a Fund, as even a small investment in derivatives can have a significant impact on a Fund’s exposure to, among other things, securities’ market values, interest rates or currency exchange rates.  This overview outlines various ways in which the Funds may use different types of exchange-traded and over-the-counter derivatives in implementing their investment programs. It is intended to supplement the information included in each Fund’s Prospectus, including the risks associated with derivatives described under “More Information About Principal Risks” in the Prospectus and “Risk Considerations” in this SAI. This overview, however, is not intended to be an exhaustive discussion of all the derivative instruments a Fund may use and all of the purposes for which they may be used. A Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Fund’s Prospectus.

A Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.  Each Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Each Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.

Like all investments, derivative instruments involve several risks which must be managed in order to meet investment objectives. The principal risks of investing in derivative instruments are discussed above under “Risk Considerations — Credit/Counterparty Risk,” “Risk Considerations — Derivatives Risk,” “Risk Considerations — Leverage Risk,” “Risk Considerations — Liquidity Risk,” “Risk Considerations — Management Risk,” “Risk Considerations — Market Risk,” and “Risk Considerations — Prepayment/Extension Risk.”  A Fund’s use of derivatives could affect the amount, timing and/or character of distributions to shareholders.  See “Additional Information Concerning Taxes.”  Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.  To the extent a Fund invests in derivative instruments for non-hedging purposes (i.e., to seek to increase total return), such practice is considered to be speculative and presents an even greater risk of loss.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit and counterparty risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Funds and the clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Funds in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Funds’ clearing member, and the documentation typically does not give the Funds any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements will expose the Funds to new kinds of risks and costs.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Funds and the Adviser have historically been eligible for exemptions from certain regulations. However, as described below, there is no assurance that the Funds and the Adviser will continue to be eligible for such exemptions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options, futures contracts and related swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, it is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of such Fund.  The new law and the rules to be promulgated may negatively impact the Funds’ ability to meet their investment objectives either through limits or requirements imposed on the Funds or upon their counterparties. In particular, new position limits imposed on the Funds or their counterparties may impact the Funds’ ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. New requirements, including capital and mandatory clearing, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

The Funds are operated by an entity that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA, or that is excluded pursuant to related no-action relief promulgated by the CFTC (together, the “exclusion”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures and certain swaps transactions.  In the event that a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund currently expects to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5 with respect to that Fund, which may adversely affect the Adviser’s ability to manage such Fund under certain market conditions and may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion and is required to register with the CFTC with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return. In addition, certain aspects of the exclusion are currently subject to change and the resulting effect on the Funds is uncertain at this time.

If PNC High Yield Bond Fund seeks to gain exposure to one or more assets or asset classes through the use of derivative instruments, the Fund will normally seek to gain that exposure through exchange-traded derivative instruments and/or other derivative instruments that are cleared transactions.  In certain cases, those types of instruments may not offer the desired investment exposure, may not be cost effective, or may be unavailable or unsuitable for other reasons.  In such cases, these Funds may seek to obtain the desired exposure through derivative instruments other than (a) exchange-traded derivative instruments and (b) other derivative instruments that are cleared transactions.

Warrants

Each of the Equity Funds, Index Funds and Target Date Funds may invest in warrants.  Warrants entitle the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price (the “strike price”) during a specified period of time.  Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish. The prices of warrants do not necessarily correlate with the prices of the underlying securities and a warrant may offer greater potential for capital appreciation as well as capital loss, as compared with the underlying security.  A warrant ceases to have value if it is not exercised prior to its expiration date.  Also, the purchase of warrants involves the risk that the strike price plus the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Foreign Equity Certificates

The Balanced Allocation, International Equity and Target Date Funds may invest in foreign equity certificates (“certificates”) which are sometimes also called equity-linked certificates or participation notes and may be issued in various forms such as low exercise price warrants.  When doing so, the Funds purchase the certificates from an issuer, who in turn typically holds shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security.  If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds.  Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security.  The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. Such certificates are typically utilized as a cost-effective means of direct investment into certain markets. In addition to the market risk related to the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor of the unsecured notes.

Foreign Currency Transactions

Each of the Equity Funds, Fixed Income Funds, Index Funds and Target Date Funds are authorized to enter into forward currency contracts.  These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract.  Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Adviser (or Sub-Adviser) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency.  Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position.  With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is executed and the date it matures.  In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency.  A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.  It may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated or ‘earmarked’ with the Trust’s custodian except to the extent the contracts are otherwise “covered.”  For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value.  If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds.  A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund’s price to sell the currency.  A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

Options

The Funds may sell or “write” covered call options, buy put options, buy call options and write secured put options on a national securities exchange and issued by the Options Clearing Corporation.  Such transactions may be effected by each Fund other than the Target Date Funds on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund’s net assets.  The Target Date Funds may engage in such transactions without limit.  Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies.  A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements.  Net option premiums received will be included as initial margin deposits.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.  In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.  Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time.  By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires.  Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security.  A Fund may also purchase call options to seek to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.  Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In order to close out put or call option positions, a Fund will be required to enter into a “closing purchase transaction” — the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote.  When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security.  If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.  If an option is allowed to expire, a Fund will lose the entire premium it paid.

In addition, each Fund may write covered call and secured put options.  A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period.  A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.  Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

Each Fund may employ access vehicles such as low exercise price options (which may be known as certificates or notes) in order to gain an exposure to a particular security or markets. Low exercise price options held by a Fund may be cash settled, listed on an exchange and shall be exercisable at any time over the life of the option. In addition, the underlying investment of a low exercise price option shall be one in which a Fund could invest directly in accordance with its investment objective and policy.

The aggregate value of the securities subject to options written by any Fund other than the Target Date Funds will not exceed 33-1/3% (20% with respect to the S&P 500 Index Fund) of the value of its net assets.  The aggregate value of the securities subject to options written by a Target Date Fund is limited only by applicable law.

Risk Factors in Options Transactions

The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option since the holder may only exercise the option on its expiration date.)

The Funds’ ability to use options as part of their investment programs depends on the liquidity of those instruments. In addition, a liquid market may not exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets.

Futures and Related Options

Each of the Equity Funds, Index Funds and Target Date Funds may invest in futures contracts on, among other things, stocks, stock indexes, financial instruments (such as a U.S. government security or other fixed income security), interest rates, currencies, or inflation indexes and in options on futures contracts.  A futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a financial instrument or money at a specified time and price. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). The specific securities delivered or taken, respectively, at settlement date, are in some cases not determined until at or near that date and are typically determined in accordance with the rules of the exchange. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities.  Closing out a futures contract sale (or purchase) is effected by the Fund’s entering into a futures contract purchase (or sale) for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price of the sale (or purchase) exceeds the price of the offsetting purchase (or sale), the Fund is immediately paid the difference and thus realizes a gain.  If the offsetting purchase (or sale) price exceeds the sale (or purchase) price, the Fund pays the difference and realizes a loss.

The Balanced Allocation Fund and each of the Target Date Funds may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts.  Each of the Equity Funds, Index Funds and the Target Date Funds may also invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”).  VIX Futures are an index of market sentiment derived from S&P 500® Index option prices, and are designed to reflect investors’ consensus view of expected stock market volatility over future periods.

The Balanced Allocation Fund and each of the Fixed Income Funds and Target Date Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.  Each Fixed Income Fund and Target Date Fund may invest in futures contracts on U.S. Treasury obligations and options on U.S. Treasury futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline or to seek to increase total return.

Each of the Equity Funds, Index Funds and Target Date Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity.  The Equity Funds and Index Funds may use equity index futures to maintain market exposure for short-term liquidity within a respective Fund.  The International Equity Fund, Balanced Allocation Fund and Target Date Funds may use futures to gain cost efficient diversified exposure to a specific country or region.  The International Equity Fund and the Target Date Funds may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates.  A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline.  Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities.  In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

The Tax Exempt Limited Maturity Bond Fund, each of the Fixed Income Funds and Target Date Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  Conversely, each Fund may purchase a futures contract in anticipation of purchases of securities.  In addition, each Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.  When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund.  When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

Call and Put Options on Futures Contracts

The Funds may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility.  When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period (in the case of an American-style option) or on the expiration date (in the case of European-style option).  When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract.

In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase.  Similarly, if the value of a Fund’s securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Risk Factors Associated with Futures and Related Options

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option.  In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit).  Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option.  In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option.  The use of covered call and secured put options will not be a primary investment technique of a Fund.

Where derivatives are used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge.  The price of the future may move more than or less than the price of the instruments being hedged.  If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective.  If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures.  If the price of the futures moves more than the price of the hedged instruments, a Fund will experience either a loss or gain on the futures that will not be completely offset by movements in the price of the instruments that are the subject of the hedge.  Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser (or Sub-Adviser).  Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser (or Sub-Adviser). Such “over hedging” or “under hedging” may adversely affect a Fund’s net investment results if market movements are not as anticipated by the Adviser (or Sub-Adviser) when the hedge is established.   In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund’s portfolio varies from the composition of the index.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the prices of futures may not correlate perfectly with movement in the cash market due to certain market distortions.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets.  Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the prices of futures, a correct forecast of general market trends or interest rate movements by the Adviser (or Sub-Adviser) may still not result in a successful hedging transaction over a short time frame.

Successful use of futures by the Funds also is subject to the Adviser’s (or Sub-Adviser’s) ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors.  For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions.    In addition, a Fund will incur transaction costs in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time.  See “Illiquid Securities.”  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments. Futures contracts prices could reach the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses.  If it is not possible to close, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.  Losses on the futures contract may offset or exceed appreciation of the security or securities being hedged.

Risks associated with the use of futures contracts and options include:

1.              the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

2.              possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a position when desired;

3.              losses, which are potentially unlimited, greater than the amount of the principal invested as initial margin due to unanticipated market movements; and

4.              the Adviser’s (or Sub-Adviser’s) potential inability to predict correctly the direction of securities prices, interest rates and other economic factors.

Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures.  There is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time.  In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

In addition, under applicable tax law, the requirements for qualification as a regulated investment company may limit the extent to which the Funds may enter into futures and futures options.  A Fund’s use of options, futures and related financial instruments could affect the amount, timing and/or character of distributions to Fund shareholders.  See “Additional Information Concerning Taxes.”

Swap Agreements and Options on Swap Agreements

The PNC Balanced Allocation Fund, PNC International Equity Fund, Index Funds, Fixed Income Funds, Tax Exempt Bond Funds, PNC Tax Exempt Money Market Fund and Target Date Funds may enter into swap agreements for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall strategies.  These Funds may enter into swap agreements with respect to interest rates, commodities, credit default, securities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies.  A Fund may also enter into options on swap agreements for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.  A Fund may use interest rate, total return and credit default swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments.  The income derived from these swaps, futures contracts and options on futures contracts will not be exempt from U.S. federal income tax, and will be taxable to shareholders when distributed by a Fund.

Swaps, which are derivatives, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined “index,” such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.  The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate value at least equal to such accrued excess will usually be maintained in a segregated account by the Fund’s custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims-paying ability of the other party is rated, with respect to the Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds, either “A” or “A-1” or better by S&P or Fitch, or “A” or “P-1” or better by Moody’s or is otherwise deemed equally creditworthy by the Adviser.

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default by a selected entity (or entities) has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer is entitled to receive the full notional value for a reference obligation that may have little or no value. As a seller, the Fund is entitled to receive a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller must pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to risks such as, but not limited to, illiquidity risk, counterparty risk and credit risks. Most swap agreements are entered into on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The amount of a Fund’s potential gain or loss on any swap transaction is not limited to any fixed limit.  If the Adviser incorrectly forecasts market movements, interest rates or other relevant factors, the investment performance of the Funds will be less favorable than if the Funds had not employed these techniques.  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction.  However, swaps might not be traded on an exchange and so there is a risk that the Funds’ counterparties will not perform their obligations.  Furthermore, a Fund may not be able to enter into offsetting positions to terminate its exposure or liquidate its position at a favorable time or price.

A Fund also may enter into swap options (or “swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the Money Market Funds) may write (sell) and purchase put and call swaptions.  Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Derivatives with respect to Tax-Exempt Securities and Other Municipal Securities

The Tax Exempt Bond Funds, Tax Exempt Money Market Fund and each of the Target Date Funds may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests.  (See generally “Derivative Instruments” above.)  A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate, that has been coupled with the agreement of a third party which grants the security holder the option, at periodic intervals, to tender the municipal obligation to the third party and receive the face value thereof. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from U.S. federal income tax.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax exempt status of payments received by a Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities.  The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions. Moreover, there may be less information about the financial condition of issuers of municipal securities than of the financial condition of corporations that have a class of securities registered with the SEC.

Margin Payments

In connection with its derivative transactions, a Fund may be required to deposit with the broker or counterparty an amount of cash or cash equivalents, known as initial margin. The initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the derivative position assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker or counterparty, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the derivative more or less valuable, a process known as marking-to-market. If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, result in a greater amount of taxable distributions to shareholders.  The Funds may have to sell securities at a time when it may be disadvantageous to do so. At any time prior to expiration of the derivative, the Adviser (or Sub-Adviser) may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the derivative.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur during the term of the Funds that may adversely affect the Funds.  New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other banking regulators, other U.S. or non-U.S. governmental regulatory authorities or self-regulatory organizations, including entirely new entities, that supervise the financial markets that could adversely affect the Funds.  In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States.  The Funds may also be adversely affected by more aggressive enforcement of, and changes in the enforcement or interpretation of, existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.  The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

In July 2010, the U.S. Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), which includes provisions for new regulation of registered investment companies and financial institutions.  Because the legislation leaves much to rule making, its ultimate impact remains unclear.

More generally, the regulation of mutual funds and financial institutions is an evolving area of law and is subject to modification by government and judicial action.  Subject to certain conditions and restrictions, U.S. banking law currently permits a banking entity, such as PNC (as well as certain of its affiliates), to acquire or retain an ownership interest in mutual funds, or to sponsor mutual funds.  On December 10, 2013, five federal banking and financing regulatory agencies issued final rules implementing a provision of the Dodd-Frank Act that is commonly referred to as the “Volcker Rule.”  Among other things, the Volcker Rule prohibits banking entities from owning and sponsoring hedge funds and private equity funds, referred to as “covered funds.”  Under the Volcker Rule, the definition of covered funds encompasses any issuer that would be an investment company under the 1940 Act if it were not otherwise excluded by two provisions of the 1940 Act, section 3(c)(1) or 3(c)(7). However, the Volcker Rule excludes from the definition of covered funds certain entities with more general corporate purposes such as wholly owned subsidiaries, joint ventures, and acquisition vehicles, as well as SEC-registered investment companies (such as the Funds) and business development companies.   The precise scope of this exclusion will be further refined by additional regulatory guidance.  Accordingly, the full effect of the Volcker Rule on the Funds is not fully known at this time.  The Volcker Rule is likely to have a significant impact on banking entities, such as PNC, and any covered funds in which banking entities currently invest or sponsor or in which a bank entity may be a counterparty or service provider, and may therefore have an impact on the Funds.

The Volcker Rule and/or other banking regulations may prevent the Funds from operating as intended, may restrict the activities, including the investment activities of the Funds, may prevent the Funds from pursuing their investment objectives and employing their investment strategies and may prevent the Funds from retaining sufficient seed capital to achieve scale or develop a track record.  Moreover, there may be certain investment opportunities, investment strategies or actions that the Adviser will not undertake on behalf of the Funds in view of the relationship of PNC (and its affiliates) to the Funds or PNC (and its affiliates) client or firm activities, regardless of whether (i) the Adviser believes such opportunities, strategies or actions to be in the best interest of a Fund or (ii) the consent and disclosure requirements of the Investment Advisers Act of 1940 could be satisfied.  Further, the investment opportunities, investment strategies or actions of a Fund may be limited in order to comply with the Volcker Rule’s restrictions on material conflicts of interest.  A fund that is not advised by an affiliate of a banking entity, such as PNC, may not be subject to these considerations.

It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law.  Compliance with any new laws or regulations could be more difficult and expensive and may affect the manner in which the Funds conduct business, the Funds’ investment performance and the viability of the Funds.  Furthermore, new laws or regulations may subject the Funds or some or all investors to increased taxes or other costs.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodians, transfer agent, and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cyber security risk management in order to guard against any cyber incidents in the future. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Arbitrage Risk

The Target Date Funds and the investment companies in which the Target Date Funds may invest may engage in arbitrage strategies, including merger arbitrage, convertible arbitrage or other arbitrage strategies, which entail the risks that expected outcomes do not ultimately take place as expected, resulting in lower returns or losses to the Target Date Funds.  For example, merger arbitrage typically involves the purchase of shares of a company that is the target of a merger or reorganization with another company (the “acquiring company”) and the simultaneous establishment of a short position in the shares of the acquiring company.  Such a strategy is subject to the risk that the merger or reorganization transaction may not occur or that the prices of the acquiring company and target company do not fluctuate in accordance with historical trends, each of which would typically result in a Target Date Fund incurring a loss.  Convertible arbitrage involves the purchase of convertible securities trading at a discount to their fundamental values and seeking to mitigate the various risks associated with investing in such convertible securities.  Such a strategy is subject to the risk that an issuer will default or be unable or unwilling to make interest and dividend payments when due.  The risks of employing an arbitrage-related strategy often include all of the risks of investing in derivative instruments, including that the costs of trading may exceed the return on the strategy and that suitable derivative instruments may not be available or available at an attractive price.

Quantitative Investing

The Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Cap Value Fund and Target Date Funds and the investment companies in which the Target Date Funds may invest may utilize quantitative models, including, potentially, proprietary models developed by the Adviser and models developed by third parties.  The models may utilize information and data supplied by third parties.  The modeling may be used to build sets of transactions and investments, to provide risk management insights and to assist in hedging investments.  Such tools may prove to be incorrect or incomplete, and as a result, any decisions made in reliance thereon may expose a Fund to potential risks.  For example, in reliance on modeling and data, an adviser may purchase certain investments at prices that are too high, sell other investments at prices that are too low or forego favorable opportunities.  Similarly, any hedging based on imperfect quantitative modeling may be unsuccessful.  Some of the models used may be predictive in nature, which carry inherent risks.  For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis.  In addition, such models may produce unexpected or unintended results, especially in the event of a market disruption or an event without historical precedent, which can result in significant losses for a Fund.  Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.  Models typically depend upon correct market data inputs, complicated software and mathematical formulas.  If incorrect market data is entered into even a well-developed model or software or a mathematical formula contains even a minor flaw or error, the resulting information or model will be flawed and a Fund will likely incur losses.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in high quality, short-term debt securities and that determine their NAV per share based on the amortized cost or penny-rounding method (i.e., money market funds).  Please see “Risk Considerations - Money Market Fund Risk” for a discussion of pending regulatory reforms that may impact money market funds’ valuation practices.  The Equity Funds, Fixed Income Funds, Index Funds Target Date Funds, PNC Maryland Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund may invest in investment companies of any kind, including open-end mutual funds, closed-end investment companies, and ETFs, including in SPDRs, iShares Trust (“iShares”) and similar index tracking stocks as is consistent with their investment objectives and policies.

In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, Fixed Income Funds (other than PNC Government Mortgage Fund), Index Funds and Target Date Funds may purchase shares of investment companies investing primarily in foreign securities, including “country funds” which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers.  “Country funds” may be either open-end or closed-end investment companies. In the event substantial market or other disruptions affecting iShares or other country funds should occur, the liquidity and value of a Fund’s shares could also be substantially and adversely affected, and the Fund’s performance could be impaired.  If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

The Trust has received an exemptive order from the SEC to allow the Funds to invest in other investment companies beyond the limits prescribed by the 1940 Act and the rules and regulations thereunder.  The Target Date Funds intend to invest in a portfolio of securities and other instruments that may exclusively, primarily or otherwise include investment companies sponsored by the Adviser as well as other investment companies, including ETFs, unaffiliated with the Funds.  To the extent the Target Date Funds invest in other PNC Funds, the Adviser’s investment decisions with respect to the Target Date Funds could, under certain circumstances, negatively affect the underlying PNC Funds.  For example, the Target Date Funds may purchase and redeem shares of an underlying PNC Fund as part of a reallocation or rebalancing strategy, which may, if the Target Date Fund takes a large position in the underlying PNC Fund, result in the underlying PNC Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an underlying PNC Fund’s transaction costs, accelerate the realization of taxable income, and increase the realization of short-term capital gains, distributions of which are generally taxable to shareholders at ordinary income tax rates, if sales of securities resulted in gains.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.  Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges.  Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.  Investing in other investment companies sponsored or managed by the Adviser or affiliates of the Adviser, including other series of the Trust and PNC Advantage Funds, involves potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in those investment companies, which fees may be higher than the fees the Adviser receives for managing a Fund. Investment by a Fund in those other investment companies may be beneficial in the management of those other investment companies, by helping to achieve economies of scale or enhancing cash flows.

Investing in other investment companies gives rise to the same risks as the underlying securities in which the investment company invests.  Each Fund (except for the Target Date Funds, as more fully described above) currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs and the related exchange-traded funds governed by the SEC order referenced below) pursuant to the restrictions provided in the 1940 Act.  To the extent a Target Date Fund invests in another Fund in reliance upon certain exemptive relief provided by the SEC, such other Fund will not invest in other investment companies in reliance upon Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.  iShares and SPDRs have each obtained an order from the SEC that permits other SEC registered funds to acquire iShares and SPDRs beyond the limitations set forth in the 1940 Act if certain conditions are met.  The Tax Exempt Bond Funds and Money Market Funds will not invest in exchange-traded funds beyond the limits permitted by the 1940 Act.

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds, PNC Advantage Funds, a separate investment company affiliated with PNC Funds, and other investment companies affiliated with the Adviser. The Funds will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a PNC money market fund or PNC Advantage money market fund with respect to a Fund’s short term reserves swept into a PNC money market fund or PNC Advantage money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from a Fund’s securities lending program invested in a PNC money market fund or PNC Advantage money market fund, and the waiver may be terminated at any time without prior notice. Because the Adviser and/or its affiliates receive fees for providing services to PNC Funds and certain other funds in which the Funds may invest, the Funds’ investments in such funds benefit the Adviser and/or the Adviser’s affiliates.

Asset Allocation

The Target Date Funds and the Balanced Allocation Fund are managed by allocating each Fund’s assets among various asset classes within such Fund’s investment parameters.  In identifying eligible asset classes and investments and establishing short- and long-term strategic asset allocation ranges and minimum and maximum allocations and targets for each Fund, there can be no guarantee that the allocations will succeed or that the asset allocations will be able to account for unforeseeable events.  The Adviser’s asset allocation decisions may be based in part on the historical performance of asset classes, which may not predict or correlate with future performance of those asset classes.

The investment time horizon of the Target Date Funds may be 40 years or longer, over which it will be exceedingly difficult for the Adviser to predict major economic, social, political, regulatory and other events, including some that may not have any historical precedent, that might affect the performance of the Target Date Funds significantly.  Accordingly, there can be no guarantee that the Target Date Funds will be able to achieve capital appreciation, capital preservation, or real return.

Focused Investments

A Fund may have investments that are focused in particular countries, regions, sectors, companies or industries or may make investments with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), resulting in a greater overall risk than funds whose investments are more diversified.  Funds focusing their investments in a particular type of security or sector or in securities of companies in a particular industry are exposed to events affecting those securities, sectors or companies.  Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react in similar ways to specific economic, market, political or other developments.  Similarly, Funds that invest a significant portion of their assets in securities that are economically tied to a particular geographic region, non-U.S. country or particular market have greater exposure to regional and country economic risks than funds with foreign investments around the world.  The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries.  Furthermore, companies in a particular geographic region or non-U.S. country may be adversely affected by events impacting other companies located in that region or country because they often share common characteristics, are vulnerable to similar business risks and regulatory burdens and react in similar ways to specific economic, market, political or other developments.

Infrastructure Investments

The Target Date Funds may invest in infrastructure projects, companies in the infrastructure business, and assets representing a broad range of businesses, types of projects and assets. Infrastructure-related investments are subject to varying risks depending on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.

Infrastructure projects are usually subject to substantial government regulation and other regulatory and political risks, including expropriation, political violence or unrest, such as war, sabotage or terrorism, and unanticipated regulatory changes by a government or the inability or failure of a government to abide by international treaties or agreements. Moreover, an infrastructure entity may transact business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception may also impact a government’s level of support, financial or otherwise, or involvement with an infrastructure project.

Infrastructure investments may be subject to construction risks, including construction delays, delays in obtaining permits and regulatory approvals, unforeseeable costs due to budget and cost overruns, inexperienced contractors and contractor errors and project design or planning problems.  Additionally, such investments may give rise to operational risks, such as a project manager’s inability to manage a project, unexpected maintenance costs, governmental interference and the loss of a project’s equity investors. The operator of an infrastructure project or asset may not be able to pass through the full burden of any cost increases to customers. Investing in infrastructure projects gives rise to significant risks because of the many risks associated with construction and the often incomplete or unreliable data about projected revenues and income for such projects. The availability of initial or additional financing for an infrastructure project is often directly correlated to the stage of development and the availability of operational data. More complete and operational projects are more likely to obtain financing than projects at earlier stages of development. In addition, the ability of infrastructure entities to secure the necessary additional financing, especially during periods of market turmoil, may be limited. Complying with international standards for project financing may increase the cost of securing needed financing for a project. Investments in debt securities of infrastructure entities may also lend itself to prepayment risk if lower-cost financing becomes available.

An infrastructure-related entity may be organized under a legal or regulatory regime that provides investors with limited or no recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any collateral.

Municipal Securities

The Fixed Income Funds, Tax Exempt Bond Funds, Target Date Funds, and PNC Tax Exempt Money Market Fund may invest in Municipal Securities.  The two principal classifications of Municipal Securities consist of “general obligation” and “revenue” issues. General obligation bonds are obligations involving the credit of an issuer with taxing power and are payable from the issuer’s general unrestricted revenues and not any particular fund or source.  The method of enforcement may vary and payment may be dependent on appropriation by the issuer’s legislative body.  Limited obligation bonds, or revenue issues, are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax.   Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.  In addition, private activity bonds may be issued by and on behalf of municipalities and public authorities to obtain funds to provide a wide range of facilities.

Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility.  Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such Municipal Securities.  Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such Municipal Securities.  Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.  Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities.

There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of rating agencies represent their opinions as to the quality of Municipal Securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds.  The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Certain Municipal Securities held by the Fixed Income Funds, Tax Exempt Bond Funds, Target Date Funds and PNC Tax Exempt Money Market Fund may be insured at the time of issuance as to the timely payment of principal and interest.  The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance.  In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification.  There is, however, no guarantee that the insurer will meet its obligations.  In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Fixed Income Funds, Tax Exempt Bond Funds, Target Date Funds, and PNC Tax Exempt Money Market Fund invest in Municipal Securities that at the time of purchase are rated in one of the four highest rating categories by a rating agency for bonds and in one of the two highest rating categories by a rating agency for money market securities.  Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board.  If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the Adviser believes that it is in the best interests of the Fund to do so.  The applicable ratings are more fully described in Appendix A.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance.  Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.  In addition, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the Municipal Security to be taxable.  Also, from time to time, legislation may be introduced or litigation may arise that would change the treatment of distributions of interest from Municipal Securities to shareholders.  Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends.  See “Additional Information Concerning Taxes.”

Special Considerations regarding Investment in Municipal Securities.

By concentrating its investments in a particular state, a Fund may be more susceptible to factors adversely affecting issuers of that state’s municipal bonds than a comparable fund that does not concentrate in a single state. For example, a Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of a state’s municipal issuers to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives in a state could have an adverse effect on the debt obligations of the state’s municipal issuers. Limited obligation revenue bonds may fluctuate in investment quality due to economic factors affecting only the particular revenue stream. In addition, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds.  By concentrating its investments in municipal bonds issued in a state, as noted above, the Fund’s credit risk is dependent on the ability of the state and its political subdivisions to make timely payments on their obligations.

To evaluate and mitigate risk for each of the Maryland Tax Exempt Bond Fund and Ohio Intermediate Tax Exempt Bond Fund, the Adviser allocates investments among the various types of obligations of state and local governments and monitors the risks associated with such investments on a continuous basis.

As of July 23, 2014, Moody’s, S&P and Fitch affirmed the ratings of Aaa and AAA respectively, for the State of Maryland’s general obligation debt.  Moody’s, S&P and Fitch have assigned a stable outlook for the state.  There is no assurance that such ratings will be maintained in the future.

As of September 4, 2014, the state of Ohio’s general obligation debt was rated Aa1 by Moody’s and AA+ by both S&P and Fitch. Moody’s, S&P and Fitch have each assigned a stable outlook for the state.  There is no assurance that such ratings will be maintained in the future.

Additional Information Concerning Maryland Issuers.

State and local economic conditions may affect the investment quality and value of bonds held by the Maryland Tax Exempt Bond Fund. Following is a brief description of state-wide economic conditions derived from information released on July 23, 2014, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

The State of Maryland has a population of approximately 5.9 million, with employment based largely in services, trade, and government. Those sectors, along with financial activities, are the largest contributors to the gross state product, according to the U.S. Department of Commerce, Bureau of Economic Analysis. Population is concentrated around the Baltimore and Washington, D.C. primary metropolitan statistical areas and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 36 years. The average unemployment rate in 2013 was 6.6% compared to a national rate for the same period of 7.4%. In May 2014, the rates were 5.6% in Maryland and 6.3% in the United States. The State’s per capita personal income was the fifth highest in the country in 2013, according to the Bureau of Economic Analysis, at 122% of the national average.

Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the various types of Maryland revenue bonds. Water and sewer revenues are affected by trends in population, new construction and weather. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private healthcare corporations and hospitals are affected by changes in federal and state regulations, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. The revenues of private colleges and universities are affected by enrollment demand and cost pressures. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

To reduce risk, PNC Maryland Tax-Exempt Bond Fund allocates its investments among the various types of Maryland state and municipal obligations, evaluates the potential risks and rewards of all securities purchased, and may include some insured and pre-refunded bonds in its portfolio.

Additional Information Concerning Ohio Issuers.

State-specific mutual funds invest almost exclusively in governmental securities of issuers in their state. Thus, state-specific funds are more vulnerable to events unique in their state because they do not have the geographic diversification typically found in national municipal funds that buy municipal securities from issuers around the entire nation. Tax policies, the political environment, economic activity, demographics and population trends can vary significantly among the states. Also, the general business climate can vary between states. The cost of doing business can differ around the country relating to a state’s minimum wage, union penetration and the costs of generating electricity in different regions of the country, for example.

PNC Ohio Intermediate Tax Exempt Bond Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (“Ohio Obligations”). PNC Ohio Intermediate Tax Exempt Bond Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility, except to the extent that the economic factors described may also affect the revenues underlying conduit obligations.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Because PNC Ohio Intermediate Tax Exempt Bond invests almost exclusively in securities of issuers in the state of Ohio, the Fund is vulnerable to any unfavorable economic conditions in Ohio that can affect the credit quality of many if not all issuers in the state.  Manufacturing, including auto-related manufacturing, is the largest component of Ohio’s economy based on GDP, with other significant sectors being health care, professional and business services, agriculture and food, and trade.  While in recent years manufacturing employment in Ohio had been decreasing, to a low in 2009, manufacturing employment in Ohio has since been steadily improving.  The transportation and trade sector represents approximately 16% of Ohio’s GDP, with Ohio ranked as the 9th largest exporting state. Exports can be negatively affected by many factors, including adverse changes in the value of the U.S. dollar.  Agriculture can be negatively affected by many factors, including weather.  Any event that negatively affects these segments of the economy in Ohio could have a negative impact on governmental finances in the state and will have a greater negative impact on Ohio relative to other states in which these sectors are not as important.

Ohio’s population grew by 0.3% between 2010 and 2013, when national population grew by 2.4%.  Projections of the U.S. Census Bureau through 2030 indicate an aging population in Ohio. An aging and static or falling population in Ohio could negatively affect municipal finances over time. Population could decrease if a high number of retirees or others decide to move to other states, for example. A decreasing population could have a negative impact on municipalities as they lose taxpayers. Income taxes, sales taxes and property taxes as well as miscellaneous fees such as motor vehicle license fees could be reduced as people move away and stop paying those taxes and fees in the State of Ohio.

Many municipal issuers get a significant portion of their funding from the State of Ohio. Thus, any event that negatively affects the State of Ohio’s finances can carry over to other municipal security issuers in the state. In 2011 the State of Ohio began to cut its funding to municipalities to relieve its own financial pressures.  Funding for the 2014-2015 biennium is less than half of the 2010-2011 budget amount.  While most local governments successfully absorbed these reductions, in 2013 the State of Ohio also eliminated the estate tax, which constituted a significant source of revenue for certain Ohio communities.  These cumulative cuts have caused many issuers of municipal securities in Ohio to seek additional local levies to offset the state cuts.

Other Tax-Exempt Instruments

Investments by the Tax Exempt Bond Funds and PNC Tax Exempt Money Market Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody’s at the time of investment or which are of equivalent quality as determined by the Adviser.  Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.  A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity.  Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks.  Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Portfolio Turnover

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements for the favorable tax treatment accorded regulated investment companies (see “Additional Information Concerning Taxes”).  Portfolio turnover will not be a limiting factor in making decisions.

PNC Balanced Allocation, International Equity, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Bond, Government Mortgage, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, Ultra Short Bond and Target Date Funds utilize an active trading approach, which may result in frequent purchases and sales of portfolio securities.  Consequently, the portfolio turnover rates for these Funds, as well as other Funds, may be high.  High portfolio turnover may result in a fund realizing a greater amount of taxable gains, including short-term capital gains, distributions of which are generally taxable to shareholders at ordinary income tax rates (see “Additional Information Concerning Taxes” below) and higher expenses and other transaction costs, which are ultimately borne by a Fund’s shareholders.

PNC Retirement Income Fund experienced an increase in portfolio turnover during the 2014 fiscal year as a result of a high volume of subscriptions and redemptions of Fund shares during the period.

Conflict of Interest

A Fund may purchase in the secondary market (i) certain mortgage pass-through securities packaged and/or master serviced by PNC Bank, N.A. (“PNC Bank”) or Midland Loan Services, Inc. (“Midland”), a wholly owned subsidiary of PNC Bank, or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, Midland, PNC Bank or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Bank, Midland, or their affiliates.  PNC Bank or its affiliates may make certain representations and warranties relating to the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is inaccurate, then the holders of the mortgage-backed securities could trigger an obligation of PNC Bank or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Bank or its affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

INVESTMENT LIMITATIONS AND RESTRICTIONS

Each Fund is subject to a number of investment limitations and restrictions. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined under “Miscellaneous”).

The following investment limitations apply, except as otherwise indicated, to all Funds other than the Target Date Funds, Mid Cap Index Fund and Small Cap Index Fund:

No Fund may:

1.             Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a)   there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S., the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b)   wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c)   utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d)   personal credit and business credit businesses will be considered separate industries.

2.             Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.  Each of the Maryland Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund may invest in debt obligations and private placements in accordance with their investment objectives and policies.

3.             Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

4.             Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5.             Invest in commodities, except that as consistent with its investment objective and policies a Fund may:  (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.  For purposes of this investment limitation, “commodities” includes commodity contracts.

6.             Act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Each of the Equity Funds, the Fixed Income Funds, the S&P 500 Index Fund, the Intermediate Tax Exempt Bond Fund, the Maryland Tax Exempt Bond Fund and the Tax Exempt Limited Maturity Bond Fund may not:

7.             Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that (i) up to 25% of the value of the Equity Funds’, the S&P 500 Index Fund’s, the Fixed Income Funds’, the Intermediate Tax Exempt Bond Fund’s and the Tax Exempt Limited Maturity Bond Fund’s total assets may be invested without regard to such limitations and (ii) up to 50% of the value of the Maryland Tax Exempt Bond Fund’s total assets may be invested without regard to these limitations, provided that no more than 25% of the Maryland Tax Exempt Bond Fund’s total assets may be invested in the securities of any one issuer.

Each of the Intermediate Tax Exempt Bond, Maryland Tax Exempt Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, and Tax Exempt Limited Maturity Bond Fund may not:

8.             Change its fundamental investment policy without a vote of the Fund’s shareholders.

With respect to investment limitation No. 3 above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings.  Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the fundamental investment policy No. 5 above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Funds are not restricted from investing in or entering into swap contracts or such other financial transactions by fundamental policy 5.

Investment limitation No. 7 above does not apply to the Money Market Funds which are instead subject to the portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

The following investment limitations apply only to the Target Date Funds:

Each Target Date Fund:

1.             May not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a)   there is no limitation with respect to investment in investment companies or obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S., the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b)   wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c)   utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d)   personal credit and business credit businesses will be considered separate industries.

2.             May not make loans in violation of the applicable provisions of the 1940 Act and the rules and regulations thereunder.

3.             May not borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act and the rules and regulations thereunder.

4.             May not purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.  Each Fund may hold or dispose of any assets it may hold or come into the possession of by virtue of an investment that was made in accordance with its investment policies.

5.             May invest in commodities and commodity contracts of any kind without limitation.

6.             May not act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

7.             May not change its classification under the 1940 Act as a diversified investment company.

With respect to investment limitation No. 3 above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings.  Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

The following investment limitations apply only to the Mid Cap Index Fund and Small Cap Index Fund:

Each of the Mid Cap Index Fund and Small Cap Index Fund:

1.     May not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a)   there is no limitation with respect to investment in investment companies or obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S., the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b)   wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c)   utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

(d)   personal credit and business credit businesses will be considered separate industries; and

(e) each Fund may cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of and securities related to one or more issuers conducting their principal activities in the same industry or group of industries if the components of the index whose performance the Fund seeks to approximate are concentrated in that industry or group of industries at the time of the Fund’s purchase.

2.             May not make loans in violation of the applicable provisions of the 1940 Act and the rules and regulations thereunder.

3.             May not borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act and the rules and regulations thereunder.

4.             May not purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.  Each Fund may hold or dispose of any assets it may hold or come into the possession of by virtue of an investment that was made in accordance with its investment policies.

5.             May invest in commodities and commodity contracts of any kind without limitation.

6.             May not act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

7.             May not change its classification under the 1940 Act as a diversified investment company.

With respect to investment limitation No. 1(e) above, each of the Mid Cap Index Fund and Small Cap Index Fund may so concentrate when the Adviser believes doing so is consistent with the Fund’s investment objective.

With respect to investment limitation No. 3 above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings.  Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

In addition, the Funds (other than the Target Date Funds, Mid Cap Index Fund and Small Cap Index Fund) are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

No Fund may:

1.             Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC) in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the PNC Funds group of investment companies.

2.             Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund’s investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

3.             Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund’s investment objective and policies, (a) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short), and (d) the S&P 500 Index Fund can otherwise engage in short sales that are covered in accordance with the guidelines of the SEC and its staff.

4.             Purchase securities of companies for the purpose of exercising control.

5.             Invest more than 15% of its net assets in illiquid securities (5% of total assets in the case of the Money Market Funds).

6.             Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets.  Securities held in escrow or in separate accounts in connection with a Fund’s investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

With respect to investment limitation No. 1 above, see “Securities of Other Investment Companies” above for the limitations applicable to each Fund’s investments in other investment companies.  With respect to investment limitation No. 3(c) and (d), see “Short Sales” above.

In addition, all of the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

Except for the Funds’ policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

NET ASSET VALUE

Valuation of the Money Market Funds

The investments of the Money Market Funds, other than investments in other money market funds, repurchase agreements and funding agreements are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Money Market Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. Investments in other money market funds are valued at their respective NAV as determined by those funds each business day. Investments in repurchase agreements and funding agreements are valued at par each business day.

Each Money Market Fund invests only in high quality short-term instruments, and will not purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act.  Each Money Market Fund maintains a dollar-weighted average portfolio maturity of less than 60 days and a weighted average life of less than 120 days.  If the Board believes that the deviation between the value of a Fund’s portfolio based on amortized cost and market value may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results.  These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, redeeming shares in kind, reducing the number of a Fund’s outstanding shares without monetary consideration, or utilizing a NAV per share determined by using available market quotations.

Please see “Risk Considerations - Money Market Fund Risk” for a discussion of pending regulatory reforms that may impact the Funds’ valuation practices.

Valuation of Debt Securities

Assets of the Funds (other than the Money Market Funds) invested in debt securities are typically valued by an independent pricing service (“Service”) approved by the Board.  When quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid price (as obtained by the Service from dealers in such securities).  The Funds, under the supervision of the Board, reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of those fixed income securities.  Debt securities as well as other investments may be carried at fair value based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service.

Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are value at mark-to-market until the 60th day before maturity; after which they are valued at amortized cost until maturity.

Valuation of Equity Securities

In determining market value for equity securities and ETFs, the assets of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, or the exchange on which they are traded.  Securities quoted on the NASDAQ National Market System are valued at the official closing price.  Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices.  Equity securities and ETFs for which there were no transactions, and for which market quotations are not readily available, are typically valued at the mean between the most recent bid and asked prices.

Valuation of Foreign Securities

Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation.  Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.  For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s NAV is not calculated.  In such cases, the NAV of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Valuation of Shares of Other Mutual Funds

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day.  The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Other

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by the Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the incidence of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Forward currency contracts are valued based upon closing foreign exchange rates from each respective foreign market.  Futures contracts are valued at the daily quoted settlement prices.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The sale of the Funds’ shares is facilitated by PNC Funds Distributor, LLC (the “Underwriter”), which has agreed to use commercially reasonable efforts to distribute shares of the Funds.  The issuance of shares is recorded on the books of the Trust.  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor’s financial institution at its principal office or directly to the Trust at PNC Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, RI 02940-9795.  Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange.  Guarantees must be signed by an authorized signatory and “Signature Guaranteed” must appear with the signature.  An investor’s financial institution may request further documentation from corporations, executors, administrators, Trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

Redemption requests will be processed at the next NAV determined after a Fund receives your request in good order, less any applicable deferred sales charge.  Good order means that complete information is provided about your sale request.  In order to receive a Fund’s next determined NAV when you redeem through an authorized financial intermediary, your authorized financial intermediary must receive your redemption request in good order before the time described in the applicable Fund’s Prospectus, and your authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.

The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b)

the NYSE is closed for other than customary weekend and holiday closings; (c) upon providing prior notification to the SEC, the Board determines that a PNC Money Market Fund’s shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund; (d) the SEC has by order permitted such suspension; or (e) an emergency exists as determined by the SEC, as a result of which: (i) disposal by the Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Funds to determine the fair market value of its net assets.

Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses.  In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and would be subject to tax on any gain realized upon such sale.

The applicable Prospectuses provide a summary of the principal risks to the Funds of excessive trading in Fund shares (sometimes referred to as market timing) and each Fund’s procedures to limit this activity.  These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade in foreign markets.  Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day.  The market timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.  The Funds do not have any arrangements with any person or group of individuals to permit frequent purchases and redemptions of Fund shares.

Class I Shares of the Funds are sold to financial institutions investing for their own or their customers’ accounts or directly to corporate investors.  Class I Shares of the Funds may also be sold to employees, directors, officers and retirees of the Trust, PNC or any of its affiliates, the Funds’ Co-Administrators, Underwriter, or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. There is no subsequent minimum investment.  Class A Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at the public offering price based on a Fund’s NAV plus a front-end load or sales charge as described in the Prospectuses for Class A and Class C Shares. Class A Shares of the Money Market Funds are sold to individual corporate investors and retirement plans at a Fund’s NAV (no load).  Class C Shares of PNC Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of PNC Money Market Fund.  Class C Shares of PNC Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable Prospectus.  Class C Shares of PNC Money Market Fund are also available for purchase by retirement plans.  Class C Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at NAV plus a contingent deferred sales charge (“CDSC”), as described in the Prospectuses for Class A and Class C Shares.  Investor Class Shares of the Money Market Funds are sold to financial intermediaries.  Generally, the Funds do not accept purchase orders from foreign investors; however, the Funds reserve the ability to change this practice without prior notice.  Class T Shares of PNC Balanced Allocation Fund and the PNC Target Date Funds are available for purchase by clients of the Investment Centers of PNC Investments LLC and clients of other authorized financial intermediaries and investment programs. Class T Shares are sold at the public offering price based on a Fund’s NAV plus a front-end load or sales charge as described in the Prospectus for Class T Shares.

Class R shares of the Target Date Funds and Class R4 and Class R5 Shares of the Index Funds are generally available for purchase by qualified plans maintained pursuant to Sections 401(a) or 403 of the Code (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans and Taft-Hartley multi-employer pension plans), health care benefit fund plans or voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code (collectively, “Qualified Plans”), non-qualified deferred compensation plans, IRAs and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Underwriter or the Adviser to utilize Class R, Class R4 or Class R5 shares in certain investment products or programs, endowment funds, foundations, any state, county or city or its instrumentality, department, authority or agency, 457 Plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies (both affiliated and not affiliated with the Adviser) and any entity considered a corporation for tax purposes (including corporate non-qualified deferred compensation plans of such corporations).  Typically, a plan will only offer Class R4 or Class R5 shares and not both.  Normally, the plan sponsor or plan administrator determines the class of shares to be offered on the plan based on an evaluation of factors that may, but will not necessarily, include the nature, quality and level of services provided to plan participants under the plan and the cost of providing those services.  Expenses borne by shareholders of the Funds may be used, directly or indirectly, to pay for those services.  Financial firms may also provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and SAI.

In order to receive a Fund’s next determined NAV when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your redemption request in good order before the time described in the applicable Fund’s Prospectus, and your authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Orders will be priced at the NAV next computed after they are received by a Fund in good order.

The offering price of Class A or Class T Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.  The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection.

The tables below show the sales charge you will pay as a percentage of the offering price per share and as a percentage of the amount invested, and the portion of the various fees and expenses that are paid (reallowed) to securities dealers, depending upon your level of investment for each Fund.

Class A Shares International Equity, Large Cap Core, Large Cap Growth, Large Cap Value, Mid Cap, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, and Small Cap Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $25,000	5.50	5.82	5.00
$25,000 but less than $50,000	5.25	5.54	4.75
$50,000 but less than $100,000	4.75	4.99	4.25
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	3.00	3.09	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more*	0.00	0.00	0.00

Class A Shares Balanced Allocation Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $50,000	4.75	4.99	4.25
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more*	0.00	0.00	0.00

Class A Shares S&P 500 Index Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $100,000	2.50	2.56	2.00
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.00
$500,000 but less than $1,000,000	1.00	1.01	0.50
$1,000,000 or more*	0.00	0.00	0.00

Class A Shares Bond, Government Mortgage, High Yield Bond, Intermediate Bond and Total Return Advantage Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $50,000	4.50	4.71	4.00
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more*	0.00	0.00	0.00

Class A Shares Intermediate Tax Exempt Bond, Maryland Tax Exempt Bond, Ohio Intermediate Tax Exempt Bond, and Tax Exempt Limited Maturity Bond Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $100,000	3.00	3.09	2.50
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.00
$500,000 but less than $1,000,000	1.00	1.01	0.50
$1,000,000 or more*	0.00	0.00	0.00

Class A Shares Limited Maturity Bond Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $100,000	2.00	2.04	1.50
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.00	1.01	0.75
$500,000 but less than $1,000,000	0.50	0.50	0.25
$1,000,000 or more*	0.00	0.00	0.00

Class A Shares Ultra Short Bond Fund

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Reallowance as a % of Offering Price Per Share
Less than $100,000	1.00	1.01	0.50
$100,000 but less than $1,000,000	0.50	0.50	0.25
$1,000,000 or more*	0.00	0.00	0.00

Class T Shares Balanced Allocation Fund and Target Date Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers’ Maximum Reallowance as a % of Offering Price Per Share
Less than $50,000	3.50	3.63	3.50
$50,000 but less than $100,000	3.00	3.09	3.00
$100,000 but less than $250,000	2.50	2.56	2.50
$250,000 but less than $500,000	1.50	1.52	1.50
$500,000 but less than $1,000,000	1.00	1.01	1.00
$1,000,000 or more*	—	—	—

*There is no front-end sales charge on purchases of Class A or Class T Shares of $1,000,000 or more and in such cases, the Adviser, or one of its affiliates, may make a payment to the selected dealer in an amount not to exceed (i) 1.00% (0.50% for the S&P 500 Index Fund) of the amount invested, with respect to the PNC Equity Funds, PNC Balanced Allocation Fund, and PNC Target Date Funds and (ii) 0.50% (0.25% for the Limited Maturity Bond Fund) of the amount invested, with respect to the PNC Fixed Income Funds (except the Ultra Short Bond Fund) and Tax Exempt Bond Funds. If you redeem the shares purchased after May 1, 2013 without a sales charge within 12 months after the purchase date, a CDSC of (i) 1.00% will be charged against your account, with respect to PNC Equity Funds (except the S&P 500 Index Fund for which a 0.50% CDSC will be charged against your account), PNC Balanced Allocation Fund, and PNC Target Date Funds and (ii) 0.50% will be charged against your account, with respect to the PNC Fixed Income and Tax Exempt Bond Funds (except the Limited Maturity Bond Fund, for which a 0.25% CDSC will be charged against your account and the Ultra Short Bond Fund, which is not subject to a CDSC).  Shares purchased without a sales charge prior to May 1, 2013 will be subject to the CDSCs described above for 18 months from the date of purchase.

The front-end sales charge, if applicable for a Fund, will be waived on Class A or Class T Shares purchased:

•                                          by Trustees and officers of the Trust and their immediate families (spouse, parents, siblings, children and grandchildren);

•                                          by directors and retired directors, officers, employees and retirees of BNY Mellon Investment Servicing or any of its affiliates and their immediate families, employees and retired employees of PNC or any of its affiliates and their immediate families and participants in employee benefit/retirement plans of PNC or any of its affiliates;

•                                          by officers, directors, employees and retirees of the Sub-Adviser and distributor, and members of their immediate families; and

•                                          through certain broker-dealers who have entered into an agreement with the PNC Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.  Check with your broker-dealer to see if you qualify for this exemption.

Please refer to the Prospectus for detailed information concerning the front-end sales charge on purchases of Class A or Class T Shares.

Automatic investment programs such as the Planned Investment Program (“Program”) described in the Prospectuses permit an investor to use “dollar cost averaging” in making investments.  Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals.  This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices.  In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis.  Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.  An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.  From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500® Index or Barclays Capital U.S. Intermediate Government Bond Index.

Offering Price Per Class A Share of the Funds

An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund’s net assets and number of outstanding shares on May 31, 2014 is shown below.

Balanced Allocation Fund
Net Assets of A Shares	$10,821,723.00
Outstanding A Shares	811,382.00
Net Asset Value Per Share	$13.34
Sales Charge, 4.75% of Offering Price	$0.67
Offering Price to Public	$14.01

	International Equity Fund	Large Cap Core Fund
Net Assets of A Shares	$13,919,649.00	$2,783,760.00
Outstanding A Shares	685,211.00	187,929.00
Net Asset Value Per Share	$20.31	$14.81
Sales Charge, 5.50% of Offering Price	$1.18	$0.86
Offering Price to Public	$21.49	$15.67

	Large Cap Growth Fund	Large Cap Value Fund
Net Assets of A Shares	$12,972,942.00	$24,746,519.00
Outstanding A Shares	527,861.00	1,221,597.00
Net Asset Value Per Share	$24.58	$20.26
Sales Charge, 5.50% of Offering Price	$1.43	$1.18
Offering Price to Public	$26.01	$21.44

	Mid Cap Fund	Multi-Factor Small Cap Core Fund
Net Assets of A Shares	$9,502,593.00	$6,098,680.00
Outstanding A Shares	544,747.00	333,489.00
Net Asset Value Per Share	$17.44	$18.29
Sales Charge, 5.50% of Offering Price	$1.02	$1.06
Offering Price to Public	$18.46	$19.35

	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
Net Assets of A Shares	$20,193,373.00	$13,673,371.00
Outstanding A Shares	1,111,111.00	776,049.00
Net Asset Value Per Share	$18.17	$17.62
Sales Charge, 5.50% of Offering Price	$1.06	$1.03
Offering Price to Public	$19.23	$18.65

Small Cap Fund
Net Assets of A Shares	$61,133,720.00
Outstanding A Shares	3,104,066.00
Net Asset Value Per Share	$19.69
Sales Charge, 5.50% of Offering Price	$1.15
Offering Price to Public	$20.84

S&P 500 Index Fund
Net Assets of A Shares	$19,093,314.00
Outstanding A Shares	1,246,996.00
Net Asset Value Per Share	$15.31
Sales Charge, 2.50% of Offering Price	$0.39
Offering Price to Public	$15.70

	Bond Fund	Government Mortgage Fund
Net Assets of A Shares	$3,643,537.00	$10,887,834.00
Outstanding A Shares	343,342.00	1,171,140.00
Net Asset Value Per Share	$10.61	$9.30
Sales Charge, 4.50% of Offering Price	$0.50	$0.44
Offering Price to Public	$11.11	$9.74

	Intermediate Bond Fund	Total Return Advantage Fund
Net Assets of A Shares	$4,991,325.00	$4,644,572.00
Outstanding A Shares	449,914.00	423,235.00
Net Asset Value Per Share	$11.09	$10.97
Sales Charge, 4.50% of Offering Price	$0.52	$0.52
Offering Price to Public	$11.61	$11.49

High Yield Bond Fund
Net Assets of A Shares	$628,189.00
Outstanding A Shares	73,664.00
Net Asset Value Per Share	$8.53
Sales Charge, 4.50% of Offering Price	$0.40
Offering Price to Public	$8.93

Limited Maturity Bond Fund
Net Assets of A Shares	$3,299,188.00
Outstanding A Shares	321,426.00
Net Asset Value Per Share	$10.26
Sales Charge, 2.00% of Offering Price	$0.21
Offering Price to Public	$10.47

Ultra Short Bond Fund
Net Assets of A Shares	$2,285,863.00
Outstanding A Shares	229,141.00
Net Asset Value Per Share	$9.98
Sales Charge, 1.00% of Offering Price	$0.10
Offering Price to Public	$10.08

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund
Net Assets of A shares	$2,857,756.00	$554,504.00
Outstanding A shares	289,306.00	49,495.00
Net Asset Value Per Share	$9.88	$11.20
Sales Charge, 3.00% of Offering Price	$0.31	$0.35
Offering Price to Public	$10.19	$11.55

Ohio Intermediate Tax Exempt Bond Fund
Net Assets of A Shares	$5,293,731.00
Outstanding A Shares	476,968.00
Net Asset Value Per Share	$11.10
Sales Charge, 3.00% of Offering Price	$0.34
Offering Price to Public	$11.44

Tax Exempt Limited Maturity Bond Fund
Net Assets of A Shares	$470,335.00
Outstanding A Shares	44,778.00
Net Asset Value Per Share	$10.50
Sales Charge, 3.00% of Offering Price	$0.32
Offering Price to Public	$10.82

Exchange Privilege

Investors may exchange all or part of their Class A Shares, Class C Shares, Class T, Class I, Class R, Class R4 or Class R5 Shares as described in the applicable Prospectuses.  Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange.  The exchange privilege may be modified or terminated at any time upon 60 days’ notice to shareholders.

By use of the exchange privilege, the investor authorizes the Transfer Agent’s financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine.  The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class R4 Shares, Class R5 Shares, or Class T Shares and the account number.  The Transfer Agent’s records of such instructions are binding.

DESCRIPTION OF SHARES

The Trust is a Delaware statutory trust.  The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any issued or unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.  Any such classification or reclassification will comply with the provisions of the 1940 Act.  Pursuant to such authority, the Board has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

Balanced Allocation Fund
Class AA	Class I Shares
Class AA — Special Series 1	Class A Shares
Class AA — Special Series 3	Class C Shares
Class AA — Special Series 7	Class T Shares

International Equity Fund
Class U	Class I Shares
Class U — Special Series 1	Class A Shares
Class U — Special Series 3	Class C Shares

Large Cap Core Fund
Class W	Class I Shares
Class W — Special Series 1	Class A Shares
Class W — Special Series 3	Class C Shares

Large Cap Growth Fund
Class H	Class I Shares
Class H — Special Series 1	Class A Shares
Class H — Special Series 3	Class C Shares

Large Cap Value Fund
Class M	Class I Shares
Class M — Special Series 1	Class A Shares
Class M — Special Series 3	Class C Shares

Mid Cap Fund
Class PP	Class I Shares
Class PP — Special Series 1	Class A Shares
Class PP — Special Series 3	Class C Shares

Multi-Factor Small Cap Core Fund
Class GGG	Class I Shares
Class GGG — Special Series 1	Class A Shares

Multi-Factor Small Cap Growth Fund
Class HHH	Class I Shares
Class HHH — Special Series 1	Class A Shares
Class HHH — Special Series 2	Class C Shares

Multi-Factor Small Cap Value Fund
Class N	Class I Shares
Class N — Special Series 1	Class A Shares
Class N — Special Series 3	Class C Shares

S&P 500 Index Fund
Class V	Class I Shares
Class V — Special Series 1	Class A Shares
Class V — Special Series 3	Class C Shares
Class V— Special Series 4	Class R4 Shares
Class V— Special Series 5	Class R5 Shares

Mid Cap Index Fund
Class LL — Special Series 1	Class I Shares
Class LL— Special Series 4	Class R4 Shares
Class LL— Special Series 5	Class R5 Shares

Small Cap Index Fund
Class MM — Special Series 1	Class I Shares
Class MM — Special Series 4	Class R4 Shares
Class MM — Special Series 5	Class R5 Shares

Small Cap Fund
Class EEE	Class I Shares
Class EEE — Special Series 1	Class A Shares
Class EEE — Special Series 3	Class C Shares

Bond Fund
Class R	Class I Shares
Class R — Special Series 1	Class A Shares
Class R — Special Series 3	Class C Shares

Government Mortgage Fund
Class DD	Class I Shares
Class DD — Special Series 1	Class A Shares
Class DD — Special Series 3	Class C Shares

High Yield Bond Fund
Class QQ	Class I Shares
Class QQ — Special Series 1	Class A Shares

Intermediate Bond Fund
Class I	Class I Shares
Class I — Special Series 1	Class A Shares
Class I — Special Series 3	Class C Shares

Limited Maturity Bond Fund
Class O	Class I Shares
Class O — Special Series 1	Class A Shares
Class O — Special Series 3	Class C Shares

Total Return Advantage Fund
Class P	Class I Shares
Class P — Special Series 1	Class A Shares
Class P — Special Series 3	Class C Shares

Ultra Short Bond Fund
Class SS	Class I Shares
Class SS — Special Series 1	Class A Shares
Class SS — Special Series 3	Class C Shares

Intermediate Tax Exempt Bond Fund
Class L	Class I Shares
Class L — Special Series 1	Class A Shares
Class L — Special Series 3	Class C Shares

Maryland Tax Exempt Bond Fund
Class JJJ	Class I Shares
Class JJJ — Special Series 1	Class A Shares
Class JJJ — Special Series 3	Class C Shares

Ohio Intermediate Tax Exempt Bond Fund
Class K	Class I Shares
Class K — Special Series 1	Class A Shares
Class K — Special Series 3	Class C Shares

Tax Exempt Limited Maturity Bond Fund
Class KKK	Class I Shares
Class KKK — Special Series 1	Class A Shares

Government Money Market Fund
Class B	Class I Shares
Class B — Special Series 1	Class A Shares

Money Market Fund
Class A	Class I Shares
Class A — Special Series 1	Class A Shares
Class A — Special Series 3	Class C Shares

Tax Exempt Money Market Fund
Class D	Class I Shares

Class D — Special Series 1	Class A Shares
Class D — Special Series 6	Advisor Class Shares

Treasury Money Market Fund
Class C	Class I Shares
Class C — Special Series 1	Class A Shares

Target 2020 Fund
Class VVV	Class I Shares
Class VVV — Special Series 4	Class R Shares
Class VVV — Special Series 7	Class T Shares

Target 2030 Fund
Class WWW	Class I Shares
Class WWW — Special Series 4	Class R Shares
Class WWW — Special Series 7	Class T Shares

Target 2040 Fund
Class XXX	Class I Shares
Class XXX — Special Series 4	Class R Shares
Class XXX — Special Series 7	Class T Shares

Target 2050 Fund
Class YYY	Class I Shares
Class YYY — Special Series 4	Class R Shares
Class YYY — Special Series 7	Class T Shares

Retirement Income Fund
Class ZZZ	Class I Shares
Class ZZZ — Special Series 4	Class R Shares
Class ZZZ — Special Series 7	Class T Shares

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion.  When issued for payment as described in the Prospectuses, a Fund’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter.  Rule 18f-2 further provides that a Fund will be deemed to be affected by a matter, unless the interests of each Fund in the matter are substantially identical or the matter does not affect any interest of the Fund.  Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.  In addition, shareholders of each class in a particular investment fund have equal voting rights except that only shareholders of a particular class of a Fund will be entitled to vote on matters relating to a plan adopted pursuant to Rule 12b-1 for such shares.

Shareholders are entitled to one vote for each full Share and a fractional vote for each fractional Share held by such shareholder.  Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

The Trust’s Agreement and Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law) to: (a) sell and convey the assets of an investment Fund to another management investment company for consideration, which may include securities issued by the purchaser and, in connection therewith, cause all outstanding shares of such Fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment Fund’s assets into money and, in connection therewith, cause all outstanding shares of such Fund involved to be redeemed at their NAV; or (c) combine the assets belonging to an investment Fund with the assets belonging to another investment Fund of the Trust, if the Board reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, cause all outstanding shares of any Fund to be redeemed at their NAV or converted into shares of another class of the Funds at NAV.  In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the Fund’s securities.  The exercise of such authority by the Board will be subject to the provisions of the 1940 Act, and the Board will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund’s shareholders at least 30 days prior thereto.

Each of PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund expects to reach its most conservative asset allocation ranges on or around its respective target date.  At that time, each Target Date Fund’s asset allocation ranges are expected to be substantially similar to those that apply to PNC Retirement Income Fund.  Accordingly, the Board has approved a proposal and intends to cause each Target Date Fund to merge into PNC Retirement Income Fund on or around its respective target date.  The consummation and timing of the mergers remains subject to the Board’s discretion, the Board’s consideration of other strategic alternatives, and applicable regulatory requirements.  There can be no assurance that the mergers with the PNC Retirement Income Fund will occur.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional U.S. federal tax considerations generally affecting the Funds and their shareholders and the following information supplements and should be read in conjunction with the Funds’ Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning.  Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.  Potential investors should consult their tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  These authorities are subject to change, possibly with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund is treated as a separate corporation for U.S. federal income tax purposes.  Each Fund has elected to be treated as a regulated investment company under Subchapter M, Chapter 1, Subtitle A of the Code and intends each year to qualify and to be eligible to be treated as such.  As a regulated investment company, a Fund will generally not be subject to U.S. federal income tax on its net investment income and realized capital gains that it distributes in a timely manner to shareholders.  In order to qualify for treatment as a regulated investment company, each Fund must, among other things, meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested (x) in the securities (other than U.S.

government securities and securities of other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships.

Third, the Fund must distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss) and net tax exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

Each Fund intends to comply with these requirements.  If a Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise were to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at regular corporate rates, and all distributions from earnings and profits, including any distributions of net tax exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portion of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that such shareholder meets certain holding period and other requirements in respect of the Fund’s shares.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is afforded special tax treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income (the excess of capital gains over capital losses) for the one-year period ending October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year.  For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the Fund is permitted to elect and so elects) generally are treated as arising on January 1 of the following calendar year.  Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  Each Fund intends to make sufficient distributions each calendar year to avoid liability for this excise tax, although there can be no assurance that it will do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31  or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income.  Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.  Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If a Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains.  A Fund must use any post-2010 losses, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.  See each Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any capital loss carryforwards). Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates.  In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.  If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Except for exempt-interest dividends (defined below) paid by the Tax Exempt Bond Funds and Tax Exempt Money Market Funds, and exempt-interest dividends, if any, paid by the Target Date Funds, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, are generally taxable to shareholders.  If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.

For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends paid by the Tax Exempt Bond Funds and Tax Exempt Money Market Funds, and exempt-interest dividends, if any, paid by the Target Date Funds, as described below) are generally taxable as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain and loss on such investments.  Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.  Distributions from capital gains are generally made after applying any available capital loss carryovers.    Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.  Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.  The Fixed Income Funds, the Tax Exempt Bond Funds and the Money Market Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund receives dividends from another mutual fund, an ETF or another investment company that qualifies as a regulated investment company (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).  The International Equity Fund, the Fixed Income Funds, the Tax Exempt Bond Funds and the Money Market Funds do not expect a significant portion of Fund distributions to qualify for the dividends-received deduction.

If a Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.  Similarly, with respect to any Fund that might otherwise be eligible to pay exempt-interest dividends (defined below), any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals to the extent their income exceeds certain threshold amounts, and of certain trusts and estates under similar rules.  Certain details of the implementation of this tax remain subject to future guidance.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends, defined below), and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Additional Tax Information Concerning the Tax Exempt Bond Funds and the Tax Exempt Money Market Funds

As described above and in the Prospectuses, the Tax Exempt Bond Funds and the Tax Exempt Money Market Funds (the “Tax Exempt Money Market Funds” and together with the Tax Exempt Bond Funds, the “Tax Exempt Funds”) intend to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by such Funds (“exempt-interest dividends”) for U.S. federal income tax purposes.  The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal.  Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Tax Exempt Funds’ exempt-interest dividends.  In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof.  “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) which occupies more than 5% of the usable area of such facilities or (iii) for which such facilities or a part thereof were specifically constructed, reconstructed or acquired.  “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

Each Tax Exempt Fund intends to pay exempt-interest dividends.  A Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the close of each quarter, at least 50% of the value of the Fund’s total assets consists of securities generating interest that is exempt from federal income tax under Section 103(a) of the Code.  Each Tax Exempt Fund intends to satisfy this requirement.  Fund distributions reported as exempt-interest dividends are generally not subject to U.S. federal income tax, but they may be subject to state and local taxes.  A Fund will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.  In the case of the state-specific Tax Exempt Funds, distributions of interest derived from municipal securities of the state for which the Fund is named are generally exempt from personal income taxes in such state.  Shareholders should consult their tax advisers regarding the state tax consequences of an investment in the Tax Exempt Funds.

Distributions of capital gains or income not attributable to interest on a Tax Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described above.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Tax Exempt Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt-interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness times the ratio of the exempt-interest dividends received by the shareholder to all of the Tax Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends).

An investment in a Tax Exempt Fund may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders.  For example, if a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.  Certain of the Tax Exempt Funds intend to invest in tax-exempt obligations that would not subject shareholders to alternative minimum tax.  See “Investment Objectives and Policies” to determine whether a particular Tax Exempt Fund intends to do so.  In any event, corporate shareholders will generally be required to take into account all exempt-interest dividends from the Tax Exempt Funds in determining certain adjustments for alternative minimum tax purposes.  Individual and corporate shareholders should consult their tax advisers regarding the potential alternative minimum tax implications of holding shares of a Tax Exempt Fund.

In purchasing tax-exempt obligations, the Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes.  The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements.  No assurance can be given that the IRS will not successfully challenge the tax-exempt status of an obligation, which could cause interest on the obligation to be taxable.  Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt.  If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued.  In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.  In addition, from time to time legislation may arise that would change the tax treatment of exempt-interest dividends.  Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends.  Shareholders should consult their tax advisers for the current law on exempt-interest dividends.

For information concerning the possible payment of exempt-interest dividends by the Target Date Funds, see “Additional Information Concerning the Target Date Funds” below.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.  Upon the effectiveness of the floating NAV amendments, discussed above, the NAV of a Fund that is subject to the floating NAV amendments may be more likely to vary from $1.00 per share, which would result in shareholders realizing a gain or loss upon the sale, exchange or redemption of such Fund’s shares.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.  In addition, in the case of the Target Date Funds, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be disallowed, to the extent of any exempt-interest dividends received by the shareholder with respect to the shares.  Further, in the case of all Funds, under current rules, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of a Fund other than a Money Market Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.  See the Funds’ Prospectuses for more information.

Taxation of Fund Investments

Original Issue Discount and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.  These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Issuer Deductibility of Interest

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining terms of the bond.  In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund.  Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Investments in REITs and Mortgage-Related Securities

Any investment by a Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”).  Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax.  A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

As a result of these rules regarding excess inclusions and certain rules applicable to charitable remainder trusts, a Fund investing in such interests that give rise to excess inclusion income may not be a suitable investment for charitable remainder trusts.  Charitable remainder trusts should consult their tax advisers regarding an investment in the Funds.

Foreign Currency Transactions

Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax.  For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives Transactions

The U.S. federal income tax treatment of a Fund’s options activity will vary based on the nature and the subject of the options.  In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction).  If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock.  Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock.  If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased.  Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction.  Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code.   Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security.  Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called “qualified covered calls.” Very generally, where a taxpayer writes an option a single stock that is “in the money” but not “deep in the money,” the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”).  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities.  These rules could therefore affect the amount, timing and/or character of distributions to, and thus taxes payable by, shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Commodities and Commodity-Linked Instruments

A Fund’s direct and indirect investments in commodities or commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify.  Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level.

As discussed in the Target Date Funds’ Prospectus, each Target Date Fund may seek exposure to commodities and commodity-related instruments indirectly through a wholly owned subsidiary organized under the laws of a foreign jurisdiction. Any such subsidiary will intend to operate in such a manner that the 90% gross income test is satisfied in respect of the Target Date Fund investing in such subsidiary. As described above, another requirement for qualifying for the special tax treatment accorded regulated investment companies and their shareholders is that each Target Date Fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of its total assets may be invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Target Date Fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, each Target Date Fund may not invest more than 25% of the value of its assets in such a wholly owned subsidiary. It is expected that such a subsidiary generally will not be subject to U.S. federal income tax. However, the subsidiary will be a controlled foreign corporation under the Code. As a “U.S. Shareholder” of a subsidiary (a U.S. person who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock), the Target Date Fund investing in such subsidiary will be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Target Date Fund its pro rata share of the subsidiary’s “subpart F income” for the subsidiary’s taxable year ending within the Target Date Fund’s taxable year, whether or not such income is actually distributed by the subsidiary to the Target Date Fund. Subpart F income generally includes interest, OID (defined above), dividends, net gains from the disposition of stocks or securities or from commodities transactions, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the subsidiary’s underlying income. Net losses incurred by the subsidiary during a tax year do not flow through to the Target Date Fund and thus will not be available to offset income or capital gain generated from the Target Date Fund’s other investments. In addition, net losses incurred by a subsidiary during a tax year generally cannot be carried forward by the subsidiary to offset gains realized by it in subsequent taxable years. To the extent the Target Date Fund invests in a subsidiary and recognizes subpart F income in excess of actual cash distributions from the subsidiary, the Target

Date Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Target Date Fund level.

Exchange-Traded Notes

The timing and character of income or gains arising from ETNs can be uncertain.  An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Target Date Funds’ ability to qualify for treatment as a regulated investment company and to avoid a Fund-level tax.

Book-Tax Differences

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any).  If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax.  In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Additional Tax Information Concerning the Target Date Funds

So long as the Target Date Funds invest all or substantially all of their assets in shares of Underlying RICs, their distributable income and gains will consist substantially of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs.  To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, a Fund investing in such Underlying RIC will not be able to benefit from those losses until (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Target Date Fund recognizes its shares of those losses (so as to offset distributions of net income or capital gains from other investments) when it disposes of shares of the Underlying RIC.  Moreover, even when a Target Date Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction.  In particular, a Target Date Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Target Date Fund’s sales of Underlying RIC shares that have generated losses.  A wash sale occurs if shares of an Underlying RIC are sold by the Target Date Fund at a loss and the Target Date Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale.  The wash-sale rules could defer losses in the Target Date Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Target Date Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Target Date Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs.  For similar reasons, the amount or timing of distributions from a Target Date Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Target Date Fund invested directly in the securities held by the Underlying RICs.

Depending on a Target Date Fund’s percentage ownership in an Underlying RIC before and after a redemption of Underlying RIC shares, the Target Date Fund’s redemption of shares of such Underlying RIC may cause the Target Date Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the Underlying RIC.  This could be the case where the Target Date Fund holds a significant interest in an Underlying RIC that is not a “publicly offered” regulated investment company within the meaning of the Code — where true, most likely because the Underlying RIC is offered only to upper-tier funds — and redeems only a small portion of such interest.  Dividend treatment of a redemption by a Target Date Fund would affect the amount and character of income required to be distributed by both the Target Date Fund and the Underlying RIC for the year in which the redemption occurred.  It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of the Target Date Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the Underlying RICs directly.

As noted above, if a Target Date Fund receives dividends from an Underlying RIC that qualify as qualified dividend income or are eligible for the corporate dividends-received deduction, then the Target Date Fund is permitted, in turn, to report a portion of its distributions as qualifying as qualified dividend income or as eligible for the dividends-received deduction, as appropriate, provided the Target Date Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

If at the close of each quarter of a Target Date Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Target Date Fund will be a “qualified fund of funds.”  In that case, the Target Date Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Target Date Fund in respect of foreign securities held directly by the Target Date Fund or by an Underlying RIC that itself elected to pass such taxes through to shareholders, so that shareholders of the Target Date Fund will be eligible to claim a tax credit or deduction for such taxes.  However, even if a Target Date Fund qualifies to make such election for any year, it may determine not to do so.  See “Foreign Taxation” below for more information.

If a Target Date Fund is a “qualified fund of funds” (defined above), the Target Date Fund is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs, or interest on any tax-exempt obligations in which it directly invests, if any.  For further information regarding exempt-interest dividends, see “Additional Tax Information Concerning the Tax Exempt Bond Funds and the Tax Exempt Money Market Funds,” above.

Foreign Taxation

Income gains, or proceeds received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.  Except in the case of the International Equity Fund and potentially the Target Date Funds, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund.  This will decrease the Fund’s yield on securities subject to such taxes.  In the case of the International Equity Fund, if more than 50% of the Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.  Also, as noted above, a Target Date Fund may be eligible to make a similar election with respect to foreign taxes paid by the Target Date Fund in respect of foreign securities held directly by the Target Date Fund or by an Underlying RIC that itself elected to pass such taxes through to shareholders. In either such case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.  A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.   Shareholders that are not subject to U.S. federal income tax, and those who invest in the Funds through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. Funds that are not qualified funds of funds are not permitted to pass through to their shareholders foreign taxes paid by Underlying RICs in which they invest.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and expects not to be subject to U.S. federal income tax to the extent it distributes its investment income and capital gains to shareholders, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.  Distributions properly reported as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).

For distributions with respect to taxable years of a Fund beginning before January 1, 2015, the Funds were not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”).  This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation.  The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests.  A Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so.  In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2015.    It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof.  Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets.  USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding.  In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates.  The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.  Prior to January 1, 2015, the special “look-through” rule discussed above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from an Underlying RIC that the Fund was required to treat as USRPI gain in its hands.  It is currently unclear whether Congress will extend these “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.  Moreover, if a Fund were a USRPHC or former USRPHC, it could be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year.

The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of certain of the special exceptions referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing the applicable IRS Form W-8BEN or substitute form).  Foreign shareholders should consult their tax advisers in this regard.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28%.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shares Purchased Through Tax-Qualified Plans or Other Tax-Advantaged Accounts

Tax-qualified plans and other tax-advantaged arrangements (collectively, “tax-advantaged accounts”) generally are not subject to U.S. federal income tax on distributions from the Funds or on redemptions of the Funds’ shares. Special tax rules apply to investments through such tax-advantaged accounts.  Account holders investing in a Fund through a tax-advantaged account generally are not subject to U.S. federal income tax on Fund distributions received by the account or on redemptions of Fund shares held in the account.  Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to participants in such a plan).

Investors in a Fund through a tax-advantaged account should consult with their own tax advisors and their plan administrator or other designated financial intermediary, to determine the suitability of a Fund as an investment through their tax-advantaged account and the specific U.S. federal income, as well as any state, local, foreign, or other tax consequences to them of investing in a Fund through such account.

The Funds generally do not expect to provide tax-advantaged accounts with tax information reporting, on IRS Form 1099 or otherwise, regarding shareholder cost basis or the tax attributes or character of income received from Fund distributions or redemptions.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the US Treasury regulations and IRS guidance issues thereunder (collectively “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.  If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of redemptions, sales and exchanges and certain Capital Gains Dividends it pays December 31, 2016.  If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends a).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Tax Shelter Reporting

Under Treasury regulations, if an individual or corporate shareholder recognizes a loss of $2 million or more or $10 million or more, respectively, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

*     *     *     *    *

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Board in accordance with Delaware law and the Trust’s Agreement and Declaration of Trust.  Information pertaining to the Trustees and officers of the Trust is set forth below.  None of the Trustees is affiliated with the Adviser or its affiliates and none of the Trustees is an “interested person” of the Trust as defined under Section 2(a)(19) of the 1940 Act.  The Trustees and officers of the Trust are Trustees and officers of another registered investment company managed, advised, administered or distributed by the Adviser or its affiliates.  A list of the Trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years or longer are set out below.

Trustees

Name, Address(1) Age and Date of Birth	Position Held With the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
Dorothy A. Berry — 71 Date of Birth: 9/12/43	Trustee since April 2006.	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012. Chairman, Independent Directors Council, 2010-2011.	2 registered investment companies consisting of 40 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.

John G. Drosdick(5) — 71 Date of Birth: 8/9/43	Trustee since November 2010; Chairman of the Board and Nominating Committee since June 2011.	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	2 registered investment companies consisting of 40 portfolios

Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013;

Director, Triumph Group, Inc. (aerospace manufacturer); Director, Lincoln Financial Corporation (financial services) until 2005.

Name, Address(1) Age and Date of Birth	Position Held With the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
Dale C. LaPorte — 73 Date of Birth: 1/04/42	Trustee since April 2005.

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), 2005-2008; Partner, 1974 – 2005, and Chairman of Executive Committee, 2000 – 2004, of Calfee, Halter & Griswold LLP (law firm).

			2 registered investment companies consisting of 40 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.

L. White Matthews, III — 69 Date of Birth: 10/5/45	Trustee since February 2010; Chairman of the Audit Committee from June 2011 to February 2012.

Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009 - 2014; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 - 2007.

2 registered investment companies consisting of 40 portfolios

Director, Matrixx Initiatives, Inc.

(pharmaceuticals) until 2011; Director (since 2003) and Chairman of the Board (since 2011) of (publicly traded) Imation Corp. (data storage); Director, PNC Funds, Inc. until 2010.

Name, Address(1) Age and Date of Birth	Position Held With the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
Edward D. Miller, MD—72 Date of Birth: 2/1/43	Trustee since February 2010.	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 - June 2012.	2 registered investment companies consisting of 40 portfolios	Director, Care Fusion (health care devices); Director, PNC Funds, Inc. until 2010.

Stephen M. Todd—66 Date of Birth: 4/24/48	Trustee since November 2011; Chairman of the Audit Committee since February 2012.	Retired; Global Vice Chairman—Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003 - 2010.	2 registered investment companies consisting of 40 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

Officers

Name, Address(1) Age and Date of Birth	Position Held with the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer
Jennifer E. Spratley(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 2/13/69 Age: 46	President since 2014 (formerly Vice President from 2010 to 2014)

Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC since 2007; Treasurer, PNC Capital Advisors, Inc., 2007 – 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 – 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 – 2007.

Michael Nanosky(6) 1900 East 9th Street, 15th Floor Cleveland, OH 44114 Date of Birth: 6/30/66 Age: 48	Chief Compliance Officer since 2014

Chief Compliance Officer, PNC Capital Advisors, LLC and

Chief Compliance Officer, PNC Realty Investors, Inc. since 2014; Vice President, Head of Testing and Monitoring, PNC Capital Advisors, Inc., 2010 – 2014; Chief Compliance Officer, CITI Fund Services, 2008 – 2010.

John F. Kernan(6) 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 49	Treasurer since 2008 (formerly Assistant Treasurer from 2005 to 2008) (formerly Secretary from 2014 to 2015)

Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC since 2004; Senior Vice President, National City Bank, 2004 – 2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.

Name, Address(1) Age and Date of Birth	Position Held with the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer
Thomas R. Rus One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 10/11/1959 Age: 55	Secretary since 2015

Director of Regulatory Fund Administration , PNC Capital Advisors, LLC since February 2015, Chief Compliance Officer, Institutional Shareholder Services Inc. 2014 – 2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc., 2010 – 2014; Vice President, Chief Compliance Officer and Assistant Secretary MTB Investment Advisors, Inc. and MTB Funds, 2003 – 2010.

(1)    Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus.

(2)    With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar-year end in the year in which he or she reaches the age of 75 years.  With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or to the extent permitted by the Board, by the President.  In addition, any Trustee or officer may resign at any time by giving written notice to the Trust.  Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

(3)    The “Fund Complex” is comprised of two registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the Trust (thirty-three portfolios) and PNC Advantage Funds (three portfolios).

(4)    Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to the Trust, each Trustee serves as a Trustee of PNC Advantage Funds.

(5)    Mr. Drosdick also serves as Chairman of the Board of PNC Advantage Funds.

(6)    Ms. Spratley and Messrs. Kernan, Rus, and Nanosky also serve as Officers of PNC Advantage Funds in their same capacities.

The information above includes each Trustee’s principal occupation during the last five years or longer if relevant to the Trustee’s qualifications to serve on the Board.  Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee.  The cumulative background of the Trustees, and the role each plays as a member of a board that collectively possesses the talents needed for the representation of shareholder interests led to the conclusion that each Trustee should serve as a Trustee for the Trust.  Among others, the following attributes were specifically noted in the evaluation of the Trustees:  Ms. Berry, an attorney by training, has been an executive in various aspects of the finance and mutual fund industry for more than thirty years.  Mr. Drosdick brings experience as a senior executive of a major corporation and as a director of both commercial and financial companies.  Mr. LaPorte, also a lawyer, brings to the Board years of experience counseling business entities of all kinds.  Mr. Matthews has served as the chairman of a number of large enterprises and brings a significant depth of experience to the Board.  Dr. Miller has demonstrated leadership and management abilities evidenced in his senior executive positions.  Mr. Todd brings years of financial and accounting expertise to the Board, in addition to senior executive—level management experience.  In addition, the Trustees’ previous experience on the Board provides a deep understanding of the issues impacting the shareholders of the Funds.

The Board has appointed an independent Trustee as Chairman of the Board.  The Board has also engaged the Adviser and Co-Administrators to manage and administer the Funds and to retain other service providers, as necessary.  All parties engaged to render services to the Funds are subject to the oversight of the Board.  The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison between the Adviser and other Trustees and performs such acts and duties as may be permitted by the Trust’s Agreement and Declaration of Trust, Bylaws, policies and governing law.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The designation of the Chairman does not impose on the Chairman any duties, obligations or liability beyond that imposed on such person as a member of the Board generally.  The Board conducts regular quarterly meetings and any such special meetings as are required, either in person or telephonically to ensure the uninterrupted oversight of the management of the Trust.  The Board regularly meets separately from the Adviser and other service providers to consider matters that are scheduled to come before the Board and to meet periodically with the Trust’s Chief Compliance Officer.  As part of its duties, the Board oversees risk relating to the Funds.  Through reports and interactions with the Adviser during and between meetings, the Board monitors various types of risk including, but not limited to, investment risk, operational risk and enterprise risk as well as the operation of the Adviser’s risk management program.  There can be no assurance that all components of risk have been identified by the Board.  The Board relies on professionals, such as the independent registered public accountants and legal counsel, to assist the Trustees in performing their oversight responsibility.  The Board has established the committees described below, and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight responsibilities.  The Board believes that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board and frequent communications with professionals retained to serve the Funds, including the Adviser, legal counsel, financial and accounting professionals and compliance personnel, all of whom enhance the Board’s oversight.

Any officers of the Trust shall be appointed by the Board, or to the extent permitted by the Board, the President, and each shall serve at the pleasure of the Board, or to the extent permitted by the Board, at the pleasure of the President, subject to the rights, if any, of an officer under any contract of employment.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Board, by the President.  Any officer may resign at any time by giving written notice to the Trust.  Such resignation shall take effect upon receipt unless specified to be effective at some later time and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

The Trust’s Board has formed two committees: an Audit Committee and a Nominating Committee. Each Committee is composed of the Trust’s six Trustees: Dorothy A. Berry, John G. Drosdick, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, MD and Stephen M. Todd.

The Audit Committee generally oversees the Trust’s accounting and financial reporting process.  Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust’s Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust’s internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements.  The Chairman of the Audit Committee is Stephen M. Todd and Ms. Berry and Messrs. Matthews and Todd serve as the Audit Committee Financial Experts.  The Audit Committee was established on May 22, 2003 and held four formal meetings during the last fiscal year.

The function of the Nominating Committee is to identify qualified candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members, as described below.  The Committee may also solicit recommendations from current and former Trustees, management or others who may be familiar with qualified candidates.  The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates.  In considering candidates for a Trustee nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences.  The Chairman of the Nominating Committee is John G. Drosdick.  The Nominating Committee was established on February 19, 2004 and did not meet during the last fiscal year.

The Nominating Committee shall accept and review shareholder nominations for Trustees who are not “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act.  The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Trust’s investment adviser and other principal service providers.  Specific qualifications will be based on the needs of the Board at the time of the nomination.  A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary at One East Pratt Street, 5th Floor, Baltimore, MD 21202 with the following information:

•            Shareholder’s name, the fund name and number of fund shares owned and length of period held;

•            Name, age and address of candidate;

•            A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•            Number of fund shares owned by the candidate and length of time held;

•            A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board and (ii) documents his/her ability to satisfy the director qualifications described in the board’s policy; and

•            A signed statement from the candidate confirming his/her willingness to serve on the Board.

The Secretary will submit all shareholder nominations for a Trustee to the Committee.  The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and PNC Advantage Funds fund family in the aggregate as of December 31, 2013.

INDEPENDENT TRUSTEES

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds(1),(2)	Aggregate Dollar Range of Equity Securities in All Portfolios of the Fund Complex Overseen by Trustee

Dorothy A. Berry		$50,001-100,000
Government Mortgage Fund	$50,001-100,000
International Equity Fund	$10,001-50,000
Mid Cap Fund	$10,001-50,000
Dale C. LaPorte		Over $100,000
International Equity Fund	Over $100,000*
Large Cap Growth Fund	Over $100,000*
Small Cap Fund	Over $100,000*
High Yield Bond Fund	$10,001-50,000
Total Return Advantage Fund	$1-10,000*
Money Market Fund	Over $100,000
Edward D. Miller, MD		Over $100,000
International Equity Fund	Over $100,000*
Small Cap Fund	Over $100,000*
L. White Matthews, III		$50,001-100,000
International Equity Fund	$10,001-50,000
Small Cap Fund	$10,001-50,000
John G. Drosdick		$50,001-100,000
International Equity Fund	$10,001-50,000
Small Cap Fund	$10,001-50,000
Stephen M. Todd		Over $100,000
International Equity Fund	$50,001-100,000
Small Cap Fund	$50,001-100,000

(1)    Includes the value of shares beneficially owned by each Trustee in each Fund as of December 31, 2013.

(2)    As of December 31, 2014, the Independent Trustees did not own equity securities of the Balanced Allocation Fund and the Target Date Funds.

*            Dollar amounts include ownership interest held by Trustees through deferred compensation plan.

As of September 4, 2014, the Trustees and officers of the Trust as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares, in the aggregate, of all of the Funds of the Trust.

Certain Interests of Independent Trustees

A number of Independent Trustees serve on the boards of other companies that are not affiliated with the Trust or the Adviser.  Those companies may, from time to time, engage in non-routine banking transactions with PNC Bank, the parent company to the Adviser.  The Independent Trustees have no personal interest in the transactions and may only be aware of them in their capacity as board members of such companies.  The general nature of the transactions is described briefly below.

PNC Bank participates in a lending syndicate that extends a line of credit, in the ordinary course of business, to Invacare Corporation (“Invacare”), a company of which Mr. LaPorte is a director.  As of December 31, 2013, PNC Bank’s total obligation as part of the syndicate is limited to 13.75% of the total value of the line of credit extended to Invacare.  As of December 31, 2013, the PNC Bank portion of the balance outstanding was approximately $3.9 million.  In addition, Invacare utilizes PNC Bank for certain treasury management and capital markets services, for which the bank receives customary fees and expenses.

Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participates in a syndicate that provides an $875 million credit facility to U.S. Steel.  As of the end of 2013, PNC Bank was responsible for $60 million under this credit facility, which will expire on July 20, 2016.  There was a $0 balance outstanding as of December 31, 2013.  PNC Bank is further responsible for $300 million of a $625 million purchase commitment under a Receivables Purchase Agreement, with a $0 total balance outstanding as of December 31, 2013.  However, as of December 31, 2013, PNC Bank was the issuer of $45.5 million of Standby Letters of Credit, which are included within the Receivables Purchase Agreement. U.S. Steel engages in various commercial and/or investment banking activities (including short-term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses.  In addition, Mr. Drosdick serves as a director for Triumph Group, Inc. (“Triumph Group”).  PNC Bank is the lead bank in a syndicate that, as of December 31, 2013, provided a $1 billion credit facility to Triumph Group.  As of December 31, 2013, PNC Bank was responsible for $114 million under the credit facility.  There was a $274.3 million balance as of December 31, 2013.  PNC Bank is further responsible for $175 million of purchase commitments under a Receivables Purchase Agreement, with $151.8 million outstanding as of December 31, 2013.

Board Compensation

Board compensation for each of the Trustees includes compensation for their service as a Trustee to the Trust and PNC Advantage Funds, another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser.  Board compensation fees are paid quarterly in arrears and are allocated to the Trust and PNC Advantage Funds based on their average daily net assets.  Effective January 1, 2013, each Trustee receives an annual consolidated fee of $76,000 plus $7,250 for each quarterly Board meeting and such amount, up to a maximum of $3,250, as may be determined for attendance at special Board meetings convened as necessary, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities.  Prior to January 1, 2013, each Trustee received an annual fee of $70,000 plus $6,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent of subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments.  Distributions are generally of equal installments over a period of 2 to 15 years.  The Plan will remain unfunded for federal income tax purposes under the Code.  Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

The table below summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2014.

Name of Person, Position	Aggregate Compensation from PNC Funds		Pension or Retirement Benefits Accrued as Part of PNC Funds’ Expense	Total Compensation from PNC Funds and Fund Complex(2)
INDEPENDENT TRUSTEES
Dorothy A. Berry, Trustee*	$99,810.77		$0	$108,250.00
Dale C. LaPorte, Trustee*	$99,810.77		$0	$108,250.00
L. White Matthews, III Trustee*	$99,810.77		$0	$108,250.00
Edward D. Miller, M.D. Trustee*	$99,810.77	(1)	$0	$108,250.00
John G. Drosdick, Chairman of the Board*	$122,861.76		$0	$133,250.00
Stephen M. Todd, Chairman of the Audit Committee and Trustee*	$105,343.01		$0	$114,250.00

(1) This amount also represents the total amount of deferred compensation accrued during the fiscal year ended May 31, 2014.  As of May 31, 2014, total deferred compensation payable to Messrs. Miller and LaPorte amounted to $406,565.86 and $447,505.68, respectively.

(2) The Fund Complex is comprised of two registered investment companies for which the Adviser serves as investment adviser and includes, as of the date of this Statement of Additional Information, PNC Funds (thirty-three portfolios) and PNC Advantage Funds (three portfolios).

* Each Trustee also serves as a Trustee of PNC Advantage Funds.

Code of Ethics

The Trust, the Adviser and the Sub-Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

Shareholder and Trustee Liability

Consistent with the Delaware Statutory Trust Act, the Trust’s Agreement and Declaration of Trust provides that shareholders of the Funds will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Funds or the acts, obligations or affairs of the Funds.  Shareholders of the Funds will have the same limitation of personal liability as is extended to stockholders of corporations organized under Delaware law.  The Agreement and Declaration of Trust provide that no Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Funds or their shareholders for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Trustee’s or officer’s own willful misfeasance, bad faith, gross negligence or reckless disregard for such Trustee’s or officer’s duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Funds for satisfaction of claims of any nature arising in connection with the affairs of the Funds.  If any shareholder, Trustee or officer of the Trust is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of Trustees and officers), such shareholder, Trustee or officer shall not, on account thereof, be held to any personal liability.

ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN
SERVICES AND TRANSFER AGENCY AGREEMENTS

Advisory Agreements

The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement.  The Adviser is an indirect wholly owned subsidiary of PNC Bank which, in turn, is wholly owned by PNC, a bank holding company and financial holding company with headquarters in Pittsburgh, Pennsylvania.  As of June 30, 2014, the Adviser managed approximately $38.4 billion in assets.  The Adviser is located at One East Pratt Street, 5th Floor, Baltimore, Maryland 21202.

The Adviser entered into a Sub-Advisory Agreement with Polaris, dated January 4, 2010, on behalf of PNC International Equity Fund.  Polaris is a registered investment adviser with the SEC with over $5.1 billion in assets under management as of June 30, 2014.  Polaris’s principal offices are at 121 High St., 2nd Floor, Boston, Massachusetts 02110.

For services performed under the Advisory Agreement, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the following rates:

Fund	Contractual Advisory Fee as a Percentage of Net Assets

Balanced Allocation Fund	0.75%

International Equity Fund	0.90%

Large Cap Core Fund	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over

Large Cap Growth Fund	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over

Large Cap Value Fund	0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over

Mid Cap Fund	0.75%

Multi-Factor Small Cap Core Fund	0.90%

Multi-Factor Small Cap Growth Fund	0.90%

Multi-Factor Small Cap Value Fund	0.90%

S&P 500 Index Fund	0.15% of $0 to less than $50 million, 0.10% of $50 million to less than $150 million, and 0.075% of $150 million and over

Small Cap Fund	0.90%

Bond Fund	0.40%

Government Mortgage Fund	0.40%

Fund	Contractual Advisory Fee as a Percentage of Net Assets

High Yield Bond Fund	0.50%

Intermediate Bond Fund	0.40%

Limited Maturity Bond Fund	0.35%

Total Return Advantage Fund	0.40%

Ultra Short Bond Fund	0.20%

Intermediate Tax Exempt Bond Fund	0.40%

Maryland Tax Exempt Bond Fund	0.40%

Ohio Intermediate Tax Exempt Bond Fund	0.40%

Tax Exempt Limited Maturity Bond Fund	0.40%

Government Money Market Fund	0.25%

Money Market Fund	0.25%

Tax Exempt Money Market Fund	0.20%

Treasury Money Market Fund	0.25%

Target 2020 Fund	0.40%*

Target 2030 Fund	0.40%*

Target 2040 Fund	0.40%*

Target 2050 Fund	0.40%*

Retirement Income Fund	0.40%*

Mid Cap Index Fund	0.15%

Small Cap Index Fund	0.15%

*     The Target Date Funds’ advisory fee applies only with respect to average daily net assets not invested in (1) other registered investment companies as defined by the 1940 Act, (2) pooled investment vehicles that charge a fee for advisory services, and (3) exchange-traded notes the contractual returns of which are calculated by reference to the performance of a broad-based securities market index.  In addition, the Adviser has voluntarily agreed in respect of each Target Date Fund to waive its advisory fee to the extent necessary to limit its fee to no more than 0.10% of each such Fund’s average daily net assets.  This may be removed at any time.  Because the Adviser will earn an advisory fee directly from each Target Date Fund on assets that are not invested in other investment companies, this represents a conflict of interest for the Adviser in determining whether to invest the Target Date Funds’ assets in investment companies.  The Adviser, however, must make investment decisions on behalf of the Target Date Funds that are in the Target Date Funds’ best interests, not the Adviser’s.

From time to time, the Adviser, and its predecessor, have contractually or voluntarily waived fees or reimbursed the Funds for expenses.  As described in the Prospectuses, the Money Market Funds suspended payment of Shareholder Servicing Fees effective January 1, 2010.  This suspension is voluntary and may be lifted at any time.  The Adviser has also voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield for each of the Money Market Funds. These voluntary fee waivers and expense reimbursements may be changed or terminated by the Adviser at any time.

During the last three fiscal years, the Funds incurred advisory fees, net of fee waivers, as set forth below:

Fund	2014		2013		2012

Balanced Allocation Fund	$388,183		$338,033		$422,373
International Equity Fund	$4,153,832		$3,527,328		$3,293,567
Large Cap Core Fund	$144,592		$132,760		$77,370
Large Cap Growth Fund	$411,823		$414,585		$504,893
Large Cap Value Fund	$869,789		$900,791		$1,084,292
Mid Cap Fund	$36,418		$141,847		$519,682
Multi-Factor Small Cap Core Fund	$190,745		$86,884		$80,926
Multi-Factor Small Cap Growth Fund	$62,595		$15,751		$41,014
Multi-Factor Small Cap Value Fund	$144,001		$109,239		$178,199
S&P 500 Index Fund	$73,092		$139,768		$136,605
Small Cap Fund	$2,454,585		$1,579,174		$1,616,104
Bond Fund	$839,449		$866,664		$871,816
Government Mortgage Fund	$301,766		$433,164		$448,890
High Yield Bond Fund	$107,871		$20,806		$4,230
Intermediate Bond Fund	$1,463,543		$1,593,752		$1,518,514
Limited Maturity Bond Fund	$1,174,621		$1,133,638		$1,163,486
Total Return Advantage Fund	$1,026,648		$1,078,388		$1,060,610
Ultra Short Bond Fund	$882,611		$858,160		$1,047,968
Intermediate Tax Exempt Bond Fund	$336,533		$516,044		$532,508
Maryland Tax Exempt Bond Fund	$215,906		$265,965		$281,346
Ohio Intermediate Tax Exempt Bond Fund	$278,202		$353,383		$374,405
Tax Exempt Limited Maturity Bond Fund	$575,923		$558,716		$518,790
Government Money Market Fund	$(347,005	)(1)	$397,173		$249,704
Money Market Fund	$84,672		$935,934		$835,227
Tax Exempt Money Market Fund	$(322,205	)(1)	$192,038		$97,960
Treasury Money Market Fund	$(343,071	)(1)	$(121,420	)(1)	$(306,513	)(1)

(1) Negative amounts shown represent the amount of expenses reimbursed by the Adviser to the Fund after the waiver of all contractual advisory fees.

During the fiscal years ended May 31, 2013 and 2014, the Target Date Funds did not incur advisory fees.

During the fiscal year ended May 31, 2014, the New Index Funds incurred advisory fees, net of fee waivers, as set forth below:

Mid Cap Index Fund**	$(32,676	)(1)
Small Cap Index Fund**	$(50,310	)(1)

(1) Negative amounts shown represent the amount of expenses reimbursed by the Adviser to the Fund after the waiver of all contractual advisory fees.

** The Fund commenced operations on December 30, 2013.

During the last three fiscal years, advisory fees were waived as set forth below:

Fund	2014	2013	2012

Balanced Allocation Fund	$97,137	$111,467	$81,517
International Equity Fund	$697,378	$0	$0
Large Cap Core Fund	$61,201	$61,588	$59,087
Large Cap Growth Fund	$83,813	$94,384	$82,810
Large Cap Value Fund	$28,668	$0	$0
Mid Cap Fund	$69,905	$39,459	$0
Multi-Factor Small Cap Core Fund	$134,749	$95,711	$71,174
Multi-Factor Small Cap Growth Fund	$259,178	$254,200	$243,601
Multi-Factor Small Cap Value Fund	$107,158	$117,176	$108,719
S&P 500 Index Fund	$102,683	$0	$0
Small Cap Fund	$993,490	$175,241	$0
Bond Fund	$0	$0	$0
Government Mortgage Fund	$0	$0	$0
High Yield Bond Fund	$23,378	$43,193	$33,786
Intermediate Bond Fund	$0	$0	$0
Limited Maturity Bond Fund	$0	$0	$0
Total Return Advantage Fund	$0	$0	$0
Ultra Short Bond Fund	$18	$0	$0
Intermediate Tax Exempt Bond Fund	$52,946	$45,433	$24,120
Maryland Tax Exempt Bond Fund	$25,606	$22,733	$12,283
Ohio Intermediate Tax Exempt Bond Fund	$0	$0	$0
Tax Exempt Limited Maturity Bond Fund	$19,903	$28,135	$9,561
Government Money Market Fund	$2,618,154	$1,974,016	$2,479,016
Money Market Fund	$4,132,964	$3,433,000	$3,898,475
Tax Exempt Money Market Fund	$1,785,252	$1,213,036	$1,205,366
Treasury Money Market Fund	$1,475,279	$1,038,027	$1,392,474

During the fiscal years ended May 31, 2013 and 2014, the Adviser waived advisory fees and reimbursed expenses for the Target Date Funds in the amounts set forth below:

	2014	2013
Retirement Income Fund*	$158,048	$84,266
Target 2020 Fund*	$99,520	$84,431
Target 2030 Fund*	$110,586	$84,578
Target 2040 Fund*	$101,372	$84,698
Target 2050 Fund*	$114,292	$86,209

* The Fund commenced operations on October 1, 2012.

During the fiscal year ended May 31, 2014, the Adviser waived advisory fees and reimbursed expenses for the New Index Funds in the amounts set forth below:

Mid Cap Index Fund**	$34,576
Small Cap Index Fund**	$53,407

** The Fund commenced operations on December 30, 2013.

The Adviser can be reimbursed by a Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which such Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by such Fund.

Subject to the supervision of the Board, the Adviser provides a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund.  The Adviser determines from time to time what securities and other investments will be purchased, retained or sold by each Fund.  The Adviser provides the services under the Advisory Agreement in accordance with each Fund’s investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Board applicable to such Fund.

As discussed in the Prospectuses, the Funds and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval.

The Adviser has entered into a Sub-Advisory Agreement with Polaris (the “Polaris Sub-Advisory Agreement”) who serves as sub-adviser (the “Sub-Adviser”) to a portion of the International Equity Fund’s assets that the Adviser has allocated to a value strategy.  Polaris provides a continuous investment program for that portion of the assets of the International Equity Fund that, from time to time, may be allocated to Polaris and according to the investment strategy stated at the time of allocation.  The allocation may be determined by the Board, it being understood that the assets so allocated may consist of all, or a portion of, or none of the assets of the Fund, and that the Board or the Adviser has the right to allocate and reallocate such assets at any time.

Polaris, subject to the supervision of the Board and the Adviser, is responsible for providing a continuous investment program for the portion of the International Equity Fund it manages, including investment research and management with respect to all securities, investments, cash and cash equivalents.  Polaris will assist the Adviser in determining from time to time what securities will be purchased, retained or sold by the International Equity Fund.  Polaris will provide its services consistent with the investment objective, policies and restrictions of the International Equity Fund stated in its Prospectuses and this SAI and resolutions applicable to the International Equity Fund.

For its services, Polaris will be paid by the Adviser an annualized fee with respect to the portion of assets of the International Equity Fund allocated to Polaris consistent with the following schedule (each specified number of basis points applies only to assets within its adjacent dollar range):

Up to $125 million	—	0.35%
$125 to $200 million	—	0.40%
Over $200 million	—	0.50%

The Adviser (or Sub-Adviser, as the case may be), places orders pursuant to their investment determinations for the respective Funds either directly with the issuer or with any broker or dealer.  In selecting brokers or dealers for executing portfolio transactions, the Adviser (or Sub-Adviser, as the case may be), uses their best efforts to seek on behalf of the Trust and the respective Funds the best overall terms available.  In assessing the best overall terms available for any transaction, the Adviser (or Sub-Adviser, as the case may be), considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser (or Sub-Adviser) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the respective Funds and/or other accounts over which the Adviser and the Sub-Adviser or any affiliate of any of them exercises investment discretion.  Each of the Adviser and Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser (or Sub-Adviser, as the case may be), determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or Sub-Adviser with respect to the accounts as to which it exercises investment discretion.

In no instance will Fund securities be purchased from or sold to the Adviser, the Sub-Adviser, the Underwriter (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, the Sub-Adviser, or the Underwriter (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules.  In executing portfolio transactions for the Fund, the Adviser (or Sub-Adviser, as the case may be), may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and/or its other clients where such aggregation is not inconsistent with the policies set forth in the Trust’s registration statement.  In such event, the Adviser (or Sub-Adviser) will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and/or such other clients.  The Adviser (and Polaris with respect to that portion of the assets of the International Equity Fund allocated to Polaris) will maintain all books and records with respect to the securities transactions for the Funds and furnish to the Board such periodic and special reports as the Board may request.

The Advisory Agreement and the Polaris Sub-Advisory Agreement provide that the Adviser (or Sub-Adviser, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement (or Polaris Sub-Advisory Agreement as the case may be), except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser (or Sub-Adviser, as the case may be) in the performance of its duties or from reckless disregard by the Adviser (or Sub-Adviser, as the case may be) of its duties and obligations thereunder.

Unless sooner terminated, each of the Advisory Agreement and the Polaris Sub-Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Board, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose.  The Advisory Agreement (or Polaris Sub-Advisory Agreement) may be terminated by the Trust or the Adviser on 60 days’ written notice without penalty, and will terminate immediately in the event of its assignment, as defined in the 1940 Act.  The Polaris Sub-Advisory Agreement (i) also terminates upon the effective date of the termination of the Advisory Agreement with respect to the International Equity Fund and (ii) may also be terminated by Polaris at any time on 180 days’ written notice to the Trust and the Adviser.

Approval of Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Polaris Sub-Advisory Agreement dated January 4, 2010 is available in the Semi-Annual Report to Shareholders for the period ended November 30, 2013.  A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Target Date Funds is available in the Semi-Annual Report to Shareholders for the period ended November 30, 2013.  A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the New Index Funds is available in the Annual Report to Shareholders for the period ended May 31, 2014.

Portfolio Managers

Other Accounts Managed

The following tables provide information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2014 (unless otherwise noted).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)
Martin C. Schulz, JD Managing Director, International Equity Investment Management Team, Balanced Allocation Management Team	Registered Investment Companies:	0	$0	0	$0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Calvin Y. Zhang Senior Analyst and Portfolio Manager, International Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Bernard R. Horn, Jr. President and Chief Investment Officer, Polaris Capital Management, LLC (Sub-Adviser), International Equity Investment Management Team	Registered Investment Companies:	5	$2,875	0	$0
	Other Pooled Investment Vehicles:	10	$940.7	0	$0
	Other Accounts:	14	$1,217	0	$0

Sumanta Biswas, CFA Assistant Portfolio Manager, Polaris Capital Management, LLC (Sub-Adviser), International Equity Investment Management Team	Registered Investment Companies:	5	$2,875	0	$0
	Other Pooled Investment Vehicles:	10	$940.7	0	$0
	Other Accounts:	14	$1,217	0	$0

Bin Xiao, CFA Assistant Portfolio Manager, Polaris Capital Management, LLC (Sub-Adviser), International Equity Investment Management Team	Registered Investment Companies:	5	$2,875	0	$0
	Other Pooled Investment Vehicles:	10	$940.7	0	$0
	Other Accounts:	14	$1,217	0	$0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)
Douglas Roman, CFA, CMT Managing Director, Large Cap Core/Value/Growth Equity Investment Management Team and Balanced Allocation Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	14	$31.0	0	$0
	Other Accounts:	5,645	$5,006.7	0	$0

Mark Batty, CFA(1) Senior Portfolio Manager, Large Cap Core/Value/Growth Equity Investment Management Team and Balanced Allocation Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	14	$31.0	0	$0
	Other Accounts:	4,096	$4,149.6	0	$0

Hitesh C. Patel, Ph.D. Managing Director, Structured Equity Investment Management Team, Quantitative Analysis Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$12.9	0	$0
	Other Accounts:	21	$240.5	0	$0

Paul Kleinaitis, CFA Senior Portfolio Manager, Structured Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$12.9	0	$0
	Other Accounts:	4	$45.0	0	$0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)
Chen Chen, Ph.D. Portfolio Manager, Structured Equity Investment Management Team, Quantitative Analysis Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$193.6	0	$0

James E. Mineman(2) Senior Portfolio Manager, Small Cap/Mid Cap Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$18.4	0	$0
	Other Accounts:	425	$342.4	0	$0

Peter A. Roy, CFA(2) Portfolio Manager, Small Cap/Mid Cap Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$18.4	0	$0
	Other Accounts:	425	$342.4	0	$0

Brian J. Reynolds, CFA Research Analyst, Small Cap/Mid Cap Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$18.4	0	$0
	Other Accounts:	425	$342.4	0	$0

Lisa A. Teter Senior Analyst, Small Cap/Mid Cap Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$18.4	0	$0
	Other Accounts:	425	$342.4	0	$0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)
M. Jed Ellerbroek, Jr., CFA Senior Analyst, Small Cap/Mid Cap Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$18.4	0	$0
	Other Accounts:	425	$342.4	0	$0

Mark A. Lozina, CFA Senior Portfolio Manager, Short Duration, Taxable Fixed Income Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	6	$291.4	0	$0
	Other Accounts:	452	$18,868.8	0	$0

Kenneth F. Karwowski, CFA Portfolio Manager, High Yield, Taxable Fixed Income Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	7	$57.8	0	$0

Timothy D. Compan, Jr., CFA Senior Portfolio Manager, Corporate Bonds, Taxable Fixed Income Management Team, Member of Asset Allocation Committee	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	6	$291.4	0	$0
	Other Accounts:	452	$18,868.8	0	$0

Aneet Deshpande, CFA Head of Equity Trading and Chairman of Asset Allocation Committee(3)	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)
Sean T. Rhoderick, CFA Senior Portfolio Manager, Senior Credit Analyst, Taxable Fixed Income Management Team, Member of Asset Allocation Committee	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	6	$291.4	0	$0
	Other Accounts:	452	$18,868.8	0	$0

Adam Mackey Managing Director, Tax Exempt Fixed Income Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$25.0	0	$0
	Other Accounts:	1,370	$5,307.8	0	$0

Keith Weigel, CFA Managing Director and Member of Asset Allocation Committee(4)	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Mark McGlone President, Chief Investment Officer and Member of Asset Allocation Committee	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Donald J. Hohman Product Director and Member of Asset Allocation Committee	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Jake Moloznik Investment/Portfolio Strategist and Member of Asset Allocation Committee	Registered Investment Companies:	0	$0	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0

(1)    Effective October 9, 2014, Mr. Batty assumed investment responsibility for the other accounts previously managed by Ruairi O’Neill. If Mr. Batty managed those accounts as of September 29, 2014, he would have had investment responsibility for 5,645 other accounts with $5,006.7 million in assets, and none of those accounts were subject to performance-based advisory fees

(2)    Effective October 31, 2014, James E. Mineman and Peter A. Roy, CFA, assumed investment responsibility for the accounts previously managed by Gordon A. Johnson. If Messrs. Mineman and Roy managed those accounts as of September 29, 2014, together they would have had investment responsibility for 0 registered investment companies with $0 million in assets, 1 other pooled investment vehicle with $ 18.4 million in assets, and 425 other accounts with $342.4  million in assets, and none of those accounts were subject to performance-based advisory fees.

(3)    Became Chairman of the Asset Allocation Committee effective September 29, 2014.

(4)    Chairman of Asset Allocation Committee until September 29, 2014.

Description of Compensation

The Adviser compensates its portfolio managers with a combination of a fixed cash base salary and variable incentive compensation, which may be comprised of a cash bonus and a stock compensation award.

A portfolio manager’s base salary is dependent on his/her level of experience and expertise. The variable incentive compensation for the portfolio managers is determined on a fully discretionary basis as described below.  The discretionary incentive compensation is determined by evaluating multiple factors including investment performance, the Adviser’s financial performance, PNC’s financial performance and individual contributions made by the portfolio management staff.  Investment performance is compared relative to a pre-defined peer group and evaluated on a one, three and five year basis with 25%, 50% and 25% weightings, respectively.  Peer performance metrics are calculated for each portfolio composite.  Portfolio team grand mean investment performance scores are determined by combining composite peer performance scores weighted by composite assets under management.  The overall portfolio manager incentive compensation allocation is determined by evaluating each of the Adviser’s and PNC’s current year versus prior year and budgeted financial performance and current year assets under management flows.  Additionally, the Adviser’s management conducts a subjective assessment of the portfolio manager individual performance, including but not limited to his or her contribution to the investment team-oriented process and overall performance, client feedback, contributions to the business objectives of the firm, leadership, teamwork and management skills.  The combination of these factors determines individual incentive compensation payments.

In addition to the compensation described above, portfolio managers may receive compensation in the form of stock of PNC under its stock plan which is a program that awards a portion of discretionary year-end compensation in restricted stock or stock option awards of PNC that are subject to vesting and other conditions. Eligibility for participation in this incentive program depends on the portfolio manager’s performance and seniority.

Potential Conflicts of Interest

Portfolio managers at the Adviser typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts, proprietary accounts and pooled investment vehicles.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.  The Adviser has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise.  For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short.  In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser for other client accounts. The Adviser will manage the Funds and the other client accounts it manages in accordance with their respective investment objectives and guidelines. However, the Adviser may give advice, and take action, with respect to any current or future other client accounts that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

Transactions undertaken by the Adviser for other client accounts may adversely impact the Funds. The Adviser, on behalf of one or more other client accounts, may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Adviser, on behalf of its other client accounts, may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and the Adviser, on behalf of its other client accounts, may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other client accounts of the Adviser. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) the other client accounts of the Adviser, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) the other client accounts of the Adviser.

Each Fund may invest in other PNC Funds and other Funds advised or serviced by the Adviser or its affiliates. Because the Adviser and/or its affiliates receive fees for providing services to such other funds, the Funds’ investments in such other funds benefit the Adviser and/or the Adviser’s affiliates. Additionally, the Funds’ investments in other funds managed or serviced by the Adviser or its affiliates may represent a significant portion of such other funds’ assets. Such investments create a conflict of interest for the Adviser in managing the Funds’ assets.

The Adviser is a wholly-owned subsidiary of PNC Bank, National Association.  Certain investment restrictions apply to a bank and some of its affiliated persons when they manage the investments of others, including the ability to invest in certain affiliates of the bank.  These restrictions, as well as PNC and Adviser-adopted policies and procedures, restrict the Adviser’s ability to invest in or engage in transactions with certain issuers of equity securities, fixed income securities and other investments.  These restrictions may limit a Fund portfolio manager’s ability to make certain investments the portfolio manager might otherwise select, and may adversely affect a Fund’s performance.

Ownership of Securities

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund that he or she manages as of May 31, 2014 (unless otherwise indicated).

Dollar Range of Fund Shares Beneficially Owned

Balanced Allocation Fund
Peter A. Roy, CFA*	None
James E. Mineman*	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, JD	$10,001 - $50,000
Mark Batty, CFA	None
Sean T. Rhoderick**	None

International Equity Fund
Martin C. Schulz, JD	$50,001 - $100,000
Calvin Y. Zhang	None
Bernard R. Horn, Jr.	Over $1,000,000
Sumanta Biswas, CFA	None
Bin Xiao, CFA	None

Large Cap Core Fund
Douglas J. Roman, CFA, CMT	None
Mark W. Batty, CFA	None

Large Cap Growth Fund
Douglas J. Roman, CFA, CMT	None
Mark W. Batty, CFA	None

Large Cap Value Fund
Douglas Roman, CFA, CMT	None
Mark W. Batty, CFA	None

Mid Cap Fund
M. Jed Ellerbroek Jr., CFA	$1 - $10,000
James E. Mineman	$10,001 - $50,000
Peter A. Roy, CFA	None
Lisa A. Teter	None
Brian J. Reynolds, CFA	None

Mid Cap Index Fund
Hitesh C. Patel, Ph.D.	None
Chen Chen, Ph.D.	None

Multi-Factor Small Cap Core Fund
Hitesh C. Patel, Ph.D.	None
Paul Kleinaitis, CFA	$10,001 - $50,000

Multi-Factor Small Cap Growth Fund
Hitesh C. Patel, Ph.D.	None
Paul Kleinaitis, CFA	$100,001 - $500,000

Multi-Factor Small Cap Value Fund
Hitesh C. Patel, Ph.D.	$100,001 - $500,000
Paul Kleinaitis, CFA	None
Chen Chen, Ph.D.	None

S&P 500 Index Fund
Hitesh C. Patel, Ph.D.	None
Chen Chen, Ph.D.	None

Small Cap Index Fund
Hitesh C. Patel, Ph.D.	None
Chen Chen, Ph.D.	None

Small Cap Fund
M. Jed Ellerbroek, Jr., CFA	$100,001 - $500,000
James E. Mineman	$50,001 - $100,000
Peter A. Roy, CFA	None
Lisa A. Teter	$10,001 - $50,000
Brian J. Reynolds, CFA	None

Bond Fund
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Government Mortgage Fund
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

High Yield Bond Fund
Timothy D. Compan, Jr., CFA	$10,001 - $50,000
Kenneth F. Karwowski, CFA	$10,001 - $50,000
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Intermediate Bond Fund
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Limited Maturity Bond Fund
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Total Return Advantage Fund
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Ultra Short Bond Fund
Timothy D. Compan, Jr., CFA	None
Mark A. Lozina, CFA	None
Sean T. Rhoderick, CFA	None

Intermediate Tax Exempt Bond Fund
Adam Mackey	None

Maryland Tax Exempt Bond Fund
Adam Mackey	None

Ohio Intermediate Tax Exempt Bond Fund
Adam Mackey	None

Tax Exempt Limited Maturity Bond Fund
Adam Mackey	None

Target 2020 Fund
Timothy D. Compan, Jr., CFA	None
Aneet Deshpande, CFA	None
Donald J. Hohman	None
Mark McGlone	None
Jake Moloznik	None
James E. Mineman	None
Sean T. Rhoderick, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, JD	None
Keith Weigel, CFA	None

Target 2030 Fund
Timothy D. Compan, Jr., CFA	None
Aneet Deshpande, CFA	None
Donald J. Hohman	None
Mark McGlone	None
Jake Moloznik	None
James E. Mineman	None
Sean T. Rhoderick, CFA	None

Douglas Roman, CFA, CMT	None
Martin C. Schulz, JD	None
Keith Weigel, CFA	$100,001 - $500,000

Target 2040 Fund
Timothy D. Compan, Jr., CFA	None
Aneet Deshpande, CFA	None
Donald J. Hohman	None
Mark McGlone	None
Jake Moloznik	None
James E. Mineman	None
Sean T. Rhoderick, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, JD	None
Keith Weigel, CFA	None

Target 2050 Fund
Timothy D. Compan, Jr., CFA	None
Aneet Deshpande, CFA	None
Donald J. Hohman	None
Mark McGlone	None
Jake Moloznik	$10,001 - $50,000
James E. Mineman	None
Sean T. Rhoderick, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, JD	None
Keith Weigel, CFA	None

Retirement Income Fund
Timothy D. Compan, Jr., CFA	None
Aneet Deshpande, CFA	None
Donald J. Hohman	None
Mark McGlone	None
Jake Moloznik	None
James E. Mineman	None
Sean T. Rhoderick, CFA	None
Douglas Roman, CFA, CMT	None
Martin C. Schulz, JD	None
Keith Weigel, CFA	None

*            Effective October 31, 2014, Messrs. Mineman and Roy assumed portfolio management responsibilities with respect to PNC Balanced Allocation Fund. As of September 29, 2014, Messrs. Mineman and Roy did not own any equity securities of PNC Balanced Allocation Fund.

**     Effective February 17, 2015, Mr. Rhoderick became Managing Director and Chief Investment Officer of Taxable Fixed Income and assumed co-portfolio management responsibilities with respect to PNC Balanced Allocation Fund. As of February 13, 2015, Mr. Rhoderick did not own any equity securities of PNC Balanced Allocation Fund.

Proxy Voting Policies and Procedures

The Trust is required to disclose information concerning the Funds’ proxy voting policies and procedures to shareholders.  The Board has delegated to the Adviser the responsibility for voting proxies for securities held by each Fund.  The Adviser will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board and adopted by the Trust, and which are found in Appendix B.   Any material changes to the proxy policies and procedures will be submitted to the Board for approval.  When the Target Date Funds invest in other registered investment companies either in reliance on Section 12(d)(1)(F) of the 1940 Act or certain exemptive relief provided by the SEC, the Target Date Funds expect to vote proxies associated with those investments in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting) of those investment companies.  Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC’s website at http://www.sec.gov.

Administration and Accounting Services

The Trust has entered into a Co-Administration and Accounting Services Agreement dated June 30, 2010, and amended effective December 30, 2013 with respect to the New Index Funds (the “Co-Administration Agreement”) with BNY Mellon Investment Servicing and the Adviser (together with BNY Mellon Investment Servicing, the “Co-Administrators”), pursuant to which BNY Mellon Investment Servicing and the Adviser have agreed to serve as Co-Administrators to the Trust.

The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement.  The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from intentional misconduct, bad faith or negligence on the part of the Co-Administrators in the performance of their duties. The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

BNY Mellon Investment Servicing is a wholly owned subsidiary of The Bank of New York Mellon Corporation.  The Adviser is an indirect wholly owned subsidiary of PNC.

Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund. BNY Mellon Investment Servicing also receives other transaction based charges and is reimbursed for out of pocket expenses.

During the fiscal years ended May 31, 2014, 2013 and 2012, the Funds paid to the Co-Administrators administration fees, as set forth below.

Fund	2014	2013	2012
Balanced Allocation Fund	$39,338	$36,632	$40,704
International Equity Fund	$293,991	$222,624	$213,643
Large Cap Core Fund	$17,899	$16,639	$12,523
Large Cap Growth Fund	$37,841	$38,372	$44,126
Large Cap Value Fund	$65,541	$65,505	$78,925
Mid Cap Fund	$10,889	$15,560	$39,518
Multi-Factor Small Cap Core Fund	$20,204	$12,392	$10,686
Multi-Factor Small Cap Growth Fund	$19,972	$16,931	$17,652
Multi-Factor Small Cap Value Fund	$16,663	$14,894	$18,075
S&P 500 Index Fund	$82,983	$62,797	$61,523
Small Cap Fund	$182,314	$94,088	$87,688
Bond Fund	$100,619	$102,584	$103,757
Government Mortgage Fund	$42,800	$59,116	$61,348
High Yield Bond Fund	$18,087	$11,429	$6,595
Intermediate Bond Fund	$193,840	$209,242	$200,083
Limited Maturity Bond Fund	$177,922	$170,673	$175,653
Total Return Advantage Fund	$137,046	$142,561	$140,773
Ultra Short Bond Fund	$232,923	$225,068	$275,154
Intermediate Tax Exempt Bond Fund	$54,207	$75,765	$75,246
Maryland Tax Exempt Bond Fund	$33,763	$39,690	$40,232
Ohio Intermediate Tax Exempt Bond Fund	$39,680	$48,837	$51,623
Tax Exempt Limited Maturity Bond Fund	$79,818	$78,246	$70,682
Government Money Market Fund	$466,011	$487,330	$557,455
Money Market Fund	$857,557	$889,829	$960,475
Tax Exempt Money Market Fund	$377,216	$363,219	$336,580
Treasury Money Market Fund	$237,199	$193,873	$227,265

For the fiscal years ended May 31, 2014, 2013 and 2012, no co-administration fees were waived.

During the fiscal years ended May 31, 2014 and 2013, the Target Date Funds paid to the Co-Administrators administration fees, as set forth below.

	2014	2013
Retirement Income Fund*	$34,912	$23,473
Target 2020 Fund*	$34,524	$23,474
Target 2030 Fund*	$34,559	$23,475
Target 2040 Fund*	$34,532	$23,475
Target 2050 Fund*	$34,540	$23,478

For the fiscal years ended May 31, 2014 and 2013, no co-administration fees were waived.

* The Fund commenced operations on October 1, 2012.

During the fiscal year ended May 31, 2014, the New Index Funds paid to the Co-Administrators administration fees, as set forth below.

Mid Cap Index Fund**	$2,444
Small Cap Index Fund**	$2,875

For the fiscal year ended May 31, 2014, no co-administration fees were waived.

** The Fund commenced operations on December 30, 2013.

Underwriter

PNC Funds Distributor, LLC (the “Underwriter”) is the principal underwriter of the Funds’ shares and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated July 2, 2012 and amended effective December 30, 2013 with respect to the New Index Funds and amended effective April 28, 2015 with respect to Class T Shares of Balanced Allocation Fund and the Target Date Funds (the “Distribution Agreement”), the Underwriter acts as the agent of the Trust in connection with the continuous offering of the Funds’ shares. The Underwriter continually distributes the Funds’ shares using commercially reasonable efforts. The Underwriter has no obligation to sell any specific quantity of the Funds’ shares. The Underwriter and its officers have no role in determining the investment policies of the Trust. In addition, the Adviser also entered into a Distribution Services Agreement with the Underwriter dated July 2, 2012 (the “Distribution Services Agreement”).  Pursuant to the Distribution Services Agreement, the Adviser has agreed to provide compensation to the Underwriter for the marketing and sales services it provides under the Distribution Agreement.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify and hold harmless the Underwriter and its affiliates from and against any losses that the Underwriter or its affiliates may incur arising out of (i) the Underwriter performing its duties and obligations under and in accordance with the Distribution Agreement; (ii) the Trust’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (iii) the Trust’s failure to comply with any applicable laws or regulations; or (iv) any claim that the Trust’s Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Trust includes or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, provided that the Trust’s indemnification obligation shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to the Underwriter and furnished to the Trust or its counsel by the Underwriter.  In no event will this indemnification obligation be construed to protect the Underwriter or its affiliates from losses resulting from the Underwriter’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or from the Underwriter’s reckless disregard of its obligations under the Distribution Agreement.

The Trust has provided additional indemnification to the Underwriter in respect of certain distribution arrangements it has entered into in respect of the Funds, including indemnifying the Underwriter for losses arising out of (i) the Underwriter’s actions or failures to act in certain circumstances; (ii) certain representations or warranties made by the Underwriter; or (iii) certain indemnifications provided by the Underwriter.   In no event will this indemnification obligation be construed to protect the Underwriter or its affiliates resulting from the Underwriter’s willful misfeasance, bad faith, or gross negligence in the performance of its duties with respect to such distribution arrangements or the Underwriter’s reckless disregard of its duties with respect to such distribution arrangements.

Although the Funds have not incurred material losses under these indemnification obligations in the past, a Fund could incur significant potential liability under these indemnification obligations that would material adversely affect the NAV of its shares. For more information regarding these indemnification obligations, please see the Distribution Agreement, which is filed as an exhibit to this registration statement and available on the SEC’s website.

Unless otherwise terminated, the Distribution Agreement between the Trust and the Underwriter will continue in force and renew annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Funds, and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party (“Qualified Trustees”), cast in person at a meeting called for the purpose of voting on the approval.  The Distribution Agreement shall automatically terminate in the event of its assignment.  In addition, the Distribution Agreement may at any time be terminated by the Underwriter, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Funds upon not less than 60 day’s prior written notice to the other party.

The Underwriter was paid the following aggregate combined commissions on sales of Class A and Class C shares during the last three fiscal years.

Fund	2014	2013	2012
Balanced Allocation Fund	$3,427	$1,717	$10
International Equity Fund	$2,453	$408	$162
Large Cap Core Fund	$196	$157	$212
Large Cap Growth Fund	$321	$199	$213
Large Cap Value Fund	$492	$530	$486
Mid Cap Fund	$440	$122	$133
Multi-Factor Small Cap Core Fund	$5,081	$1,784	$0
Multi-Factor Small Cap Growth Fund	$685	$841	$227
Multi-Factor Small Cap Value Fund	$7,262	$3,851	$0
S&P 500 Index Fund	$1,492	$783	$703
Small Cap Fund	$38,651	$12,846	$720
Bond Fund	$189	$554	$28
Government Mortgage Fund	$469	$3,519	$448
High Yield Bond Fund	$9	$68	$0
Intermediate Bond Fund	$11	$241	$0
Limited Maturity Bond Fund	$0	$255	$8
Total Return Advantage Fund	$210	$1,273	$2,793
Ultra Short Bond Fund	$216	$191	$530
Intermediate Tax Exempt Bond Fund	$0	$146	$0
Maryland Tax Exempt Bond Fund	$0	$0	$51
Ohio Intermediate Tax Exempt Bond Fund	$18	$187	$323
Tax Exempt Limited Maturity Bond Fund	$0	$114	$0
Government Money Market Fund	$0	$0	$0
Money Market Fund	$0	$0	$0
Tax Exempt Money Market Fund	$0	$0	$0
Treasury Money Market Fund	$0	$0	$0

The Underwriter received for allowable distribution related expenditures and services approximately the following combined commissions on sales of Class A* and Class C* shares during the last three fiscal years.

Fund	2014	2013	2012
Balanced Allocation Fund	$49	$69	$0
International Equity Fund	$125	$16	$13
Large Cap Core Fund	$4	$5	$4
Large Cap Growth Fund	$0	$1	$0
Large Cap Value Fund	$9	$9	$12
Mid Cap Fund	$5	$3	$8
Multi-Factor Small Cap Core Fund	$269	$46	$0
Multi-Factor Small Cap Growth Fund	$1	$3	$7
Multi-Factor Small Cap Value Fund	$41	$42	$25
S&P 500 Index Fund	$292	$12	$17
Small Cap Fund	$81	$5	$0
Bond Fund	$0	$0	$0
Government Mortgage Fund	$0	$0	$6
High Yield Bond Fund	$9	$4	$3
Intermediate Bond Fund	$0	$1	$0
Limited Maturity Bond Fund	$0	$0	$0
Total Return Advantage Fund	$1	$3	$4
Ultra Short Bond Fund	$0	$0	$0
Intermediate Tax Exempt Bond Fund	$0	$8	$0
Maryland Tax Exempt Bond Fund	$0	$0	$1
Ohio Intermediate Tax Exempt Bond Fund	$18	$3	$2
Tax Exempt Limited Maturity Bond Fund	$0	$0	$0
Government Money Market Fund	$0	$0	$0
Money Market Fund	$0	$0	$0
Tax Exempt Money Market Fund	$0	$0	$0
Treasury Money Market Fund	$0	$0	$0

*     Sales charges apply to purchases of Class A and Class C shares even when such shares are not purchased through a financial intermediary.  In such cases, the applicable sales charge is deducted from the shareholder’s investment and paid to the Funds’ Underwriter.  The Underwriter may use those monies received to pay for any eligible distribution or marketing expense or shareholder services, including to reimburse the Adviser for certain up-front payments and or finder’s fees paid by the Adviser to financial intermediaries in connection with the sale of shares of the Funds.  For additional information, see the “Distribution and Shareholder Services Plans” section of the Prospectus.

Distribution Plans and Related Agreement

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for Class A Shares (the “A Shares Plan”), a Distribution Plan for Class C Shares (the “C Shares Plan”), and a Distribution Plan for Class T Shares (the “T Shares Plan”) (collectively, the “Plans”) which permit the Funds to bear certain expenses in connection with the distribution of Class A Shares, Class C Shares, and Class T Shares, respectively.  As required by Rule 12b-1, the Trust’s Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Board, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans (the “Disinterested Trustees”), by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements.  In compliance with the Rule, the Trustees requested and evaluated information they thought necessary to make an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Funds and their shareholders.  For instance, asset growth resulting from the Plan can be expected to benefit the Funds’ shareholders through the realization of economies of scale and potentially lower expense levels.

Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds’ case, the Underwriter) provide for the Trustees’ review of quarterly reports on the amounts expended and the purposes for the expenditures.

Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the Trustees, including a majority of the Disinterested Trustees who do not have any direct or indirect financial interest in the Plans or related agreements.  The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust’s Disinterested Trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days’ written notice. The selection and nomination of Disinterested Trustees has been committed to the discretion of such Disinterested Trustees as required by the Rule.

The A Shares Plan provides that each Fund will reimburse the Underwriter for distribution expenses related to the distribution of Class A Shares in an amount not to exceed 0.10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund’s Class A Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund’s Prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A Shares Plan. The Board has approved a contractual commitment whereby, actual distribution fees for Class A Shares are limited to no more than:  (i) 0.00% with respect to the S&P 500 Index and each Money Market Fund; (ii) 0.01% with respect to the High Yield Bond Fund; (iii) 0.03% with respect to the Mid Cap, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Core, Multi-Factor Small Cap Value and Large Cap Core Funds and each other Fixed Income and Tax Exempt Bond Fund; (iv) 0.04% with respect to the Balanced Allocation Fund; and (v) 0.05% with respect to each other Equity Fund.  This commitment continues through September 28, 2015, at which time the Board will determine whether to renew, review or discontinue it, except that it may be terminated by the Board of Trustees at any time.

The C Shares Plan provides that the Funds may compensate the Underwriter from Class C Share assets for distribution of Class C Shares in an amount not to exceed 0.75% per annum of the average daily net assets of such shares. Payments to the Underwriter under the C Shares Plan are to be used by the Underwriter to cover expenses and activities primarily intended to result in the sale of a Fund’s Class C Shares.  Such expenses and activities may include but are not limited to:  (a) direct out-of-pocket promotional expenses incurred by the Underwriter in advertising and marketing Class C Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each a “Distribution Organization”) with respect to a Fund’s Class C Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class C Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

The T Shares Plan provides that the Funds may compensate the Underwriter from Class T Share assets for distribution of Class T Shares in an amount not to exceed 0.50% per annum of the average daily net assets of such shares.  Under the T Shares Plan, the Funds may incur expenses primarily intended to result in the sale of their shares or associated with the provision of services to shareholders of Class T Shares. Payments to the Underwriter under the T Shares Plan may be used to pay for any eligible distribution or marketing expense or shareholder services, including to reimburse the Adviser for certain up-front payments and/or finder’s fees paid by the Adviser to financial intermediaries in connection with the sale of shares of the Funds.

During the fiscal year ended May 31, 2014, the Funds paid the Underwriter the following amounts under the A Shares Plan:

Fund	2014
Balanced Allocation Fund	$2,273
International Equity Fund	$2,478
Large Cap Core Fund	$448
Large Cap Growth Fund	$3,321
Large Cap Value Fund	$6,475

Fund	2014
Mid Cap Fund	$1,917
Multi-Factor Small Cap Core Fund	$349
Multi-Factor Small Cap Growth Fund	$3,251
Multi-Factor Small Cap Value Fund	$2,772
S&P 500 Index Fund	$498
Small Cap Fund	$8,024
Bond Fund	$650
Government Mortgage Fund	$1,767
High Yield Bond Fund	$29
Intermediate Bond Fund	$891
Limited Maturity Bond Fund	$656
Total Return Advantage Fund	$870
Ultra Short Bond Fund	$588
Intermediate Tax Exempt Bond Fund	$560
Maryland Tax Exempt Bond Fund	$113
Ohio Intermediate Tax Exempt Bond Fund	$1,071
Tax Exempt Limited Maturity Bond Fund	$84
Government Money Market Fund	$487
Money Market Fund	$917
Tax Exempt Money Market Fund	$331
Treasury Money Market Fund	$107

During the fiscal year ended May 31, 2014, the Funds paid the Underwriter the following amounts under the C Shares Plan:

Fund	2014
Balanced Allocation Fund	$6,131
International Equity Fund	$3,908
Large Cap Core Fund	$1,012
Large Cap Growth Fund	$1,870
Large Cap Value Fund	$1,051
Mid Cap Fund	$7,711
Multi-Factor Small Cap Core Fund	$0
Multi-Factor Small Cap Growth Fund	$1,602
Multi-Factor Small Cap Value Fund	$9,370
S&P 500 Index Fund	$77,687
Small Cap Fund	$87,453
Bond Fund	$1,967
Government Mortgage Fund	$16,671
Intermediate Bond Fund	$7,398
Limited Maturity Bond Fund	$4,141
Total Return Advantage Fund	$7,247
Intermediate Tax Exempt Bond Fund	$3,094
Maryland Tax Exempt Bond Fund	$403
Ohio Intermediate Tax Exempt Bond Fund	$3,691
Tax Exempt Limited Maturity Bond Fund	$0
Money Market Fund	$0

During the fiscal year ended May 31, 2014, the Underwriter paid the following expenses in connection with distribution under the A Shares Plan:

Fund	Compensation to Dealers	Compensation and Expenses of the Underwriter and its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Balanced Allocation Fund	$0	$0	$0	$265	$2,008	$2,273
International Equity Fund	$0	$0	$0	$289	$2,190	$2,479
Large Cap Core Fund	$0	$0	$0	$52	$396	$448
Large Cap Growth Fund	$0	$0	$0	$387	$2,934	$3,321
Large Cap Value Fund	$0	$0	$0	$754	$5,721	$6,475
Mid Cap Fund	$0	$0	$0	$223	$1,694	$1,917
Multi-Factor Small Cap Core Fund	$0	$0	$0	$41	$308	$349
Multi-Factor Small Cap Growth Fund	$0	$0	$0	$379	$2,872	$3,251
Multi-Factor Small Cap Value Fund	$0	$0	$0	$323	$2,449	$2,772
S&P 500 Index Fund	$0	$0	$0	$58	$440	$498
Small Cap Fund	$0	$0	$0	$934	$7,089	$8,023
Bond Fund	$0	$0	$0	$76	$574	$650
Government Mortgage Fund	$0	$0	$0	$206	$1,562	$1,768
High Yield Bond Fund	$0	$0	$0	$3	$25	$28
Intermediate Bond Fund	$0	$0	$0	$104	$787	$891
Limited Maturity Bond Fund	$0	$0	$0	$76	$580	$656
Total Return Advantage Fund	$0	$0	$0	$101	$768	$869
Ultra Short Bond Fund	$0	$0	$0	$68	$520	$588
Intermediate Tax Exempt Bond Fund	$0	$0	$0	$65	$494	$559
Maryland Tax Exempt Bond Fund	$0	$0	$0	$13	$100	$113
Ohio Intermediate Tax Exempt Bond Fund	$0	$0	$0	$125	$947	$1,072
Tax Exempt Limited Maturity Bond Fund	$0	$0	$0	$10	$75	$85
Government Money Market Fund	$0	$0	$0	$57	$430	$487
Money Market Fund	$0	$0	$0	$107	$810	$917
Tax Exempt Money Market Fund	$0	$0	$0	$39	$292	$331
Treasury Money Market Fund	$0	$0	$0	$12	$95	$107

During the fiscal year ended May 31, 2014, the Underwriter incurred the following expenses in connection with distribution under the C Shares Plan:

Fund	Compensation to Dealers*	Compensation and Expenses of the Underwriter and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Balanced Allocation Fund	$5,818	$0	$0	$37	$277	$6,132
International Equity Fund	$2,319	$0	$0	$35	$267	$2,621
Large Cap Core Fund	$911	$0	$0	$7	$50	$968
Large Cap Growth Fund	$1,535	$0	$0	$26	$197	$1,758
Large Cap Value Fund	$873	$0	$0	$12	$93	$978
Mid Cap Fund	$7,227	$0	$0	$45	$344	$7,616
Multi-Factor Small Cap Core Fund	$0	$0	$0	$0	$0	$0
Multi-Factor Small Cap Growth Fund	$1,153	$0	$0	$12	$92	$1,257
Multi-Factor Small Cap Value Fund	$7,509	$0	$0	$89	$677	$8,274
S&P 500 Index Fund	$14,134	$0	$0	$441	$3,346	$17,921
Small Cap Fund	$13,009	$0	$0	$504	$3,825	$17,338

Fund	Compensation to Dealers*	Compensation and Expenses of the Underwriter and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Bond Fund	$1,816	$0	$0	$10	$73	$1,899
Government Mortgage Fund	$14,399	$0	$0	$74	$562	$15,035
Intermediate Bond Fund	$5,204	$0	$0	$36	$276	$5,516
Limited Maturity Bond Fund	$10,686	$0	$0	$39	$297	$11,022
Total Return Advantage Fund	$4,382	$0	$0	$36	$269	$4,687
Intermediate Tax Exempt Bond Fund	$2,328	$0	$0	$16	$119	$2,463
Maryland Tax Exempt Bond Fund	$244	$0	$0	$2	$15	$261
Ohio Intermediate Tax Exempt Bond Fund	$3,467	$0	$0	$18	$135	$3,620
Tax Exempt Limited Maturity Bond Fund	$0	$0	$0	$0	$0	$0
Money Market Fund	$0	$0	$0	$0	$0	$0

*Includes amounts paid by the Underwriter to the Adviser to reimburse the Adviser for certain up-front payments of distribution fees and shareholder servicing fees and/or finder’s fees paid to financial intermediaries.  For additional information, see the “Purchasing, Exchange and Redeeming Fund Shares - Sales Charges” and “Distribution and Shareholders Services Plans” section of the Prospectuses for Class A, Class C, and Class T Shares.

Unreimbursed expenses incurred under the A Shares Plan in the previous fiscal year that have been carried over to the fiscal year ending May 31, 2014 amounted to $70,945.  To the extent that the Funds engage in joint distribution activities, they typically allocate the costs pro rata based on each Fund’s net assets.  The Funds do not generally engage in joint distribution activities.  To the extent they do, they would typically allocate the costs pro rata based on each Fund’s net assets.  The Plans are designed, among other things, to assist the Fund in attracting and/or retaining assets.  Because certain of the Funds’ service providers, including the Adviser, are paid fees by the Funds that are based on the Funds’ assets under management those service providers could be deemed to have a financial interest in the operation of the Plans and their related agreements.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of the Funds’ shares. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or Adviser, rather than the Underwriter, may enter into such agreements. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

The Adviser or its affiliates may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services.  Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds.  These additional payments may be made to intermediaries, including affiliates of the Adviser, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and FINRA.  These payments sometimes are referred to as “revenue sharing.”  In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option.

Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds’ shares or the provision of services to the Funds.

The Funds’ Adviser may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for or reimbursed by the Underwriter from 12b-1 fees received from the Funds. These programs may include incentives for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging and gifts that do not exceed $100 per year, per individual.

Custodian Services, Transfer Agency Agreements, and Other Intermediary Services

The Bank of New York Mellon, with offices at One Wall Street, New York, NY 10286, serves as custodian (the “Custodian”) to the Trust pursuant to an Amended and Restated Custodian Services Agreement dated June 30, 2010, as amended.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

BNY Mellon Investment Servicing, in its role as transfer agent, is located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Funds pursuant to a Transfer Agency and Service Agreement dated June 30, 2010, and amended December 30, 2013 with respect to the New Index Funds.  As part of these services, BNY Mellon Investment Servicing maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.

The Funds may be distributed through a wide range of intermediaries.  A number of those intermediaries may hold shares of the Funds of record on behalf of investors who hold the beneficial interest in such shares.  The investors with the beneficial interests may be, for example, an intermediary’s clients or investors in an investment plan to which the intermediary acts as a record-keeper or trustee.  The Funds may enter into arrangements with such intermediaries that establish the intermediaries’ records as a Fund’s master security holder files for certain purposes. In the event a Fund’s records of shareholders disagree with those of such an intermediary, the Fund may incur significant expenses in resolving the disagreement and the Fund’s net asset value and the value of your investment in the Fund could be adversely affected.

The Funds, the Adviser and/or their affiliates may make payments out of their own resources to financial intermediaries (including affiliates of the Adviser) that sell shares of the Funds or provide other services, which may (though will not necessarily) include shareholder servicing, sub-administration, record-keeping, networking and/or sub-transfer agency services (such services collectively, “Sub-Transfer Agency Services”).  Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds.  The fees paid to a financial intermediary by a Fund, the Adviser, and/or an affiliate are typically paid periodically over time, during the period when the intermediary’s clients hold investments in a Fund. The amount of continuing compensation paid to different financial intermediaries for distribution and/or Sub-Transfer Agency Services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Funds. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary. A Fund may reimburse related parties some or all of certain types of payments made to financial intermediaries by the related party, or may make payments directly to financial intermediaries that provide such services.

The Funds paid the following amounts to financial intermediaries for Sub-Transfer Agency Services during each of the last three fiscal years:

Fund Name	2014	2013	2012
Balanced Allocation Fund	$7,119	$7,985	$10,349
International Equity Fund	$8,747	$9,600	$12,884
Large Cap Core Fund	$2,305	$2,730	$3,872
Large Cap Growth Fund	$13,092	$15,593	$22,163
Large Cap Value Fund	$16,159	$18,747	$25,624
Mid Cap Fund	$7,445	$9,831	$14,356
Multi Factor Small Cap Core Fund	$2,595	$289	$313
Multi Factor Small Cap Growth Fund	$13,071	$14,770	$19,683
Multi Factor Small Cap Value Fund	$9,750	$12,106	$16,855
S&P 500 Index Fund	$3,344	$3,067	$3,628
Small Cap Fund	$69,566	$42,596	$34,543
Bond Fund	$2,112	$2,437	$3,061
Government Mortgage Fund	$5,507	$7,617	$9,688
High Yield Bond Fund	$149	$144	$99
Intermediate Bond Fund	$3,992	$4,820	$6,487
Limited Maturity Bond Fund	$1,945	$3,001	$3,225
Total Return Advantage Fund	$4,193	$5,131	$6,291
Ultra Short Bond Fund	$24,361	$22,582	$34,768
Intermediate Tax Exempt Bond Fund	$992	$1,188	$1,355
Maryland Tax Exempt Bond Fund	$152	$185	$168
Ohio Intermediate Tax Exempt Bond Fund	$1,454	$1,672	$1,971
Tax Exempt Limited Maturity Bond Fund	$162	$162	$120
Government Money Market Fund	$273	$31	$37
Money Market Fund	$390	$443	$662
Tax Exempt Money Market Fund	$0	$0	$6
Treasury Money Market Fund	$0	$5	$13

The Adviser or its affiliates also may provide additional cash payments out of its own resources to intermediaries (including affiliates of the Adviser) that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and FINRA.  These payments described in this section sometimes are referred to as “revenue sharing.”  In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds’ shares or the provision of services to the Funds.

SHAREHOLDER SERVICES PLAN

The Trust has implemented a Shareholder Services Plan with respect to Class A Shares, Class C Shares, Class R Shares, Class R4 Shares, Class R5 Shares and Advisor Class Shares (the “Services Plan”) pursuant to which the Trust may enter into agreements with financial institutions, retirement plan providers or trustees, and similar entities pertaining to the provision of administrative services to their customers or plan participants who are the beneficial owners of a Fund’s Class A Shares, Class C Shares, Class R Shares, Class R4 Shares, Class R5 Shares or Advisor Class Shares in consideration for payments for such services.  The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to each Fund’s Class A Shares, Class C Shares or Class R Shares held by the entity’s customers or plan participants, the payment (on an annualized basis) of up to 0.15% of the NAV attributable to each Fund’s Class R4 Shares held by the entity’s customers or plan participants, the payment (on an annualized basis) of up to 0.10% of the NAV attributable to each Fund’s Advisor Class Shares held by an entity’s customers or plan participants and the payment (on an annualized basis) of up to 0.05% of the NAV attributable to each Fund’s Class R5 Shares held by the entity’s customers or plan participants.  Affiliates of PNC may receive such fees under the Services Plan.

When you buy Class C Shares, financial intermediaries providing such services begin to receive the shareholder services fee immediately and are paid the shareholder services fee for as long as you hold your shares.

Services under the Services Plan may include:

(i)                                   aggregating and processing purchase and redemption requests from customers;

(ii)                                providing customers with a service that invests the assets of their accounts in Class A Shares, Class C Shares, Class R Shares, Class R4 Shares, Class R5 Shares or Advisor Class Shares;

(iii)                             processing dividend payments from the Funds;

(iv)                            providing information periodically to customers showing their position in Class A Shares, Class C Shares, Class R Shares Class R4 Shares, Class R5 Shares or Advisor Class Shares;

(v)                               arranging for bank wires;

(vi)                           responding to customer inquiries relating to the services performed with respect to Class A Shares, Class C Shares, Class R Shares Class R4 Shares, Class R5 Shares or Advisor Class Shares beneficially owned by customers;

(vii)                         providing subaccounting for customers or providing information to the transfer agent for subaccounting;

(viii)                      forwarding shareholder communications;

(ix)                            delivering Prospectuses and confirmations in respect of any transactions in shares by customers;

(x)                               receiving, tabulating, and transmitting proxies executed by customers; and

(xi)                            other similar services requested by the Trust.

Payments under the Services Plan may be made to any party, including the Adviser, or an affiliated person thereof, to reimburse that party (“Reimbursement Payments”) for payments, including advance payments, made by that party to a financial institution, retirement plan provider or trustee, and similar entities in respect of personal shareholder services, maintenance of shareholder accounts, and/or shareholder administrative services rendered (or to be rendered in the future) to holders of Shares.  See the section “Distribution and Shareholder Service Plans” in the Class A and Class C Shares Prospectuses for additional information.  Such Reimbursement Payments made in respect of any class of Shares shall not exceed the annual rates described above in respect of the applicable share class.

Shareholder servicing agreements between the Trust and financial institutions are terminable, without penalty, at any time by the Trust (which termination may be by vote of a majority of the Trustees) or by the financial institution upon notice to the Trust.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement and the Polaris Sub-Advisory Agreement, the Adviser and Sub-Adviser are responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds.  The Adviser and Sub-Adviser purchase portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved.  Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

For the last three fiscal years, the Funds paid brokerage commissions in the aggregate as follows:

Fund	2014	2013	2012
Balanced Allocation Fund	$20,086	$26,627	$37,725
International Equity Fund	$427,096	$328,454	$276,818
Large Cap Core Fund	$19,092	$23,199	$12,597
Large Cap Growth Fund	$52,545	$64,548	$68,570
Large Cap Value Fund	$76,831	$107,648	$88,918
Mid Cap Fund	$4,309	$32,986	$89,957
Multi-Factor Small Cap Core Fund	$45,047	$22,165	$27,810
Multi-Factor Small Cap Growth Fund	$29,985	$32,033	$65,025
Multi-Factor Small Cap Value Fund	$55,962	$69,541	$71,092
S&P 500 Index Fund	$12,187	$8,026	$5,953
Small Cap Fund	$138,780	$60,292	$123,933

Fund	2014	2013	2012
Bond Fund	$0	$1,046	$0
Government Mortgage Fund	$0	$0	$0
High Yield Bond Fund	$126	$0	$0
Intermediate Bond Fund	$0	$0	$0
Limited Maturity Bond Fund	$0	$0	$0
Total Return Advantage Fund	$0	$0	$0
Ultra Short Bond Fund	$0	$0	$0
Intermediate Tax Exempt Bond Fund	$0	$0	$0
Maryland Tax Exempt Bond Fund	$0	$0	$0
Ohio Intermediate Tax Exempt Bond Fund	$0	$0	$0
Tax Exempt Limited Maturity Bond Fund	$0	$0	$0

For the fiscal years ended May 31, 2013 and 2014, the Target Date Funds paid brokerage commissions in the aggregate as follows:

	2014	2013
Retirement Income Fund*	$516	$16
Target 2020 Fund*	$7	$19
Target 2030 Fund*	$11	$37
Target 2040 Fund*	$8	$34
Target 2050 Fund*	$8	$36

* The Fund commenced operations on October 1, 2012.

For the fiscal year ended May 31, 2014, the New Index Funds paid brokerage commissions in the aggregate as follows:

Mid Cap Index Fund**	$622
Small Cap Index Fund**	$1,330

** The Fund commenced operations on December 30, 2013.

While the Adviser and Sub-Adviser generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction.  Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders.  Under the Advisory Agreement and the Polaris Sub-Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser and Sub-Adviser are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers.  Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser and Sub-Adviser may receive orders for transactions by the Funds.  Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; market data and trade analytics, computer software and other services.  Nevertheless, research services are only one of many factors considered in selecting broker-dealers.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and Sub-Adviser and does not reduce the fees payable to the Adviser by the Funds or to the Sub-Adviser by the Adviser.  Such information may be useful to the Adviser and Sub-Adviser in serving the Funds or other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser and Sub-Adviser in carrying out their obligations to the Funds.

Portfolio securities will not be purchased from or sold to the Trust’s Adviser, Sub-Adviser, Underwriter, or any “affiliated person” (as such term is defined under the 1940 Act) with any of them acting as principal, except to the extent permitted by the SEC.  In addition, a Fund will not give preference to the Adviser’s or Sub-Adviser’s affiliates with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund’s aggregate holdings of securities of its regular broker-dealers as of May 31, 2014 is as follows:

		Value of Fund’s
Fund Name	Issuer	Aggregate Holdings of Issuer
Balanced Allocation Fund	JP Morgan Chase	$674,000
	Wells Fargo & Co.	$445,000
	Credit Suisse (USA), Inc.	$412,000
	Bank of America LLC	$196,000
	Deutsche Bank Securities, Inc.	$137,000
	HSBC Securities (USA), Inc.	$120,000
	Morgan Stanley & Co., Inc.	$109,000
	Goldman Sachs & Co.	$62,000
	UBS AG	$60,000

International Equity Fund	UBS AG	$3,604,000
	Deutsche Bank Securities, Inc.	$3,509,000

Large Cap Core Fund	Wells Fargo & Co.	$602,000
	JP Morgan Chase	$491,000

Large Cap Value Fund	Wells Fargo & Co.	$5,037,000
	JP Morgan Chase	$4,192,000

S&P 500 Index Fund	Wells Fargo & Co.	$2,312,000
	JP Morgan Chase	$1,956,000
	Bank of America LLC	$1,476,000
	Goldman Sachs & Co.	$643,000
	Morgan Stanley & Co., Inc.	$404,000

Bond Fund	Credit Suisse (USA), Inc.	$3,172,000
	JP Morgan Chase & Co., Inc.	$1,397,000
	Bank of America LLC	$1,155,000
	Morgan Stanley & Co., Inc.	$1,112,000
	HSBC Securities (USA), Inc.	$981,000
	Goldman Sachs & Co.	$888,000
	Wells Fargo & Co.	$505,000
	Deutsche Bank Securities, Inc.	$392,000

High Yield Bond Fund	JP Morgan Chase & Co., Inc.	$733,000
	Bank of America LLC	$444,000
	RBS Securities Corp.	$400,000
	Wells Fargo & Co.	$228,000

Intermediate Bond Fund	Bank of America LLC	$3,179,000
	JP Morgan Chase & Co., Inc.	$2,969,000
	Morgan Stanley & Co., Inc.	$2,465,000
	Wells Fargo & Co.	$1,958,000
	HSBC Securities (USA), Inc.	$1,818,000
	Goldman Sachs & Co.	$1,656,000
	Deutsche Bank Securities, Inc.	$1,279,000

		Value of Fund’s
Fund Name	Issuer	Aggregate Holdings of Issuer
Limited Maturity Bond Fund	Bank of America LLC	$4,006,000
	Deutsche Bank Securities, Inc.	$3,410,000
	JP Morgan Chase & Co., Inc.	$3,357,000
	Goldman Sachs & Co.	$2,745,000
	Morgan Stanley & Co., Inc.	$2,651,000
	Wells Fargo & Co.	$2,409,000
	HSBC Securities (USA), Inc.	$1,756,000
	Credit Suisse (USA), Inc.	$1,452,000

Total Return Advantage Bond Fund	JP Morgan Chase	$2,278,000
	Morgan Stanley & Co., Inc.	$2,153,000
	Bank of America LLC	$1,940,000
	Credit Suisse (USA), Inc.	$1,930,000
	HSBC Securities (USA), Inc.	$1,833,000
	Wells Fargo & Co.	$1,001,000
	Goldman Sachs & Co.	$674,000
	RBS Securities, Inc.	$650,000

Ultra Short Bond Fund	Bank of America LLC	$11,441,000
	HSBC Securities (USA), Inc.	$4,487,000
	Wells Fargo & Co.	$4,342,000
	JP Morgan Chase	$4,229,000
	Morgan Stanley & Co., Inc.	$3,833,000
	Barclays Bank PLC	$3,355,000
	Goldman Sachs & Co.	$3,344,000
	Credit Suisse (USA), Inc.	$2,213,000

Government Money Market Fund	Deutsche Bank Securities, Inc.	$82,000,000
	HSBC Securities (USA), Inc.	$70,000,000
	Bank of America LLC	$55,967,000
	Goldman Sachs & Co.	$52,000,000

Money Market Fund	HSBC Securities (USA), Inc.	$89,087,000
	TD Securities (USA) LLC	$63,999,000
	Goldman Sachs & Co.	$59,000,000
	Deutsche Bank Securities, Inc.	$51,000,000
	JP Morgan Chase & Co.	$39,141,000
	Bank of America LLC	$33,080,000
	Wells Fargo & Co.	$16,000,000
	UBS Securities	$9,996,000

The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser’s affiliates.  In making investment decisions for the Funds, the Adviser’s personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds’ accounts are customers of the commercial departments of any of the Adviser’s affiliates.

Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser or Sub-Adviser.  Such other Funds, investment companies and accounts may also invest in the same securities as a Fund.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.  In connection therewith, and to the extent permitted by law, and by the Advisory Agreement and the Polaris Sub-Advisory Agreement, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 500 College Road East, Princeton, NJ 08540, serves as the Independent Registered Public Accounting Firm for the Funds.  The independent registered public accounting firm provides services including (i) audits of the annual financial statements; and (ii) review of certain documents in connection with SEC filings.  The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Trust’s 2014 Annual Report, are incorporated by reference into this SAI and were audited by Deloitte & Touche LLP.

COUNSEL

Ropes & Gray LLP, with offices at 800 Boylston Street, Boston, Massachusetts 02199-3600, is counsel to the Trust.  Schiff Hardin LLP with offices at 901 K Street, NW, Suite 700, Washington, DC  20001, is counsel to the Independent Trustees.  Greenberg Traurig, LLP, with offices at 1007 North Orange Street, Suite 1200, Wilmington, Delaware 19801, acts as special Delaware counsel for the Trust with respect to certain matters under Delaware law.

MISCELLANEOUS

The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

As used in this SAI, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Funds or such Fund or (b) 67% or more of the shares of the Funds or such Fund present at a meeting if more than 50% of the outstanding shares of the Funds or such Fund are represented at the meeting in person or by proxy.

The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund.  In determining a Fund’s NAV, assets belonging to a Fund are charged with the liabilities with respect to that Fund.

Persons owning 25% or more of the outstanding shares of the Fund may be deemed to “control” (as that term is defined in the 1940 Act) the Fund.  Through the exercise of voting rights with respect to shares of a Fund, those persons may have the ability to control the outcome of matters requiring the approval of shareholders of a Fund.

PNC Investment Company, LLC, an affiliate of the Adviser (the “seed investor”), made the initial investment in each of the Target Date Funds and each of the New Index Funds and has owned a majority of the shares of each Target Date Fund and New Index Fund since the inception of each Target Date Fund’s and each New Index Fund’s operations. The seed investor may be deemed to control each Target Date Fund and New Index Fund and may have the ability to control the outcome of matters requiring the approval of shareholders of a Target Date Fund or a New Index Fund. The seed investor may redeem its investments in the Target Date Funds or New Index Funds at any time and without prior notice, including at a time when the affected Fund has not otherwise achieved significant scale, and may choose to vote the shares it holds on any matters brought to shareholders for a vote in the same proportion as other shareholders of the Target Date Funds or New Index Funds vote their shares. The redemption of a seed investor’s capital may adversely affect the affected Target Date Fund or New Index Fund and its shareholders, including by reducing the affected Fund’s ability to maintain a diversified portfolio, causing the Fund to realize gains that will be distributed and taxable to remaining shareholders of the Fund, increasing the Fund’s operating expense ratio and transaction costs, and leaving the Fund with remaining assets that are insufficient to support the Fund’s continued operation. To the extent a seed investor in a Fund is an entity subject to domestic and/or international banking regulations, changes in those regulations (e.g., capital requirements) or in the seed investor’s financial status may cause or require the seed investor to redeem its investment in a Fund when it otherwise would not choose to redeem that investment.

As of September 2, 2014 (except that with respect to the Balanced Allocation Fund and the Target Date Funds, information is provided as of March 30, 2015), the following persons owned of record, or are known by the Funds to own beneficially, 5 percent or more of any class of the outstanding shares of the Funds:

FUND NAME AND CLASS/ SHAREHOLDER	SHARES OUTSTANDING	PERCENTAGE

BALANCED ALLOCATION FUND CLASS C

PERSHING LLC JERSEY CITY NJ 07303-2052	8,520.845	16.66%

NFS LLC FEBO NFS/SMTC IRA FBO WALLACE N CHASE INDIANAPOLIS IN 46236	7,551.208	14.77%

NFS LLC FEBO JOANN LUTES AIMEE L TELEGRAPHIC CHARLEROI PA 15022	3, 819.095	7.47%

NFS LLC FEBO NFS/FMTC IRA FBO LINDA L BETTINI GRAYSLAKE IL 60030	3,022.451	5.91%

BALANCED ALLOCATION FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	3, 046,341.367	77.10%

SAXON & CO PHILADELPHIA PA 19182	720,380.037	18.23%

BOND FUND CLASS C

LPL FINANCIAL SAN DIEGO CA 92121-1968	4,228.968	16.79%

NFS LLC FEBO NFS/FMTC IRA FBO GINGER L COLLEY ASHLEY OH 43003	2,982.858	11.84%

NFS LLC FEBO NFS/FMTC IRA FBO ROSS E HAGSTOZ CINNAMINSON NJ 08077	2,937.331	11.66%

UBS FINANCIAL SERVICES INC FBO PATRICIA MATTERA ROLLOVER IRA GLEN ELLYN IL 60137-7388	2,895.233	11.49%

RAYMOND JAMES & ASSOC INC FBO CARL L CULP & MARIE CULP JT/WROS FORD CITY PA 16226	2,587.142	10.27%

NFS LLC FEBO GARY D KITZMILLER MOUNT STORM WV 26739	2,474.223	9.82%

LPL FINANCIAL SAN DIEGO CA 92121-1968	2,277.565	9.04%

BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	7,467,469.458	50.83%

SAXON & CO PHILADELPHIA PA 19182	2,901,833.602	19.75%

MAC & CO MUTUAL FUND OPERATIONS PITTSBURGH PA 15230	2,437,575.492	16.59%

SAXON & CO PHILADELPHIA PA 19182	796,156.186	5.42%

GOVERNMENT MONEY MARKET FUND CLASS A

PNC TREASURY MANAGEMENT CASH SWEEP FBO PNC CASH SWEEP CLIENTS ATTN MICHAEL HOULIHAN PITTSBURGH PA 15222-2722	140,851,995.970	99.71%

GOVERNMENT MONEY MARKET FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182-0001	729,557,995.230	98.26%

GOVERNMENT MORTGAGE FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	543,576.444	48.14%

GOVERNMENT MORTGAGE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	86,376.234	54.70%

GOVERNMENT MORTGAGE FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	2,936,730.005	53.94%

SAXON & CO PHILADELPHIA PA 19182	964,335.790	17.71%

SAXON & CO PHILADELPHIA PA 19182	811,343.217	14.90%

HIGH YIELD BOND FUND CLASS A

NFS LLC FEBO GORDON JOHNSON DORIS REYNOLDS JOHNSON TTEE GORDON & DORIS JOHNSON TRST SAINT LOUIS MO 63110	21,988.780	32.31%

NFS LLC FEBO GRETCHEN L HICKOK TTEE GRETCHEN HICKOK TRUST SOLON OH 44139	19,593.468	28.79%

NFS LLC FEBO NFS/FMTC SEP IRA FBO GORDON A JOHNSON SAINT LOUIS MO 63110	11,368.304	16.71%

NFS LLC FEBO NFS/FMTC IRA FBO DORIS REYNOLDS-JOHNSON SAINT LOUIS MO 63110	5,430.001	7.98%

BNYM I S TRUST CO CUST IRA FBO LILAH K BURKET SUFFOLK VA 23434	3,812.467	5.60%

HIGH YIELD BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	1,323,401.612	38.74%

SAXON & CO PHILADELPHIA PA 19182	636,273.904	18.62%

SEI PRIVATE TRUST COMPANY C/O M&T BANK ATTN MUTUAL FUNDS ADMIN OAKS PA 19456	599,713.345	17.55%

PNC INVESTMENT CORP WILMINGTON DE 19801	496,889.552	14.54%

SAXON & CO PHILADELPHIA PA 19182	287,334.108	8.41%

INTERMEDIATE BOND FUND CLASS A

CHARLES SCHWAB & CO. INC SPECIAL CUSTODY ACCOUNT (FBO) CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104-4122	40,600.160	9.40%

INTERMEDIATE BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	23,867.797	42.86%

RAYMOND JAMES & ASSOC INC CSDN FBO ROBERT L ROTHENBERG IRA SAINT LOUIS MO 63111	4,500.870	8.08%

RBC CAPITAL MARKETS LLC LEON ROSKE JEAN ROSKE PLEDGED FBO ROYAL BANK OF CANADA WILLMAR MN 56201-2885	3,594.970	6.46%

RAYMOND JAMES & ASSOC INC CSDN FBO DONALD E FREEMAN IRA CASEYVILLE IL 62232	3,389.325	6.09%

RAYMOND JAMES & ASSOC INC CSDN FBO DANIEL C WILLE IRA SAINT LOUIS MO 63116	2,884.767	5.18%

RAYMOND JAMES & ASSOC INC CSDN FBO JOAN T FEELY IRA SAINT LOUIS MO 63119	2,848.272	5.11%

INTERMEDIATE BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	17,250,607.969	53.87%

SAXON & CO PHILADELPHIA PA 19182	6,719,781.958	20.99%

SAXON & CO PHILADELPHIA PA 19182	5,531,341.763	17.27%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

NFS LLC FEBO ARBOR PLACE LTD PARTNERSHIP A PARTNERSHIP ROBERT I LAPPIN SALEM MA 01970	45,660.817	13.95%

CAREN M PETERSON ROCKFORD IL 61107-1354	31,347.968	9.57%

NFS LLC FEBO MARY C WESTPHAL TTEE MARY C WESTPHAL LIVING TRUST PEORIA IL 61614	26,228.621	8.01%

NFS LLC FEBO KEITH WEST EX E/O WILMA S FOLLMAN MUNDELIN IL 60060	25,179.304	7.69%

CHARLES SCHWAB & CO. INC SPECIAL CUSTODIAN ACCOUNT FBO OUR CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104-4151	21,333.523	6.52%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	8,089.190	23.78%

STIFEL NICOLAUS & CO INC MARIANNE L FISCUS REV TRUST ST LOUIS MO 63012	6,099.418	17.93%

NFS LLC FEBO KATHRYN E GOERKE TOD ON FILE SOUTH DAYTONA FL 32119	2,659.540	7.82%

FIRST CLEARING LLC SAINT LOUIS MO 63103	2,541.369	7.47%

FIRST CLEARING LLC SAINT LOUIS MO 63103	2,253.482	6.63%

PERSHING LLC JERSEY CITY NJ 07303-9998	2.163.284	6.36%

NFS LLC FEBO NFS/FMTC IRA FBO JANICE K DANIELSON LUDINGTON MI 49431	1,834.646	5.39%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	6,956,622.680	85.72%

SAXON & CO PHILADELPHIA PA 19182	439,666.122	5.42%

INTERNATIONAL EQUITY FUND CLASS A

UBS FINANCIAL SERVICE INC FBO NAVY-MARINE CORPS RELIEF SOCIETY ARLINGTON VA 22203-1767	131,322.957	17.10%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS COVINGTON KY 41015	83,543.504	10.88%

INTERNATIONAL EQUITY FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	26,542.655	26.26%

INTERNATIONAL EQUITY FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	11,496,772.153	38.94%

SAXON & CO PHILADELPHIA PA 19182	7,940,265.207	26.89%

NFS LLC FEBO US BANK NATIONAL ASSOCIATION MILWAUKEE WI 53212	2,318,726.618	7.85%

KEYBANK NA FBO CLE FDN-NCB-BAL CHAR MF CUS CLEVELAND OH 44101-4871	1,997,655.148	6.77%

SAXON & CO PHILADELPHIA PA 19182	1,737,857.538	5.89%

LARGE CAP CORE FUND CLASS C

BNYM I S TRUST CO CUST SEP IRA FBO STEPHEN M ANDRASSY PARMA HEIGHTS OH 44130-3001	5,544.450	32.40%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	5,388.610	31.49%

BNYM I S TRUST CO CUST IRA FBO JOY OVEREND ORLANDO FL 32810-3946	1,882.721	11.00%

BNYM I S TRUST CO CUST ROTH IRA FBO DOLORES M KRAFT N RIDGEVILLE OH 44039-3044	1,021.641	5.97%

LARGE CAP CORE FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	918,905.986	68.87%

SAXON & CO PHILADELPHIA PA 19182	189,320.112	14.19%

SAXON & CO PHILADELPHIA PA 19182	87,762.812	6.58%

LARGE CAP GROWTH FUND CLASS C

BNYM I S TRUST CO CUST ROTH IRA FBO TARA L KUHN MORGANTOWN NC 28655-9622	2,363.343	16.04%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	2,284.826	15.50%

BNYM I S TRUST CO CUST IRA FBO WILLIAM J LEMMON NORTH CANTON OH 44720-3583	1,726.250	11.71%

PERSHING LLC JERSEY CITY NJ 07303-2052	1,711.526	11.61%

FIRST CLEARING LLC CREDIT SHELTER TRUST FBO RUTH KAZECK WINTER PARK FL 32790-3436	897.574	6.09%

LARGE CAP GROWTH FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	868,898.269	42.49%

SAXON & CO PHILADELPHIA PA 19182	711,007.629	34.77%

SAXON & CO PHILADELPHIA PA 19182	163,942.415	8.02%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA 94104-4151	151,778.813	7.42%

LARGE CAP VALUE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	2,312.595	22.25%

ERIC C SEIBEL AND ERIKA F SEIBEL JTWROS MAHWAH NJ 07430-1104	1,422.624	13.69%

BNYM I S TRUST CO CUST ROTH IRA FBO NANCY R CRANE KIRKLAND WA 98034-4122	1,296.537	12.47%

AMERICAN ENTERPRISE INV SVCS MINNEAPOLIS MN 55402	1,255.622	12.08%

RAYMOND JAMES & ASSOC INC FBO W H GIBSON ROWLETT TX 75088	981.769	9.44%

NFS LLC FEBO HARRY D FREDERICH TOD BENE ON FILE LEXINGTON KY 40505	685.640	6.60%

LARGE CAP VALUE FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	1,641,432.102	43.26%

SAXON & CO PHILADELPHIA PA 19182	1,097,704.885	28.93%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCL BENEFIT OF CUSTOMERS REINVEST ACCT SAN FRANCISCO CA 94104-4151	435,721.543	11.48%

SAXON & CO PHILADELPHIA PA 19182	216,655.313	5.71%

LIMITED MATURITY BOND FUND CLASS C

PERSHING LLC JERSEY CITY NJ 07303-2052	21,426.271	19.64%

NFS LLC FEBO FARRELL HENDERSON PATRICIA HENDERSON INDIANAPOLIS IN 46256	9,330.267	8.55%

MSSB C/F BURTON HALPERN IRA ROLLOVER DATED 02/12/02 CHESTERFIELD MO 63017-7127	7,829.337	7.18%

MSSB C/F JANET M SANKEY IRA ROLLOVER DATED 05/08/02 HIGH RIDGE MO 63049-3822	5,638.485	5.17%

LIMITED MATURITY BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	13,871,104.866	42.95%

SAXON & CO PHILADELPHIA PA 19182	8,210,844.873	25.42%

SAXON & CO PHILADELPHIA PA 19182	2,489,205.431	7.71%

NFS LLC FEBO US BANK NATIONAL ASSOCIATION OMNIBUS — REINVEST/REINVEST MILWAUKEE WI 53212-3958	1,649,810.862	5.11%

SAXON & CO PHILADELPHIA PA 19182	1,632,493.503	5.05%

MARYLAND TAX-EXEMPT BOND CLASS A

ROBERT S BERNDT C/O RICHARD O BERNDT BALTIMORE MD 21201	11,210.270	29.85%

NFS LLC FEBO MUTLU ATAGUN MEHTAP A AYGUN BALTIMORE MD 21210	9,022.193	24.02%

CHARLES C OTTERSTEDT JR TOD BOWIE MD 20715-2940	4,642.630	12.36%

LPL FINANCIAL SAN DIEGO CA 92121-1968	4,508.566	12.00%

PERSHING LLC JERSEY CITY NJ 07303-9998	3,251.253	8.66%

NFS LLC FEBO ALICE L KURYK LUTHERVILLE MD 21093	2,533.000	6.74%

LPL FINANCIAL SAN DIEGO CA 92121-1968	2,388.371	6.36%

MARYLAND TAX-EXEMPT BOND CLASS C

PERSHING LLC JERSEY CITY NJ 07303-9998	4,488.851	92.06%

PERSHING LLC JERSEY CITY NJ 07303-9998	267.386	5.48%

MARYLAND TAX-EXEMPT BOND CLASS I

SAXON & CO PHILADELPHIA PA 19182	4,171,441.068	86.11%

SAXON & CO PHILADELPHIA PA 19182	307,632.874	6.35%

MID CAP FUND CLASS A

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA 94104-4151	59,861.473	11.64%

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029	46,621.329	9.07%

MID CAP FUND CLASS C

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT (FBO) CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104-4122	12,275.586	21.10%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	3,980.621	6.84%

NFS LLC FEBO NFS/FMTC IRA FBO DENNIS J RADKOWSKY CHAGRIN FALLS OH 44023	3,567.991	6.13%

MID CAP FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	14,667.127	13.29%

NFS LLC FEBO DEBRA K FRAZIER WESTERVILLE OH 43082	7,754.017	7.02%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	6,715.699	6.08%

MID CAP INDEX FUND CLASS I

PNC INVESTMENT CORP WILMINGTON DE 19801	300,000.000	100%

MID CAP INDEX FUND CLASS R4

PROFESSIONAL FUNDS DISTRIBUTOR LLC BERWYN PA 19312	1.000	100%

MONEY MARKET FUND CLASS A

PNC TREASURY MANAGEMENT CASH SWEEP FBO PNC CASH SWEEP CLIENTS ATTN MICHAEL HOULIHAN PITTSBURGH PA 15222-2722	116,486,852.610	43.95%

SAXON & CO PHILADELPHIA PA 19182-0001	71,508,021.740	26.98%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	70,947,189.090	26.77%

MONEY MARKET FUND CLASS C

FIRST CLEARING LLC SAINT LOUIS MO 63103	82,000.410	17.80%

MID ATLANTIC TRUST COMPANY FBO RONNYBROOK FARM DAIRY INC 401(K) PROFIT SHARING PLAN & TRUST PITTSBURGH PA 15222	70,960.350	15.40%

FIRST CLEARING LLC SAINT LOUIS MO 63103	59,000.560	12.81%

FIRST CLEARING LLC SAINT LOUIS MO 63103	39,788.280	8.64%

BNYM I S TRUST CO CUST IRA FBO RITA SUE MILLER WINTER PARK FL 32789-5736	37,888.510	8.22%

FIRST CLEARING LLC SAINT LOUIS MO 63103	36,849.940	8.00%

FIRST CLEARING LLC SAINT LOUIS MO 63103	35,001.260	7.60%

FIRST CLEARING LLC SAINT LOUIS MO 63103	26,248.540	5.70%

MONEY MARKET FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	1,188,776,379.220	91.88%

CVENT INC MCLEAN VA 22102-0000	92,367,460.200	7.14%

MULTI-FACTOR SMALL CAP CORE FUND CLASS A

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA 94104-4151	560,568.937	66.11%

MULTI-FACTOR SMALL CAP CORE FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	1,064,819.876	56.10%

SAXON & CO VI OMNIBUS ACCOUNT VICA PHILADELPHIA PA 19182	262,954.696	13.85%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	186,395.116	9.82%

SAXON & CO PHILADELPHIA PA 19182	185,910.268	9.79%

SAXON & CO PHILADELPHIA PA 19182	130,575.398	6.88%

MULTI-FACTOR SMALL CAP GROWTH CLASS C

PERSHING LLC JERSEY CITY NJ 07303-9998	2,190.420	15.49%

STIFEL NICOLAUS & CO INC CRAIG VOEGELE ST. LOUIS MO 63102	1,992.716	14.09%

BNYM I S TRUST CO CUST ROTH IRA FBO C DAVID MILLER WINTER PARK FL 32789-5736	1,284.414	9.08%

RAYMOND JAMES & ASSOC INC FBO CARL L CULP & MARIE CLUP JT/WROS FORD CITY PA 16226	1,040.199	7.35%

NFS LLC FEBO TIMOTHY PRESBREY AURORA IL 60505	904.552	6.40%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	813.734	5.75%

MULTI-FACTOR SMALL CAP GROWTH CLASS I

SAXON & CO PHILADELPHIA PA 19182	136,441.112	21.63%

SAXON & CO PHILADELPHIA PA 19182	98,435.246	15.60%

SAXON & CO PHILADELPHIA PA 19182	59,656.642	9.46%

SAXON & CO PHILADELPHIA PA 19182	55,915.654	8.86%

MICHAEL A SHAW MS PATRICIA J SHAW JTWROS MCLEAN VA 22102-2161	31,810.765	5.04%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029	132,657.204	17.65%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS C

JOHN C BERGLUND BRENDA J BERGLUND JTWROS PLYMOUTH MN 55446-0000	7,008.876	8.36%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	6,786.295	8.10%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT (FBO) CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104-4122	6,657.656	7.94%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS I

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA 94104-4151	137,584.047	29.85%

SAXON & CO PHILADELPHIA PA 19182	117,099.488	25.40%

SAXON & CO PHILADELPHIA PA 19182	80,820.608	17.53%

SAXON & CO PHILADELPHIA PA 19182	41,837.432	9.08%

SAXON & CO PHILADELPHIA PA 19182	27,785.875	6.03%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

NFS LLC FEBO ANDREW D HARDING BATH OH 44333	36,426.067	8.25%

NFS LLC FEBO ELISABETH H BAKER ZANESVILLE OH 43701	27,689.949	6.27%

NFS LLC FEBO ROBERT J FULOP TOD ROBERT LOUIS FULOP TOD HOLLIS ANN MIKER TOD LAURA BETH PESETSKY FAIRVIEW PARK OH 44126	22,742.928	5.15%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

UBS FINANCIAL SERVICES INC. FBO GILDA E COHEN TTEE GILDA E COHEN TRUST SHAKER HTS OH 44122-4012	22,572.543	54.28%

NFS LLC FEBO DOROTHY L ACKERS ROBERT J HENDERSON RUSHVILLE OH 43150	7,019.142	16.88%

NFS LLC FEBO ROSALIA H STOJOVIC STRONGSVILLE OH 44149	5,221.398	12.55%

NFS LLC FEBO DENISE M SORACE DALE G BROOKS TTEE THE BROOKS FAMILY IRREV TRST U/A 5/23/11 INDEPENDENCE OH 44131	3,909.762	9.40%

PERSHING LLC JERSEY CITY NJ 07303-9998	2,865.620	6.89%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	4,037,937.862	82.07%

SAXON & CO PHILADELPHIA PA 19182	384,899.970	7.82%

RETIREMENT INCOME FUND CLASS I

SAXON & CO. PHILADELPHIA PA 19182	138,210.391	56.06%

PNC INVESTMENT CORP WILMINGTON DE 19801	108,314.907	43.94%

S&P 500 INDEX FUND CLASS A

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029	627,298.151	49.10%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO 80111	128,265.193	10.04%

S&P 500 INDEX FUND CLASS I

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA 94104-4151	3,109,715.881	35.60%

SAXON & CO PHILADELPHIA PA 19182	2,767,972.385	31.69%

SAXON & CO. PHILADELPHIA PA 19182	1,663,613.628	19.05%

NFS LLC FEBO HUNTINGTON NATIONAL BANK COLUMBUS OH 43219-6010	567,897.948	6.50%

S&P 500 INDEX FUND CLASS R4

PROFESSIONAL FUNDS DISTRIBUTOR LLC BERWYN PA 19312	0.689	100%

S&P 500 INDEX FUND CLASS R5

BNYM I S TRUST CO CUST IRA FBO DANIEL J NEWCOME MOUNTAIN VIEW CA 94041	375.278	99.82%

SMALL CAP FUND CLASS A

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA 94104-4151	1,654,632.058	50.51%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	190,666.525	5.82%

RAYMOND JAMES & ASSOC INC FBO CHARLESTON AREA MEDICAL CENTER INC ATTN LARRY HUDSON CHARLESTON WV 25301	172,307.312	5.26%

SMALL CAP FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	369,252.742	36.96%

SMALL CAP FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	4,234,508.494	21.81%

SAXON & CO PHILADELPHIA PA 19182	3,530,623.759	18.19%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA 94104-4151	3,124,404.370	16.09%

SAXON & CO PHILADELPHIA PA 19182	1,725,792.129	8.89%

T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD 21117-4903	1,143,795.873	5.89%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	1,138,316.786	5.86

SMALL CAP INDEX FUND CLASS I

PNC INVESTMENT CORP WILMINGTON DE 19801	500,000.000	99.00%

SMALL CAP INDEX FUND CLASS R4

PROFESSIONAL FUNDS DISTRIBUTOR LLC BERWYN PA 19312	1.000	100%

TARGET 2020 FUND CLASS I

SAXON & CO. PHILADELPHIA PA 19182	204,423.778	66.02%

PNC INVESTMENT CORP WILMINGTON DE 19801	105,215.376	33.98%

TARGET 2030 FUND CLASS I

SAXON & CO. PHILADELPHIA PA 19182	189,034.35	58.10%

PNC INVESTMENT CORP WILMINGTON DE 19801	103,794.758	31.90%

BNYM I S TRUST CO CUT IRA FBO KEITH D WEIGEL ANN ARBOR MI 48105-9472	32,550.148	10.00%

TARGET 2040 FUND CLASS I

SAXON & CO. PHILADELPHIA PA 1918	78,824.533	43.07%

PNC INVESTMENT CORP WILMINGTON DE 19801	104,185.558	56.93%

TARGET 2050 FUND CLASS I

SAXON & CO. PHILADELPHIA PA 19182	18,949.828	14.40%

PNC INVESTMENT CORP WILMINGTON DE 19801	103,942.752	78.97%

TAX-EXEMPT LIMITED MATURITY BOND CLASS A

PERSHING LLC JERSEY CITY NJ 07303-9998	20,855.822	48.35%

NFS LLC FEBO JOAN H BRITT TTEE THE JOAN HELEN HOLTZ REV TR AMD ELLICOTT CITY MD 21042	12,083.650	28,01%

DAVID W BRINK AND JANE S BRINK JTWROS MONROVIA CA 91016-0000	4,002.127	9.28%

DOROTHY PAINE GARDINER TUCSON AZ 85710	2,905.819	6.74%

TAX-EXEMPT LIMITED MATURITY BOND FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	10,873,100.022	80.74%

SAXON & CO PHILADELPHIA PA 19182	1,093,903.153	8.12%

SAXON & CO PHILADELPHIA PA 19182	956,458.874	7.10%

TAX EXEMPT MONEY MARKET FUND CLASS A

SAXON & CO PHILADELPHIA PA 19182-0001	27,583,017.550	63.64%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	15,608,257.010	36.01%

TAX EXEMPT MONEY MARKET FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	442,784,223.890	93.41%

PNC CAPITAL MARKETS LLC PITTSBURGH PA 15222-2707	31,009,085.220	6.54%

TAX EXEMPT MONEY MARKET FUND ADVISOR CLASS

SAXON & CO PHILADELPHIA PA 19182	139,410,489.500	100.00%

TOTAL RETURN ADVANTAGE FUND CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	69,931.604	17.24%

NFS LLC FEBO NFS/FMTC IRA FBO MARGARET L KENNEY BETHEL PARK PA 15102	42,992.581	10.60%

TOTAL RETURN ADVANTAGE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	43,412.138	46.20%

TOTAL RETURN ADVANTAGE FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	13,524,151.622	59.79%

SAXON & CO PHILADELPHIA PA 19182	4,156,921.157	18.38%

SAXON & CO PHILADELPHIA PA 19182	3,659,979.009	16.18%

TREASURY MONEY MARKET FUND CLASS A

PNC TREASURY MANAGEMENT CASH SWEEP FBO PNC CASH SWEEP CLIENTS ATTN MICHAEL HOULIHAN PITTSBURGH PA 15222-2722	145,665,025.740	83.44%

SAXON & CO PHILADELPHIA PA 19182-0001	28,110,468.810	16.10%

TREASURY MONEY MARKET FUND CLASS I

SAXON & CO PHILADELPHIA PA 19182	210,310,075.360	98.88%

ULTRA SHORT BOND CLASS A

E TRADE CLEARING LLC IRA CUSTODIAN JERSEY CITY NJ 07303-0484	13,268.263	6.02%

PERSHING LLC JERSEY CITY NJ 07303-9998	13,027.307	5.91%

MSSB C/F KATHRYN E NELSON IRA STD/ROLLOVER DTD 08/05/97 MANCHESTER MO 63021-7821	12,750.095	5.79%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT (FBO) CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104-4122	11,228.330	5.09%

ULTRA SHORT BOND CLASS I

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6486	11,431,653.277	26.45%

SAXON & CO PHILADELPHIA PA 19182	10,853,215.120	25.11%

SAXON & CO PHILADELPHIA PA 19182	6,528,814.045	15.11%

SAXON & CO PHILADELPHIA PA 19182	5,043,074.676	11.67%

SEI PRIVATE TRUST COMPANY FBO TIAA CREF ID 765 OAKS PA 19456	3,999,388.716	9.25%

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

A-1 — A short-term obligation rated ‘A-1’ is rated the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Ratings assigned on Moody’s Investors Service (“Moody’s”)’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

R-1 (high) — Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) — Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) — Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) — Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) — Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) — Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 — Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 — Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 — Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D — When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.” See Default Definition for more information.

Long-Term Issuer Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issuers:

AAA — An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments.  ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s.

AA — An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A — An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB — An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB; B; CCC; and CC — Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B — An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC — An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC — An obligor rated ‘CC’ is currently highly vulnerable.  The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time of default.

R — An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D — An obligor rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its financial obligations including rated or unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms. An obligor is considered in default unless Standard & Poor’s believes that such payments will be made within five business days of the due date in the absence of a stated grace period, or within the earlier of the stated grace period or 30 calendar days.  A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR — An issuer designated ‘NR’ is not rated.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

The following summarizes the ratings used by Moody’s for long-term debt:

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The following summarizes long-term ratings used by Fitch:

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

The following summarizes the ratings used by DBRS for long-term debt:

AAA - Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA — Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A — Good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB — Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB — Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B — Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C — Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.

Obligations in respect of which default has not technically taken place  but is considered inevitable may be rated in the C category.

D — When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See Default Definition for more information. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Moody’s Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.  The following summarizes the ratings used by Moody’s for these short-term obligations:

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The analyses, including ratings, of Standard & Poor’s and its affiliates (together, Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.

Moody’s credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

PNC Capital Advisors, LLC

POLICY 406:  PROXY VOTING

Introductory Note:  Under Section 206(4) of the Advisers Act, an adviser has a fiduciary duty to act in the best interests of its clients with respect to all services undertaken on the client’s behalf, including proxy voting.  Moreover, the right to vote a security belongs to the client and should generally be exercised.  To satisfy its fiduciary duty, the adviser must vote proxies on behalf of clients and cast the proxy votes in a manner consistent with the best interest of its clients.

An adviser may have a number of conflicts that can affect how it votes proxies on behalf of clients. The following are examples of situations where a conflict of interest may exist:

(i)                                     An adviser (or its Affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

(ii)                                  An adviser may have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative who serves as a director or executive of a company; or

(iii)                               An adviser believes that a failure to vote in favor of management’s recommendations may harm the adviser’s relationship with the company.

Advisers Act Rule 206(4)-6 was designed to prevent material conflicts of interest from affecting the manner in which advisers vote clients’ proxies.

Requirement:  As stated above an adviser has a fiduciary duty to exercise its voting authority in a manner consistent with the best interest of its clients.  Under ERISA, an adviser must adhere to similar fiduciary standards and responsibilities with respect to all accounts that are subject to ERISA.

Advisers Act Rule 206(4)-6 makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Act for an Adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:

I.                                                                Voting Authority

Each investment management agreement shall specify that PCA shall be responsible for voting proxies for its clients unless, by agreement with PCA, the client or another party, such as a trustee or named fiduciary, has expressly reserved the authority to vote proxies for the client’s account.

With respect to securities over which PCA has voting authority:

A.                                    PCA shall cast the proxy votes in a manner consistent with the best interest of its clients; and

B.                                    PCA may refrain from casting a vote in certain circumstances where:  (i) the Firm believes that refraining from voting is in the best interests of its clients; (ii) a client directs PCA to refrain from voting with respect to that client’s securities; or (iii) casting the vote would be unduly burdensome.

II.                                                           Proxy Voting Guidelines and Procedures

PCA’s Proxy Voting Committee (the “Committee”) shall adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that PCA votes proxies in the best interest of its clients.  PCA’s Proxy Voting Procedures include an attachment of guidelines used by PCA to vote certain matters, (“the Guidelines”). At a minimum, the Guidelines shall address how PCA will vote proxies (or what factors it will take into consideration) when voting on matters, such as: (i) changes in corporate governance structures; (ii) adoption or amendments to compensation plans (including stock options); (iii) matters involving social issues or corporate responsibility; and, (iv) matters related to mutual funds, such as approval of advisory contracts, distribution plans (“12b-1 plans”), and mergers.  PCA’s Proxy Voting Procedures shall also include a provision on how the Firm identifies, and seeks to avoid or mitigate material conflicts of interest related to proxy voting.

The Committee may, from time to time, request information from PCA Investment Teams to assist the Committee in determining how to vote on a particular issue.  Any unsolicited attempt by any employee, officer, or director of PCA or its Affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action may be considered a breach of PCA Code of Ethics. The Committee shall determine whether such action must be reported to PNC Legal.

III.                                                      Conflicts of Interest

The Committee shall seek to identify material conflicts of interest during the voting process, and take steps to avoid or manage those conflicts.  The Committee shall document any actions taken to avoid or manage the conflict of interest.

A.                                    Identifying Conflicts

Committee members shall disclose to the Committee any conflicts of interest in which they believe would impair their independence or judgment in deciding how to vote proxies.  The Committee may determine, at its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients.

B.                                    Managing Conflicts Generally

If the Committee identifies a particular and material conflict of interest during the voting process, the Committee shall:  (i) defer to the voting recommendation of an independent third party provider of proxy services; (ii) ask an independent fiduciary to vote the proxy; or (iii) disclose the conflict to the client and vote the proxy according to the client’s instructions.

C.                                    Managing Conflicts Specific to Committee Members

If the Committee identifies a particular and material conflict of interest related to a specific Committee member, the Committee shall exclude the Committee member from voting on a particular issue or issues.

D.                                    Managing Conflicts Specific to Voting Shares of the Funds

If a PCA client owns shares in PNC Funds and/or PNC Advantage Funds (e.g., the PNC Target Date Funds), The Committee will vote in the same proportion as the votes of the other shareholders of the underlying fund. This is known as “echo voting” and is designed to avoid any potential for a conflict of interest. This same process will be followed with respect to any PNC Funds and PNC Advantage Funds owning shares in other PNC Funds and PNC Advantage Funds.

IV.                                                       Client Disclosures

PCA shall make the following disclosures required under Rule 206(4)-6 in PCA’s Form ADV, Part 2:

A.                                    A description of PCA’s proxy voting procedures to its clients;

B.                                    Instructions on how clients may obtain a copy of PCA’s proxy voting procedures on request; and

C.                                    Instructions on how clients may obtain information on how PCA voted their proxies.

References to Related Policies & Procedures:

PCA

Policy 602:  Record Retention

Policy 801:  Form ADV Amendments and Delivery

Proxy Voting Procedures

PCA Proxy Guidelines

PNC/PNC Advantage Funds

Funds’ policies relating to Proxy Voting

Exhibit A

PNC Capital Advisors, LLC

Summary Proxy Voting Guidelines

November 15, 2010

Amended February 2, 2011

Amended February 22, 2012(1)

Amended May 14, 2012

Amended June 4, 2012

Amended September 11, 2012

1.             OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

•                  Election of Directors in a non-contested election

•                  Ratifying Auditors

•                  Company name changes

•                  Stock splits

•                  Changing annual meeting date or location

•                  Changing state of incorporation

•                  Changing bylaws or charter that are of a housekeeping nature (updates or corrections)

•                  Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible

The Committee recommends generally voting AGAINST matters such as the following:

•                  Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.

•                  Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

•                  Approving “other business” when it appears as voting item, when no further details are provided

The Committee recommends generally voting on a CASE-BY-CASE BASIS(2) matters such as the following;

•                  Increasing or decreasing amounts of authorized stock

•                  Changing terms of authorized stock

•                  Changing size of board

2.             BOARD OF DIRECTORS

Voting, Board Composition and Control Issues

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or (iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

•                  Confidential voting

•                  Independent Audit Committees

(1)  Policy changes implemented at ISS March 7, 2012.

(2)  “CASE-BY-CASE BASIS” voting correlates to PCA votes on a case-by-case basis in line with ISS recommendation.

•                  Independent Nominating Committees

•                  Independent Compensation Committees

•                  Requiring information on proponents of shareholder resolutions

•                  Fixing the board size or designating a range for the board size

•                  Repealing classified boards and electing all directors annually

•                  Reduction of the par value of common stock

•                  Implementing a reverse stock split when the number of authorized shares will be proportionately reduced

•                  Implementing a reverse stock split to avoid delisting

•                  Instituting open-market share repurchase plans in which all shareholders may participate on equal terms

•                  Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

•                  Shareholder proposals asking that any future poison pill be put to a shareholder vote.*

•                  Proposals to lower supermajority voting requirements.

•                  Management proposals requiring a majority for election of directors**.

*Management proposals to ratify a poison pill should be considered by the Committee on a case-by-case basis.

**Shareholder proposals requiring a majority for election of directors should be considered by the Committee on a case-by-case basis.

The Committee recommends voting FOR Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (Placing blocks of securities with friendly third parties).

The Committee recommends a vote AGAINST:

•                  Classifying the board

•                  Proposals requiring supermajority voting

•                  Proposals to eliminate cumulative voting*

•                  Repricing of “underwater” options

•                  Shareholder proposals to impose a mandatory retirement age for outside directors

•                  “Fair Price” provisions requiring greater than a majority vote of all shares.

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends a vote on a CASE-BY-CASE-BASIS:

•                  Creation of “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•                  Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•                  Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

•                  Creation of Blank check preferred stock

•                  Preemptive rights

•                  Proposals giving shareholders the right to call special meetings

•                  Age or term limits for directors

•                  Proposals to separate the Chairman and CEO positions

•                  Greenmail

•                  Limiting shareholders’ right to act by written consent

•                  Proposals for the same person to hold both Chairman and CEO positions

•                  Required representation of specific gender, race, or interest groups on board

•                  Election of censors (primarily noted in French companies)(3)

•                  Election of statutory auditors (primarily noted in Japanese companies) (3)

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR:

•                  Restoring shareholder ability to remove directors with or without cause.

•                  Permitting shareholders to elect directors to fill board vacancies.

•                  Requiring that a majority or more of directors be independent.

The Committee recommends voting AGAINST:

•                  Eliminating entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•                  Shareholder proposals requiring two candidates per board seat.

•                  Allowing only continuing directors may elect replacements to fill board vacancies.

•                  Proposals that directors may be removed only for cause.

•                  Shareholder proposals to limit the tenure of outside directors.

•                  Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

Proxy Contests

The election of directors in a contested election will be a REFER item sent to the Committee to evaluate on a case by case basis.

Succession Planning

Proposals seeking disclosure on a CEO succession planning policy will be voted IN LINE WITH MANAGEMENT(4).

Establish Other Board Committee

Shareholder proposals to establish a new board committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Exclusive Venue

Management proposals designating an exclusive venue for adjudicating legal matters will be a REFER item sent to the Committee to evaluate on a case by case basis.

3.             MERGERS AND CORPORATE RESTRUCTURINGS

Appraisal Rights

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

Golden Parachutes

The Committee recommends voting on a CASE BY CASE BASIS proposals to approve the company’s golden parachute compensation in an acquisition, merger, consolidation, or proposed sale.

Mergers & Acquisitions

The Committee will have each merger and acquisition sent to the Committee as a REFER item.

(3)  Policy changes implemented at ISS June 4, 2012.

(4)  Policy changes implemented at ISS September 12, 2012.

Reorganization / Restructuring Plan

Proposals to common shareholders on bankruptcy plans of reorganization will be sent to the Committee as a REFER item.

Asset Sales

Asset Sales will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Spin Offs

Spin Offs will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Scheme of Arrangement

Scheme of Arrangements will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Related-Party Transactions (“RPTs”)

Shareholder approval of Related-Party Transactions (“RPTs”) will be a REFER item sent to the Committee to evaluate on a case by case basis. (3)

Adjourn Meeting

The Committee recommends voting on a CASE BY CASE BASIS proposals to adjourn a meeting.(4)

4.             STATE OF INCORPORATION

Control Share Acquisition Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Control Share Cashout Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Disgorgement Provisions

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Generally, the Committee recommends voting CASE BY CASE fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

Stakeholder Provisions

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5.             EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation on:

•                  Stock option plans

•                  Restricted stock bonus plans

•                  Director stock ownership proposals

•                  Executive compensation proposals

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Management Say on Pay.

Say-On-Pay Frequency Vote

The Committee recommends voting FOR annual advisory votes on compensation.

Claw-back Provision (Compensation Recovery Policies)

The Committee generally favors voting on a CASE-BY-CASE BASIS shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

Stock Plans in Lieu of Cash

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

Director Retirement Plans

The Committee recommends voting AGAINST retirement plans for nonemployee directors.

The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Employee Stock Purchase Plans

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting FOR shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Shareholder Say on Pay.(5)

Golden Coffins / Executive Death Benefits

The Committee recommends voting on a CASE-BY-CASE BASIS proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Hold Equity Past Retirement or for a Significant Period of Time

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans.

Supplemental Executive Retirement Plans (SERPs)

Shareholder proposals requesting extraordinary benefits contained in SERP agreements are put to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans will be a REFER item sent to the Committee to evaluate on a case by case basis.

Shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan will be a REFER item sent to the Committee to evaluate on a case by case basis.

Tax Gross-Up Proposals

Proposals that seek to adopt a policy of not providing tax gross-up payments to executives will be a REFER item sent to the Committee to evaluate on a case by case basis.

Elimination of Acceleration of Equity

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

(5)  Shareholder Say on Pay implemented at ISS on May 14, 2012.

Golden and Tin Parachutes

The Committee recommends voting on a CASE-BY-CASE BASIS executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive’s annual compensation (salary and bonus), and the benefit has been approved by the company’s compensation committee.

6.             SOCIAL AND ENVIRONMENTAL ISSUES

Consumer Issues and Public Safety

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

•                  Requiring reports that go beyond standard industry practice.

•                  Restricting the company’s ability to do business in any location or with any particular group.

•                  Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.             ENVIRONMENTAL AND ENERGY

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s hydraulic fracturing operations.

Recycling

Generally vote FOR proposals to report on an existing recycling program.

Proposals requesting the adoption of recycling programs will be a REFER item sent to the Committee to evaluate on a case by case basis.

8.             GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities, and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

The Committee recommends voting AGAINST proposals to improve the disclosure of a company’s political contributions and trade association spending.

Lobbying

The Committee recommends voting AGAINST proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities.

9.             LABOR STANDARDS AND HUMAN RIGHTS

China Principles

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations, and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10.          MILITARY BUSINESS

Foreign Military Sales/Offsets

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear Weapons

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

11.          WORKPLACE DIVERSITY

Board Diversity

The Committee recommends voting on a CASE-BY-CASE BASIS reports on the company’s efforts to diversify the board, unless:

•                  The board composition is reasonably inclusive in relation to companies of similar size and business or

•                  The board already reports on its nominating procedures and diversity initiatives.

Equal Employment Opportunity (EEO)

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s affirmative action initiatives unless all of the following apply:

•                  The company has well-documented equal opportunity programs

•                  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has no recent EEO-related violations or litigation.

The Committee recommends voting on a CASE-BY-CASE BASIS proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•                  The composition of senior management and the board is fairly inclusive

•                  The company has well-documented programs addressing diversity initiatives and leadership development

•                  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12.          MUTUAL FUND PROXIES

Approve New Classes or Series of Shares

The Committee recommends voting FOR the establishment of new classes or series of shares.

Change Fundamental Investment Objective to Nonfundamental

The Committee recommends voting AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust

•                  Removal of shareholder approval requirement to make material changes to the fund’s management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract

•                  Removal of shareholder approval requirement to change the domicile of the fund

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate subadvisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

PNC FUNDS

FORM N-1A

PART C - OTHER INFORMATION

Item 28.  Exhibits.

(a)                                                                                 Agreement and Declaration of Trust dated August 25, 2009 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on December 31, 2009 (“PEA No. 87”).

(b)                                                                                 Bylaws of Registrant are incorporated herein by reference to Exhibit (b) to PEA No. 87.

(c)                                                                                  See Article III and Article V of Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a) to PEA No. 87.

(d)                                 1.                                      Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and the Registrant, on behalf of the Balanced Allocation Fund, International Equity Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Small Cap Fund, Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund, Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund, Maryland Tax Exempt Bond Fund, Tax Exempt Limited Maturity Bond Fund, Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement filed on July 30, 2010 (“PEA No. 88”).

2.                                      Amendment dated September 28, 2012 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 97 to Registrant’s Registration Statement filed on July 29, 2013 (“PEA No. 97”).

3.                                      Amendment dated December 30, 2013 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 102 to Registrant’s Registration Statement filed on December 27, 2013 (“PEA No. 102”).

4.                                      Amendment dated August 27, 2014 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement filed on September 26, 2014 (“PEA No. 104”).

5.                                      Expense Limitation Agreement dated September 29, 2014 between Registrant and PNC Capital Advisors, LLC is incorporated herein by reference to Exhibit (d)(5) to PEA No. 104.

6.                                      Sub-Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Polaris Capital Management, LLC with respect to the PNC International Equity Fund is incorporated herein by reference to Exhibit (d)(2) to PEA No. 88.

7.                                      First Amendment, dated December 11, 2014, to the Expense Limitation Agreement dated September 29, 2014 between Registrant and PNC Capital Advisors, LLC, filed herewith.

8.                                      Second Amendment, dated March 31, 2015, to the Expense Limitation Agreement dated September 29, 2014 between Registrant and PNC Capital Advisors, LLC, filed herewith.

9.                                      Expense Limitation Agreement dated April 28, 2015 between Registrant and PNC Capital Advisors, LLC, filed herewith.

(e)                              1.                                      Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 95 to Registrant’s Registration Statement filed on July 7, 2012 (“PEA No. 95”).

2.                                      Amendment dated September 28, 2012 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(2) to PEA No. 97.

3.                                      Amendment dated December 30, 2013 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(3) to PEA No. 102.

4.                                      Amendment dated April 28, 2015 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC, filed herewith.

(f)                                                                                   None.

(g)                                  1.                                      Amended and Restated Custodian Services Agreement between Registrant and BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) dated June 30, 2010 is incorporated herein by reference to Exhibit (g) to PEA No. 88.

2.                                      Amendment dated September 28, 2012 to the Amended and Restated Custodian Services Agreement between Registrant and The Bank of New York Mellon (formerly, PFPC Trust Company) is incorporated herein by reference to Exhibit (g)(2) to PEA No. 97.

(h)                             1.                                      Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), dated June 30, 2010 is incorporated herein by reference to Exhibit (h)(1) to PEA No. 88.

2.                                      Money Market Fund Services Amendment to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. dated July 31, 2011 is incorporated herein by reference to Exhibit (h)(2) to PEA No. 95.

3.                                      Amendment dated September 28, 2012 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(3) to PEA No. 97.

4.                                      Amendment dated February 28, 2013 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(4) to PEA No. 97.

5.                                      Amendment dated December 30, 2013 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(5) to PEA No. 102.

6.                                      Amendment dated September 23, 2014 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(6) to PEA No. 104.

7.                                      Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), dated June 30, 2010, is incorporated herein by reference to Exhibit (h)(2) to PEA No. 88.

8.                                      Amendment dated September 28, 2012 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated June 30, 2010 is incorporated herein by reference to Exhibit (h)(6) to PEA No. 97.

9.                                      Amendment dated December 30, 2013 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(8) to PEA No. 102.

10.                               Amended and Restated Shareholder Services Plan adopted by the Board of Trustees on December 10, 2013 related to A Shares, C Shares, R Shares, R4 Shares, R5 Shares and T Shares is incorporated herein by reference to Exhibit (h)(9) to PEA No. 102.

11.                               Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co., dated August 24, 2011, is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 93 to

Registrant’s Registration Statement filed on July 13, 2012 (“PEA No. 93”).

12.                               Amendment dated May 10, 2013 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(9) to PEA No. 97.

13.                               Amendment dated December 30, 2013 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(12) to PEA No. 102.

14.                               Amendment dated February 27, 2014 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(14) to PEA No. 104.

15.                               Amendment dated March 11, 2015 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co., filed herewith.

(i)                                     1.                                      Opinion of Drinker Biddle & Reath LLP dated December 31, 2009 with respect to validity of shares is incorporated herein by reference to Exhibit (i)(1) to PEA No. 87.

2.                                      Opinion of Ropes & Gray LLP dated September 28, 2012 with respect to validity of shares of PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund and PNC Retirement Income Fund is incorporated herein by reference to Exhibit (i)(2) to PEA No. 95.

3.                                      Opinion of Smith, Katzenstein & Jenkins, LLP dated December 26, 2013 with respect to validity of shares of PNC Mid Cap Index Fund and PNC Small Cap Index Fund, and validity of Class R4 and Class R5 shares of PNC S&P 500 Index Fund is incorporated herein by reference to Exhibit (i)(3) to PEA No. 102.

4.                                      Opinion of Smith, Katzenstein & Jenkins, LLP dated April 27, 2015 with respect to validity of Class T shares of PNC Balanced Allocation Fund, PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund, filed herewith.

(j)                                    1.                                      Consent of Deloitte & Touche LLP, filed herewith.

2.                                      Consent of Ropes & Gray LLP, filed by herewith.

(k)                                                                                 None.

(l)                                     1.                                      Purchase Agreement between Registrant and McDonald & Company Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit (l)(1) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on October 6, 1999 (“PEA No. 48”).

2.                                      Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit (l)(2) to PEA No. 48.

3.                                      Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit (l)(3) to PEA No. 48.

4.                                      Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit (l)(4) to PEA No. 48.

5.                                      Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit (l)(5) to PEA No. 48.

6.                                      Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit (1)(6) to PEA No. 48.

7.                                      Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit (l)(7) to PEA No. 48.

8.                                      Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit (l)(8) to PEA No. 48.

9.                                      Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit (l)(9) to PEA No. 48.

10.                               Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit (l)(10) to PEA No. 48.

11.                               Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to Registrant’s Registration Statement filed on April 11, 1997 (“PEA No. 33”).

12.                               Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

13.                               Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(l) to PEA No. 33.

14.                               Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

15.                               Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to Registrant’s Registration Statement filed on September 30, 1997 (“PEA No. 36”).

16.                               Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U — Special Series 1) is incorporated herein by reference to Exhibit (l)(16) to Registrant’s Registration Statement filed on July 18, 2000 (“PEA No. 52”).

17.                               Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit (1)(17) to Registrant’s Registration Statement filed on September 29, 2000 (“PEA No. 53”).

18.                               Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 33.

19.                               Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

20.                               Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit (1)(20) to PEA No. 53.

21.                               Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit (l)(21) to PEA No. 53.

22.                               Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB — Special Series 1) is incorporated herein by reference to Exhibit (l)(22) to PEA No. 52.

23.                               Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit (l)(23) to PEA No. 52.

24.                               Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity

Fund (Class U) is incorporated herein by reference to Exhibit (l)(24) to PEA No. 52.

25.                               Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit (l)(25) to PEA No. 52.

26.                               Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to Exhibit (1)(26) to PEA No. 53.

27.                               Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit (l)(28) to Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on April 12, 2002.

28.                               Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small/Mid Cap Value Fund is incorporated herein by reference to Exhibit (l)(29) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement filed on July 30, 2002.

29.                               Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Allegiant High Yield Bond Fund dated April 29, 2008 is incorporated herein by reference to Exhibit (1)(29) to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 29, 2008.

30.                               Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement filed on June 21, 2002.

31.                               Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Armada Small Cap Core Fund is incorporated herein by reference to Exhibit (l)(31) to Post-Effective Amendment No. 79 to Registrant’s Registration Statement filed on September 28, 2007.

32.                               Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Allegiant Multi-Factor Small Cap Core Fund, Allegiant Multi-Factor Small Cap Growth Fund and Allegiant Multi-Factor Small Cap Value Fund is incorporated herein by reference to Exhibit (l)(34) to Post-Effective Amendment No. 76 to

Registrant’s Registration Statement filed on September 28, 2005 (“PEA No. 76”).

33.                               Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Tax Exempt Limited Maturity Bond Fund and Maryland Tax Exempt Bond Fund, respectively, is incorporated herein by reference to Exhibit (l)(33) to Post-Effective Amendment No. 90 to Registrant’s Registration Statement filed on July 29, 2011.

34.                               Purchase Agreement between Registrant and sole shareholder of the Registrant at its inception dated August 25, 2009 is incorporated herein by reference to Exhibit (l)(34) to PEA No. 87.

(m)                         1.                                      C Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement filed on September 28, 2001.

2.                                      Amended and Restated Service and Distribution Plan for the A Share Class is incorporated herein by reference to Exhibit (m)(8) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on September 28, 2009 (“PEA No. 86”).

3.                                      Distribution Plan for Class T Shares, filed herewith.

(n)                                                                                 Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System, filed herewith.

(p)                                 1.                                      Combined Personal Trading Code of Ethics of PNC Capital Advisors, LLC, PNC Funds and PNC Advantage Funds is incorporated herein by reference to Exhibit (p)(1) to PEA No. 97.

2.                                      Code of Ethics of Polaris Capital Management, LLC is incorporated herein by reference to Exhibit (p)(2) to PEA No. 104.

3.                                      Code of Ethics of PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (p)(3) to PEA No. 104.

(q)                                                                                 Powers of Attorney with respect to Registrant for Stephen M. Todd, Dale C. LaPorte, Dorothy A. Berry, John G. Drosdick, Edward D. Miller, M.D., L. White Matthews, III, Jennifer E. Spratley, John F. Kernan and Thomas R. Rus — filed herewith.

Item 29.    Persons Controlled By or Under Common Control with Registrant.

The following entities may be considered to be under common control with the Registrant at the time of this filing:

PNC Advantage Funds; and

International Growth Fund, L.P.

(each organized under the laws of Delaware and each files separate financial statements)

PNC Advantage Funds has a Board of Trustees that is identical in composition to the Board of Trustees of the Registrant. PNC IG Fund GP, LLC is the general partner of International Growth Fund, L.P.  PNC Capital Advisors, LLC serves as the investment adviser for the Registrant and each of the entities listed above.  PNC Capital Advisors, LLC’s parent company, PNC Bank, National Association (“PNC Bank”), may be deemed to be the beneficial owner of one or more series of the Registrant and the entities listed above, for purposes of the federal securities laws, because PNC Bank possesses sole or shared voting power in excess of 25% of the voting securities of certain series of the Registrant and the entities listed above.  PNC Bank does not, however, have any economic interest in such voting securities, which are held solely for the benefit of its customers. PNC Bank is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), a financial holding company regulated by the Board of Governors of the Federal Reserve System.  In addition, PNC Investment Company, LLC, a wholly-owned subsidiary of PNC, owns in excess of 50% of the voting securities of PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund, PNC Mid Cap Index Fund and PNC Small Cap Index Fund (each a series of the Registrant).

Item 30.    Indemnification.

Article VII of the Registrant’s Agreement and Declaration of Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations.  The Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 28(a).

The Advisory Agreement provides that the investment adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from a breach of its fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser or from reckless disregard by the investment adviser of its obligations or duties under the Advisory Agreement.  The Advisory Agreement is incorporated herein by reference to Exhibit (d)(1) to PEA No. 88, and the amendments to such agreement are incorporated herein by reference to Exhibit (d)(2) to PEA No. 97, Exhibit (d)(3) to PEA No. 102 and Exhibit (d)(4) to PEA No. 104.

Indemnification of Registrant’s principal underwriter, custodian, administrators and transfer agent is provided for in Section 10 of the Underwriting Agreement incorporated herein by reference to Exhibit (e)(1) to PEA No. 95, and the amendments to such agreement are incorporated by reference to Exhibit (e)(2) to PEA No. 97 and Exhibit (e)(3) to PEA No. 102; Section 12 of the Amended and Restated Custodian Services Agreement incorporated herein by reference to Exhibit (g)(1) to PEA No. 88, and the amendment to such agreement is incorporated herein by reference to Exhibit (g)(2) to PEA No. 97; Section 11 of the Co-Administration and Accounting Services Agreement incorporated herein by reference to Exhibit (h)(1) to PEA No. 88, and the amendments to such agreement incorporated herein by reference to Exhibit (h)(2) to PEA No. 95, Exhibit (h)(3) and Exhibit (h)(4) to PEA No. 97, Exhibit (h)(5) to PEA No. 102 and Exhibit (h)(6) to PEA No. 104; and Section 12 of the Transfer Agency Services Agreement incorporated herein by reference to Exhibit (h)(7) to PEA No. 88, and the amendments to such agreement are incorporated herein by reference to Exhibit (h)(6) to PEA No. 97 and Exhibit (h)(8) to PEA No. 102, respectively.

Registrant has obtained from a major insurance carrier a Trustee’s and Officer’s liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office or under his or her agreement with Registrant.

Item 31.    Business and Other Connections of Investment Adviser.

(a)      Investment Adviser:  PNC Capital Advisors, LLC (the “Adviser”).

The Adviser was formed as a result of the merger of Allegiant Asset Management Company, previously known as National City Investment Management Company (“Allegiant”), and PNC Capital Advisors, Inc.  The Adviser performs investment advisory services for Registrant and certain other investment advisory customers.

Prior to September 30, 2009, Allegiant served as investment adviser to the Funds.  Effective January 1, 2009, Allegiant became an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”).  Prior to such date, Allegiant was an indirect wholly owned subsidiary of National City Corporation.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for PNC, the parent company of the Adviser.  Set forth below are the names and principal businesses of the directors of the Adviser, who are engaged in any other business, profession, vocation or employment of a substantial nature.  Information as to the directors and certain executive officers of the Adviser is also included in the Adviser’s Form ADV as filed with the SEC (File No. 801-70684) and is incorporated herein by reference.

PNC CAPITAL ADVISORS, LLC

Name and Address	Position with Adviser	Other Business Connections	Type of Business
Mark McGlone One East Pratt Street — 5th Floor Baltimore, MD 21202	Director, President and Chief Investment Officer	President of PNC IG Fund GP, LLC, One East Pratt Street — 5th Floor, Baltimore, MD 21202	General Partner of a Private Fund

Bryan K. Garlock One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222	Director	Executive Vice President & Chief Operating Officer, PNC Bank	Bank

Jennifer A. LaClair 1965 E. 6th Street Cleveland, OH 44114	Director	Executive Vice President and Chief Financial Officer, Asset Management Group and Retail Bank divisions of PNC Bank	Bank

Orlando C. Esposito 1600 Market Street, 3rd Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Head of Asset Management Group division of PNC Bank	Bank

Alistair Jessiman 1600 Market Street, 30th Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Managing Executive, PNC AMG	Bank

(b)      Investment Sub-Adviser:  Polaris Capital Management, LLC (“Polaris”)

The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 121 High Street, 2nd Floor, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Position with Polaris	Other Business Connections	Type of Business

Bernard R. Horn, Jr.	President and Portfolio Manager	N/A	N/A

Kathleen S. Jacobs	Vice President	N/A	N/A

Sumanta Biswas, CFA	Vice President, Assistant Portfolio Manager	N/A	N/A

Lorraine B. Horn	Director	N/A	N/A

Christopher K. McLeod	Director	N/A	N/A

Item 32.  Principal Underwriter

Item 32(a)                                      As of April 27, 2015, PNC Funds Distributor, LLC (the “Distributor”) continues to serve as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.              PNC Funds

2.              PNC Advantage Funds

Item 32(b)                                      The following are the Officers and Managers of the Distributor, the Registrant’s underwriter.  The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Meredith F. Henning	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)                                       Not applicable.

Item 33.    Location of Accounts and Records.

(a)         PNC Capital Advisors, LLC (the “Adviser”), 1900 East 9th Street, 14th Floor, Cleveland, Ohio, 44114 and One East Pratt Street — 5th Floor, Baltimore, Maryland 21202 and PNC, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser and co-administrator); and PNC, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43215 (records relating to former Adviser’s function as investment adviser to the predecessor Parkstone Group of Funds).

(b)         BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809 (Registrant’s Agreement and Declaration of Trust, Bylaws, Minute Books and records relating to its function as co-administrator and transfer agent).

(c)          PNC Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 and 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312  (records relating to its function as distributor).

(d)         Polaris Capital Management, LLC, 121 High Street, 2nd Floor, Boston, Massachusetts 02110 (records relating to its function as sub-adviser to a portion of the assets of the PNC International Equity Fund).

(e)          GE Asset Management Incorporated, 1600 Summer Street, Stamford, Connecticut 06905 (records relating to its function as sub-adviser from January 4, 2010 through October 31, 2013 to a portion of the assets of the PNC International Equity Fund).

(f)           The Bank of New York Mellon, One Wall Street, New York, NY 10286 (records relating to its function as custodian).

Item 34.    Management Services.

Inapplicable.

Item 35.    Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 107 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on the 27th day of April, 2015.

PNC FUNDS
Registrant

/s/Jennifer E. Spratley
Jennifer E. Spratley
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 107 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*John G. Drosdick	Trustee and Chairman of the Board	April 27, 2015
John G. Drosdick

*Dorothy A. Berry	Trustee	April 27, 2015
Dorothy A. Berry

*Stephen M. Todd	Trustee	April 27, 2015
Stephen M. Todd

*Dale C. LaPorte	Trustee	April 27, 2015
Dale C. LaPorte

*L. White Matthews, III	Trustee	April 27, 2015
L. White Matthews, III

*Edward D. Miller, M.D.	Trustee	April 27, 2015
Edward D. Miller, M.D.

/s/Jennifer E. Spratley	President	April 27, 2015
Jennifer E. Spratley

/s/John Kernan	Treasurer	April 27, 2015
John Kernan

*By:	/s/ Thomas R. Rus
Thomas R. Rus
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description
(d)(7)	First Amendment, dated December 11, 2014, to the Expense Limitation Agreement dated September 29, 2014 between Registrant and PNC Capital Advisors, LLC.

(d)(8)	Second Amendment, dated March 31, 2015, to the Expense Limitation Agreement dated September 29, 2014 between Registrant and PNC Capital Advisors, LLC.

(d)(9)	Expense Limitation Agreement dated April 28, 2015 between Registrant and PNC Capital Advisors, LLC.

(e)(4)	Amendment dated April 28, 2015 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC.

(h)(15)	Amendment dated March 11, 2015 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co.

(i)(4)

Opinion of Smith, Katzenstein & Jenkins, LLP dated April 27, 2015 with respect to validity of Class T shares of PNC Balanced Allocation Fund, PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund.

(j)(1)	Consent of Deloitte & Touche LLP.

(j)(2)	Consent of Ropes & Gray LLP.

(m)(3)	Distribution Plan for Class T Shares.

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.

(q)	Powers of Attorney.